                                                                   Exhibit 10.17

                                                                (Execution Copy)





                       INDENTURE AND SERVICING AGREEMENT


                                 -------------

                           CREDITRUST SPV98-2, LLC,
                                   as Issuer


                                      and


                 NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION,
               as Trustee and Backup Servicer of the Receivables


                                      and


                            CREDITRUST CORPORATION,
                        as Servicer of the Receivables

                                      and

                       ASSET GUARANTY INSURANCE COMPANY
                                as Note Insurer


                         Dated as of December 1, 1998

                                 -------------


              CREDITRUST RECEIVABLES-BACKED NOTES, SERIES 1998-2

                              -------------------

                                TABLE OF CONTENTS


                                 I. DEFINITIONS
1.01   Definitions    ........................................................2
1.02   Interpretation .......................................................16

                      II. CREATION OF TRUST ESTATE;CUSTODY
                               OF RECEIVABLE FILES

2.01   Creation of Trust Estate..............................................17
2.02   Custody Of Receivable Files..........................................198
2.03   Acceptance By Trustee.................................................19
2.04   Representations and Warranties of Issuer as to the Receivables........19
2.05   Repayment for Receivables Upon Breach.................................20
2.06   Duties of Servicer as Custodian......................................221
2.07   Instructions; Authority to Act........................................23
2.08   Indemnification of Custodian..........................................23
2.09   Effective Period and Termination......................................23
2.10   Agent for Service....................................................243
2.11   Satisfaction and Discharge of Indenture..............................243

                III. ADMINISTRATION AND SERVICING OF RECEIVABLES

3.01   Duties of Servicer...................................................254
3.02   Collection of Receivable Payments....................................265
3.03   Covenants of Servicer.................................................26
3.04   Repayment in Respect of Receivables Upon Breach and Other Events.....276
3.05   Servicing Fee; Payment of Certain Expenses By Servicer...............287
3.06   Monthly Servicer Report; Servicer's  Remittance Date Certificate......28
3.07   Annual Statement as to Compliance; Notice of Default.................298
3.08   Periodic Accountants Report...........................................29
3.09   Quarterly Servicer's Compliance Report................................29
3.10   Access to Certain Documentation and Information.......................30
3.11   Reports to Noteholders, the Rating Agency and the Placement Agent....310
3.12   Tax Treatment .......................................................310

                      IV THE ACCOUNTS; PAYMENTS; STATEMENTS
                                 TO NOTEHOLDERS

4.01   Accounts       .......................................................31
4.02   Collections    ......................................................321
4.03   Additional Deposits...................................................32
4.04   Allocations and Payments.............................................332
4.05   Reserve Account......................................................365
4.05A  Note Payment Account.................................................376
4.06   Statements to Noteholders............................................376
4.07   Application of Trust Money............................................37

                                 IVA. THE POLICY

4A.01  The Policy     ......................................................387
4A.02  Claims Under Policy..................................................387
4A.03  Surrender of Policy..................................................398

                                  V. THE NOTES

5.01   The Notes      .......................................................39
5.02   Authentication and Delivery of the Notes..............................40
5.03   Registration of Transfer and Exchange of Notes.......................410
5.04   Mutilated, Destroyed, Lost or Stolen Notes............................43
5.05   Persons Deemed Owners................................................443
5.06   Access to List of Noteholders' Names and Addresses....................44
5.07   Surrendering of Notes................................................454
5.08   Maintenance of Office or Agency......................................454

                                VI. THE ISSUER

6.01   Representations of Issuer............................................454
6.02   Repayment in Respect of Receivables Upon Breach......................510
6.03   Liability of Issuer...................................................52
6.04   Merger or Consolidation of, or Assumption of the Obligations of,
       the Issuer; Certain Limitations......................................521
6.05   Limitation on Liability of Issuer and Others.........................543
6.06   Issuer May Own Notes.................................................543

6.07   Covenants of Issuer..................................................543

                                VII. THE SERVICER

7.01   Representations of Servicer...........................................58
7.02   Liability of Servicer; Indemnities...................................620
7.03   Merger or Consolidation of, or Assumption of the Obligations of,
       the Servicer.........................................................632
7.04   Limitation on Liability of Servicer and Others........................63
7.05   Servicer Not to Resign...............................................643
7.06   Backup Servicing.....................................................643
7.07   General Covenants of Servicer........................................654

               VIII. SERVICER DEFAULT; EVENTS OF DEFAULT SERVICER
                           EVALUATION EVENT; REMEDIES

8.01   Servicer Default......................................................69
8.02   Consequences of a Servicer Default...................................732
8.03   Backup Servicer to Act; Appointment of Successor Servicer............743
8.04   Notification to Note Insurer, Noteholders, Rating Agency and
       Placement Agent......................................................764
8.05   Waiver of Past Servicer Defaults.....................................764
8.06   [Deleted]      .......................................................76
8.07   Subservicers   .......................................................76
8.08   Events of Default....................................................775
8.09   Acceleration of Maturity; Rescission and Annulment...................797
8.10   Collection of Indebtedness and Suits for Enforcement by Trustee......780
8.11   Remedies       ......................................................780
8.12   Trustee May File Proofs of Claim......................................79
8.13   Trustee May Enforce Claims without Possession of Notes...............820
8.14   Application of Money Collected.......................................820
8.15   Limitation on Suits..................................................820
8.16   Unconditional Rights of Noteholders to Receive Principal and
       Interest.............................................................831
8.17   Restoration of Rights and Remedies....................................83
8.18   Rights and Remedies Cumulative........................................83
8.19   Delay or Omission Not Waiver..........................................84
8.20   Control by Controlling Party..........................................84
8.21   Waiver of Past Defaults..............................................842

8.22   Undertaking for Costs.................................................85
8.23   Waiver of Stay or Extension Laws.....................................853
8.24   Sale of Trust Estate.................................................853
8.25   Action on Notes......................................................875
8.26   No Recourse to Other Trust Estates or Other Assets of the Issuer.....886
8.27   License        ......................................................886

                                 IX. THE TRUSTEE

9.01   Duties of Trustee....................................................886
9.02   Trustee's Certificate.................................................88
9.03   Trustee's Release of Removed Receivables..............................88
9.04   Certain Matters Affecting the Trustee.................................89
9.05   Limitation on Trustee's Liability.....................................92
9.06   Trustee May Own Notes.................................................93
9.07   Trustee's Fees and Expenses...........................................94
9.08   Indemnity of Trustee, Backup Servicers and Successor Servicer.........94
9.09   Eligibility Requirements for Trustee..................................95
9.10   Resignation or Removal of Trustee....................................953
9.11   Successor Trustee....................................................964
9.12   Merger or Consolidation of Trustee...................................964
9.13   Appointment of Co-Trustee or Separate Trustee........................974
9.14   Representations and Warranties of Trustee.............................98
9.15   Tax Returns    ......................................................997
9.16   Trustee May Enforce Claims Without Possession of Notes...............997
9.17   Suit for Enforcement.................................................997
9.18   Rights of Controlling Party to Direct Trustee.........................97
9.19   Confidential Information..............................................98

                                  X. REDEMPTION

10.01  Redemption at the Option of the Issuer; Election to Redeem............98
10.02  Deposit of Redemption Amount..........................................99
10.03  Notice of Redemption by the Trustee...................................99
10.04  Surrendering of Notes.................................................99

                         XI. MISCELLANEOUS PROVISIONS

11.01  Amendment  .........................................................1020
11.02  Protection of Title to Trust Estate.................................1041
11.03  Limitation of Rights of Noteholders.................................1053
11.04  Governing Law .......................................................106
11.05  Notices        ......................................................106
11.06  Severability of Provisions; Counterparts.............................107
11.07  Assignment     ......................................................107
11.08  No Petition    ......................................................107
11.09  Noteholder Direction.................................................108
11.10  No Substantive Review of Compliance Documents........................108

         This Indenture and Servicing Agreement, dated as of December 1, 1998 (the "Agreement") is executed by and among Creditrust SPV98-2, LLC, as issuer (the "Issuer"), Norwest Bank Minnesota, National Association, as trustee (in such capacity, the "Trustee"), and as backup servicer (in such capacity, the "Backup Servicer"), Creditrust Corporation, as servicer (the "Servicer") and Asset Guaranty Insurance Company, as note insurer (the "Note Insurer").

         In consideration of the mutual agreements herein contained, each party agrees as follows for the benefit of the other parties and the Noteholders to the extent provided herein:

                                    ARTICLE I
                                   DEFINITIONS

         SECTION 1.01     Definitions.

         Except as otherwise provided in this Agreement, whenever used herein, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

          "Accounts" means the Collection Account, the Reserve Account and the
           --------
Note Payment Account.

          "Accredited Investor" shall have the meaning assigned to such term in
           -------------------
Rule 501(a)(1), (2), (3) or (7) under the Securities Act.

         "Additional Servicing Fee" means the amount, calculated in accordance
          ------------------------
with Section 8.03, which is payable to the Successor Servicer and which exceeds the amount of the Servicing Fee.

         "Adverse Claim" means a lien, security interest, charge, encumbrance or
          -------------
other right or claim of any Person.

         "Affiliate" means, with respect to any specified Person, any other
          ---------
Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, "control," when used with respect to any specified Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the term "controlling" and "controlled" have meanings correlative to the foregoing.

         "Agreement" means this Indenture and Servicing Agreement, relating to
          ---------
Creditrust Receivables-Backed Notes, Series 1998-2 dated as of December 1, 1998, among Creditrust SPV98-2, LLC, as Issuer, Norwest Bank Minnesota, National Association, as Trustee and Backup Servicer, Creditrust Corporation, as Servicer, and Asset Guaranty Insurance Company, as Note Insurer, as the same may be amended or supplemented from time to time.

         "Applicants" shall have the meaning specified in Section 5.06.
          ----------

         "Asset Sale Agreement" means each asset sale agreement or receivables
          --------------------
purchase agreement entered into between Creditrust Corporation and each Originating Institution in connection with the purchase of Receivables from such Originating Institution.

         "Available Funds" means, with respect to any Payment Date and the next
          ---------------
preceding Determination Date, the sum of (i) the Net Proceeds recovered with respect to each Receivable and received in the Collection Account during the Collection Period then most recently concluded, plus (ii) all available funds on deposit in the Collection Account (other than Net Proceeds of Receivables) as of the opening of business of the Trustee on such Determination Date.

         "Backup Servicer" means Norwest Bank Minnesota, National Association.
          ---------------

         "Backup Servicing Fee" means the fee payable to the Backup Servicer on
          --------------------
each Payment Date for services rendered pursuant to this Agreement, which shall be equal to $3,500 per month; provided, however, that with respect to the
                              --------  -------
initial Payment Date, the Backup Servicing Fee shall be (i) $3,500 times (ii) a fraction, the numerator of which is the number of days from and including the Closing Date through December 31, 1998, and the denominator of which is 31.

         "Benefit Plan" means with respect to any Person any employee benefit
          ------------
plan as defined in Section3(3) of ERISA in respect of which the Person or any ERISA Affiliate of such Person is, or at any time during the immediately preceding six years was, an "employer" as defined in Section 3(5) of ERISA.

         "Business Day" means any day other than a Saturday, a Sunday or a day
          ------------
on which banking institutions in the State of Maryland, the State of Minnesota or the State of New York are required or authorized by law, regulation, executive order or governmental decree to be closed.

         "By-laws" means the bylaws of Issuer.
          -------

         "Charged-Off Balance" means, with respect to each Receivable, the
          -------------------
original charged-off balance as required to be set forth in the Schedule of Receivables.

         "Closing Date" means December 29, 1998.
          ------------

         "Code" means the Internal Revenue Code of 1986, as amended.
          ----

         "Collection Account" means the segregated account or accounts, each of
          ------------------
which shall be an Eligible Account, established and maintained pursuant to
Section 4.01 and entitled "Norwest

Bank Minnesota, National Association, as Trustee for Creditrust Receivables-Backed Notes, Series 1998-2 Collection Account."

         "Collection Period" means, with respect to any Remittance Date,
          -----------------
Determination Date or Payment Date, the period beginning on the first day of the calendar month immediately preceding the month in which such Remittance Date, Determination Date or Payment Date occurs and ending on the last day of such calendar month; provided, however, that the initial Collection Period begins on
                --------  -------
the Closing Date.

         "Consumer Account" means any receivable generated on a credit card
          ----------------
account, revolving account, or installment account.

         "Controlling Party" means (A) while an Insurer Default is in effect,
          -----------------
the Noteholders with Voting Interests in excess of 50% of all outstanding Voting Interests, and (B) at all other times, the Note Insurer.

         "Corporate Trust Office" means the office of the Trustee at which at
          ----------------------
any particular time its corporate trust business shall be principally administered, which office at the date of execution of this Agreement is located at Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479-0070,
Attention: Corporate Trust Services/Asset-Backed Administration.

         "Customary Procedures" means the customary practices, policies,
          --------------------
standards and procedures of the Servicer relating to the acquisition and collection of comparable defaulted consumer receivables that it services for itself or others, in each case as in effect on the Closing Date (which include backup servicing files and disaster recovery plans), as the same may be modified by the Servicer from time to time thereafter with, in each case, prompt notice to the Note Insurer.

         "Cut-Off Date" means November 5, 1998.
          ------------

         "Determination Date" means, with respect to any Payment Date, the
          ------------------
second Business Day next preceding such Payment Date.

         "Eligible Account" means (A) a segregated account or accounts
          ----------------
maintained with an institution the deposits of which are insured by the Bank Insurance Fund or the Savings Association Insurance Fund of the FDIC, the unsecured and uncollateralized debt obligations of which shall be rated "AA" or better by the Required Rating Agencies then providing a long term debt rating for such institution and in the highest available short term rating category by the Required Rating Agencies then providing a short term debt rating for such institution, and that is (i) a federal savings and loan association duly organized, validly existing and in good standing under the federal banking laws,
(ii) a banking or savings and loan association duly organized, validly existing and in good standing under the applicable laws of any state, (iii) a national banking association duly organized, validly existing and in good standing under the federal banking laws, or (iv) a principal subsidiary of a bank holding company, or (B) a segregated trust account (which shall be a "special deposit account") maintained in the trust department of a federal or state chartered depository institution or trust company, having capital and surplus of not less than $50,000,000, acting in its fiduciary capacity. Any Eligible Accounts maintained with the Trustee shall conform to the preceding clause (B). Any Account maintained at an institution other than the Trustee must be subject to an agreement with such institution among Servicer, Issuer and Trustee which must be satisfactory to
Note Insurer in form and substance.

          "ERISA" means the Employee Retirement Income Security Act of 1974, as
           -----
amended.

         "ERISA Affiliate" means with respect to any Person (a) any corporation
          ---------------
which is a member of the same controlled group of corporations (within the meaning of Section 414(b) of the Code) as such Person; (b) a trade or business (whether or not incorporated) under common control (within the meaning of Section 414(c) of the Code) with such Person, or (c) a member of the same affiliated service group (within the meaning of Section 414(m) of the Code) as such Person, any corporation described in clause (a) above or any trade or business described in clause (b) above.

         "Event of Default" shall have the meaning specified in Section 8.08.
          ----------------

         "Exchange Act" means the Securities Exchange Act of 1934, as amended.
          ------------

          "FDIC" means the Federal Deposit Insurance Corporation, and its
           ----
successors.

         "Final Payment Date" shall mean the earlier of January 12, 2004 or (ii)
          ------------------
the Payment Date which follows the Payment Date on which all proceeds of a sale of the Trust Estate pursuant to Section 8.24 were distributed.

          "FNMA" means the Federal National Mortgage Association, and its
           ----
successors.

         "GAAP" means generally accepted accounting principles that are (i)
          ----
consistent with the principles promulgated or adopted by the Financial Accounting Standards Board and its predecessors, as in effect from time to time, and (ii) consistently applied with past financial statements of the Servicer and its subsidiaries; provided that a certified public accountant would, insofar as the use of such accounting principles is pertinent, be in a position to deliver an unqualified opinion (other than a qualification regarding changes in generally accepted accounting principles) as to financial statements in which such principles have been properly applied.

         "Independent Member" means a member of the Issuer which is a
          ------------------
corporation and (a) which is not (i) an Affiliate of the Seller or the Servicer or (ii) a holder (directly or indirectly) of any voting securities of any Affiliate of the Issuer, and (b) which is a wholly owned Affiliate of a company that provides, in the ordinary course of its business, advisory, management or placement services to issuers of securitization or structured finance instruments, agreements or securities.

         "Insolvency Event" means, with respect to a specified Person, (a) the
          ----------------
filing of a decree or order for relief by a court having jurisdiction in the premises in respect of such Person or any substantial part of its property in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or the filing of a petition against such Person in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, which case remains unstayed and undismissed within 30 days of such filing, or the appointing of a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial part of its property, or the ordering of the winding-up or liquidation of such Person's business; or (b) the commencement by such Person of a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or the consent by such Person to the entry of an order for relief in an involuntary case under any such law, or the consent by such Person to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial part of its property, or the making by such Person of any general assignment for the benefit of creditors, or the failure by such Person generally to pay its debts as such debts become due or the admission by such Person of its inability to pay its debts generally as they become due.

          "Insolvency Proceeding" means any proceeding of the sort described in
           ---------------------
the definition of Insolvency Event.

         "Insurance Agreement" means the Insurance and Reimbursement Agreement
          -------------------
between the Servicer, the Issuer and Asset Guaranty Insurance Company, dated as of the Closing Date.

         "Insurer Default" means the occurrence of any of the following:
          ---------------

                  (a) the Note Insurer shall fail to pay when, as and in the amounts required, any amount payable under the Policy and such failure continues unremedied for two Business Days;

                  (b) (i) the Superintendent of Insurance of the State of New York (or any Person succeeding to the duties of such Superintendent) (for the purpose of this paragraph (b), the "Superintendent") shall determine that the
Note Insurer is insolvent within the meaning of Section 1309 of the New York Insurance Law; or (ii) the Note Insurer shall commence a voluntary case or other proceeding seeking rehabilitation, liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors; or (iii) an involuntary case or other proceeding shall be commenced against the Note Insurer seeking rehabilitation, liquidation, reorganization or other relief with respect to it or its debts under a bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property and such case or proceeding is not dismissed or otherwise terminated within a period of 60 consecutive days or a court of competent jurisdiction enters an order granting the relief sought in such case or proceeding.

                  (c) the Policy has been determined to be unenforceable in a final, non-appealable order of a court of competent jurisdiction.

         "Interest Carryover Shortfall" means, with respect to any Payment Date,
          ----------------------------
the excess, if any, of (i) the Interest Distributable Amount for such Payment Date and all prior Payment Dates, over (ii) the amount of interest, if any, actually paid to Noteholders on such Payment Date and all prior Payment Dates.

         "Interest Distributable Amount" means, with respect to any Payment
          -----------------------------
Date, the product of (A) one-twelfth of the Note Rate and (B) the Note Balance as of the immediately preceding Payment Date (after giving effect to payments in reduction of the Note Balance made on such immediately preceding Payment Date, if any) or, in the case of the initial Payment Date, the Original Note Balance; provided, however, that with respect to the initial Payment Date, the amount
--------  -------
calculated in accordance with the preceding clause shall be multiplied by a fraction, the numerator of which is the number of days from and including the Closing Date through and including December 31, 1998 and the denominator of which is 31.

          "Investment Company Act" means the Investment Company Act of 1940, as
           ----------------------
amended.

         "Issuer" means Creditrust SPV98-2, LLC, in its capacity as issuer of
          ------
the Notes pursuant to this Agreement, and each successor thereto (in the same capacity) pursuant to Section 6.04.

         "Lien" means any security interest, lien, charge, pledge, equity or
          ----
encumbrance of any kind.

         "LLC Agreement" means the limited liability company agreement of
          -------------
Issuer.

         "Monthly Servicer Report" means an Officer's Certificate of the
          -----------------------
Servicer completed and executed pursuant to Section 3.06(a), substantially in the form attached hereto as Exhibit A.
                            ---------

          "Nationally Recognized Statistical Rating Agency" means each of Duff &
           -----------------------------------------------
Phelps Credit Rating Co., Fitch IBCA, Inc., Moody's Investors Service, Inc. and Standard & Poor's Ratings Services, or any successor thereto.

         "Net Proceeds" means, with respect to a Receivable, all monies in
          ------------
available funds collected, received or otherwise recovered from or for the account of the related Obligor on such Receivable. Third-Party Fees and court costs incurred in connection with collecting a Receivable will be deducted from collections on such Receivable by such third parties or by the Servicer on their behalf and will not constitute Net Proceeds.

         "Note" means one of the 8.61% Creditrust Receivables-Backed Notes,
          ----
Series 1998-2 executed by the Issuer and authenticated by the Trustee in substantially the form attached hereto as Exhibit C.
                                          ---------

         "Note Balance" shall initially equal, on the Closing Date, the Original
          ------------
Note Balance and, as of any subsequent date of determination, shall equal the Original Note Balance less all amounts paid to Noteholders on previous Payment Dates and applied in reduction of the Note Balance.

          "Note Insurer" means Asset Guaranty Insurance Company, a New York
           ------------
stock insurance corporation.

         "Note Insurer Obligations" means all amounts from time to time payable
          ------------------------
to the Note Insurer hereunder, under the Premium Letter or under the Insurance Agreement, whether constituting principal or interest, whether fixed or contingent, and howsoever arising (including, without limitation, all Reimbursement Obligations, and any and all such interest, premiums, fees and other obligations that accrue after the commencement of an Insolvency Proceeding, in each such case whether or not allowed as a claim in such Insolvency Proceeding).

         "Note Insurer Premium" means the premium payable to the Note Insurer in
          --------------------
respect of the Policy, in an amount equal to the product of (i) one-twelfth of a per annum rate equal to the Premium Rate, and (ii) the Note Balance as of the preceding Payment Date after giving effect to any distributions applied to the Note Balance on such Payment Date, except that with respect to the initial Payment Date, the premium shall be equal to the product of (i) one-twelfth of the Premium Rate, and (ii) the Original Note Balance and (iii) a fraction, the numerator of which is the number of days from and including the Closing Date through and including December 31, 1998, and the denominator of which is 31.

         "Note Payment Account" means the segregated account or accounts, each
          --------------------
of which shall be an Eligible Account, established and maintained pursuant to
Section 4.01 and entitled "Norwest Bank Minnesota, National Association, as Trustee for Creditrust Receivables-Backed Notes, Series 1998-2, Note Payment Account."

          "Note Rate" means 8.61% per annum, calculated on the basis of a
           ---------
360-day year consisting of twelve 30-day months.

         "Note Register" means the register maintained pursuant to Section 5.03.
          -------------

         "Note Registrar" means the Trustee unless a successor thereto is
          --------------
appointed pursuant to Section 5.03. The Note Registrar initially designates its offices at Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479-0070 as its offices for purposes of Section 5.07.

         "Noteholder" means the Person in whose name a Note is registered in the
          ----------
Note Register, except that, solely for the purposes of giving certain consents, waivers, requests or demands pursuant to this Agreement the interests evidenced by any Note registered in the name of, or in the name of a Person or entity holding for the benefit of, the Issuer, the Servicer or any Person actually known to a Responsible Officer of the Trustee to be controlling, controlled by or under common control with the Issuer or the Servicer, shall not be taken into account in determining whether the requisite percentage necessary to effect any such consent, waiver, request or demand shall have been obtained.

         "Obligor" on a Receivable means any Person who owes or may be liable
          -------
for payments under such Receivable.

         "Officer's Certificate" means a certificate signed by a Responsible
          ---------------------
Officer of the Issuer or the Servicer, as the case may be, and delivered to the Trustee and the Note Insurer.

         "Opinion of Counsel" means a written opinion of counsel, who may be an
          ------------------
employee of or outside counsel to the Person responsible for providing such opinion, and which opinion shall be reasonably acceptable to the Trustee, the
Note Insurer and the other recipients thereof.

         "Original Note Balance" means $27,500,000.
          ----------------------

         "Originating Institution" means any of the banking institutions and
          -----------------------
merchants that originated any of the Receivables and their assignees.

         "Payment Date" means the twelfth day of each calendar month or, if such
          ------------
day is not a Business Day, the next succeeding Business Day, commencing February 12, 1999.

        "PBGC" shall mean the Pension Benefit Guaranty Corporation and any
         ----
Person succeeding to the functions thereof.

          "Permitted Investments" means, at any time, any one or more of the
           ---------------------
following obligations and securities:

                  (i) obligations of, and obligations fully guaranteed as to timely payment of principal and interest by, the United States or any agency thereof, provided such obligations are backed by the full faith and credit of the United States;

                  (ii) general obligations of, or obligations guaranteed by, FNMA or any state of the United States or the District of Columbia, which are then rated the highest available credit rating for such obligations by the Required Rating Agencies then providing such a rating;

                  (iii) certificates of deposit issued by any depository institution or trust company (including the Trustee) incorporated under the laws of the United States or of any state thereof, the District of Columbia and subject to supervision and examination by banking authorities of one or more of such jurisdictions, provided that the short-term unsecured debt obligations of such depository institution or trust company are then rated the highest available credit rating for such obligations by the Required Rating Agencies then providing such a rating;

                  (iv) repurchase obligations held by the Trustee that are acceptable to the Trustee with respect to any security described in clauses (i) or (ii) hereof or any other security issued or guaranteed by any other agency or instrumentality of the United States, in either case entered into with a federal agency or a depository institution or trust company (acting as principal) described in clause (iii) above, provided that the party agreeing to repurchase such obligations shall have the highest available short-term debt rating from the Required Rating Agencies then providing such a rating; and

                  (v) freely redeemable shares in money market funds (including such funds for which the Trustee or an Affiliate of the Trustee serves as an investment advisor, administrator, shareholder, servicing agent and/or custodian or subcustodian) which invest solely in the types of instruments and obligations described in clauses (i) through (iv) above, so long as such funds are then rated in the highest available rating category for money market funds by the Required Rating Agencies then providing such a rating and notwithstanding that (i) the Trustee or an Affiliate of the Trustee may charge and collect fees and expenses from such funds for services rendered, (ii) the Trustee charges and collects fees and expenses for services rendered pursuant to this Agreement and (iii) services performed for such funds and pursuant to this Agreement may converge at any time. Each of the Issuer and the Servicer hereby specifically authorizes the Trustee or an Affiliate of the Trustee to charge and collect all fees and expenses from such funds for services rendered to such funds, in addition to any fees and expenses the Trustee may charge and collect for services rendered pursuant to this Agreement;

provided that each of the foregoing investments shall mature no later than the Business Day prior to the Payment Date immediately following the date of purchase thereof (other than in the case of the investment of monies in instruments of which the entity at which the related Account is located is the obligor, which may mature on the related Payment Date), and shall be required to be held to such maturity; and provided further that each of the Permitted Investments may be purchased by the Trustee through an Affiliate of the Trustee.

     Notwithstanding anything to the contrary contained in this definition, (a) no Permitted Investment may be purchased at a premium, (b) any of the foregoing which constitutes a certificated security shall not be considered a Permitted Investment unless it is registered in the name of the Trustee in its capacity as such, and (c) any of the foregoing which constitutes an uncertificated security shall not be considered a Permitted Investment unless (i) it is registered in the name of the Trustee in its capacity as such or in the name of its Financial Intermediary, (ii) no notation of the right of the issuer thereof to a Lien thereon is contained in the initial transaction statement therefor sent to the Trustee, (iii) a Responsible Officer of the Trustee does not have notice or actual knowledge of (A) any restriction on the transfer thereof imposed by the issuer thereof, or (B) any adverse claims, and no notation of any such restriction or of any specific adverse claim as to which the Issuer has a duty under the law of the state in which the Corporate Trust Office is located at the time of registration is contained in the initial transaction statement therefor sent to the Trustee; and (iv) to the actual knowledge of a Responsible Officer of the Trustee, no creditor has served legal process upon the issuer thereof at its chief executive office in the United States which legal process attempts to place a Lien thereon prior to the registration thereof in the name of the Trustee.

     "Person" means any legal person, including any individual, corporation,
      ------
partnership, limited liability company, joint venture, association, joint stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

     "Placement Agent" means Rothschild Inc.
      ---------------

     "Policy" means the Financial Guaranty Insurance Policy issued by the Note
      ------
Insurer pursuant to the Insurance Agreement.

     "Premium Letter" means the letter agreement between the Note Insurer and
      --------------
the Issuer, dated as of the Closing Date.

     "Premium Rate" has the meaning assigned to such term in the Premium Letter.
      ------------

     "Proprietary Information" shall have the meaning specified in Section 9.19.
      -----------------------

     "Purchaser" means Creditrust SPV98-2, LLC, in its capacity as transferee of
      ---------
the Receivables under the Receivables Contribution Agreement.

     "Purchase Agreement" means the Purchase Agreement signed by the
      ------------------
Noteholders.

     "Qualified Institutional Buyer" have the meaning assigned to such term in
      -----------------------------
Rule 144A under the Securities Act.

     "Rating Agency" means Standard & Poor's Rating Services, a division of
      -------------
McGraw-Hill Companies, Inc., and any successor thereto.

     "Receivable" means any receivable in connection with a Consumer Account
      ----------
identified in the Schedule of Receivables.

     "Receivable File" means the documents described in Section 2.02 pertaining
      ---------------
to a particular Receivable.

     "Receivables Contribution Agreement" means the Receivables Contribution
      ----------------------------------
Agreement, dated as of the Closing Date, between the Seller and the Purchaser.

     "Record Date" means, with respect to each Payment Date, the last Business
      -----------
Day of the calendar month immediately preceding the month in which such Payment Date occurs. Any amount stated "as of a Record Date" or "on a Record Date" shall give effect to all applications of collections, and all payments to any party under this Agreement or to the related Obligor, as the case may be, in each case as determined as of the opening of business of the Note Registrar on the related Record Date.

     "Redemption Amount" means, with respect to a redemption of the Notes by the
      -----------------
Issuer pursuant to Section 10.01, an amount equal to the sum of (i) the Note Balance as of the date the Issuer elects to redeem the Notes, (ii) all accrued and unpaid interest on the Notes through the end of the Collection Period immediately preceding the Payment Date as of which such redemption will occur,
(iii) any other amounts owed to the Noteholders hereunder or under the Purchase Agreement, and (iv) all outstanding Note Insurer Obligations then due and payable.

     "Reimbursement Obligations" means the sum of (i) each payment made under
      -------------------------
the Policy and (ii) interest on any payment made under the Policy from the date of the payment until the date the Note Insurer is repaid, in full and in cash, at an annual rate equal to the "Prime Rate" (as hereinafter defined) plus 1% (calculated on the basis of the actual number of days elapsed in a 360 day year). The term "Prime Rate" means the interest rate published in the "Money Rates" column in The Wall Street Journal and referred to therein as the "Prime
                 -----------------------
Rate;" any change in such Prime Rate shall correspondingly change the interest rate as of the date of any such change.

     "Release Payment" means, with respect to any Removed Receivable in respect
      ---------------
of which a payment is made by the Issuer or the Servicer under this Agreement and as of the Remittance Date on which the "Release Payment" must be made, the excess, if any, of (i) the product of the Original Note Balance and a fraction, the numerator of which is the Charged-Off Balance of such Receivable and the denominator of which is the Charged-Off Balance of all the Receivables over (ii) the product of the aggregate amount of all Net Proceeds collected, received or otherwise recovered on and after the Closing Date with respect to such Removed Receivable, and a factor equal to .80; in each case determined as of such Remittance Date.

     "Remittance Date" means, with respect to any Payment Date, the third
      ---------------
Business Day next preceding such Payment Date.

     "Removed Receivable" means a Receivable which the Servicer is obligated to
      ------------------
acquire pursuant to Section 3.04, or which the Issuer is obligated to make a payment in respect of pursuant to Section 2.05 or 6.02, or in the event the Issuer has elected to make a redemption pursuant to Section 10.01, all of the Receivables.

     "Required Rating Agencies" means with respect to any debtor or indebtedness
      ------------------------
the Rating Agency and one other Nationally Recognized Statistical Rating Agency; provided that none of the other such Nationally Recognized Statistical Rating Agencies has given a lower rating to the relevant debtor or indebtedness than the Rating Agency and such other Nationally Recognized Statistical Rating Agency (in which case, for the avoidance of doubt, such other Nationally Recognized Statistical Rating Agency giving the lower rating shall be one of the "Required Rating Agencies").

     "Required Reserve Amount" means the amount required to be deposited in the
      -----------------------
Reserve Account on the Closing Date and thereafter maintained in the Reserve Account for so long as the Notes are outstanding. The amount is $1,650,000.

     "Reserve Account" means the segregated account or accounts, each of which
      ---------------
shall be an Eligible Account, established and maintained pursuant to Section
4.01 and entitled "Norwest Bank Minnesota, National Association, as Trustee for Creditrust Receivables-Backed Notes, Series 1998-2, Reserve Account."

     "Reserve Fund Reimbursement Amount" means, with respect to any Payment
      ---------------------------------
Date, the excess of the Required Reserve Amount over the amount then on deposit in the Reserve Account.

     "Responsible Officer" means,
      -------------------

          (i) when used with respect to the Trustee, any officer within the Corporate Trust Office of the Trustee, including any vice president, assistant vice president, assistant treasurer, assistant secretary or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with such particular subject, and

          (ii) when used with respect to the Issuer or the Servicer, the president, the chief financial officer, the chief legal officer, the chief recovery officer or the chief acquisitions officer of the Issuer or the Servicer, as the case may be.

     "Sale" shall have the meaning specified in Section 8.24.
      ----

     "Schedule of Receivables" means the CD-ROM containing a true and complete
      -----------------------
list of all of the Receivables, delivered to the Trustee and incorporated by reference herein as Schedule A.
                    ----------

     "Securities Act" means the Securities Act of 1933, as amended.
      --------------

     "Seller" means Creditrust Corporation, in its capacity as transferor of the
      ------
Receivables under the Receivables Contribution Agreement.

     "Servicer" means Creditrust Corporation, in its capacity as servicer of the
      --------
Receivables pursuant to this Agreement, and each successor thereto (in the same capacity) appointed pursuant to Section 8.03.

     "Servicer Default" shall have the meaning specified in Section 8.01.
      ----------------

     "Servicer's Remittance Date Certificate" means an Officer's Certificate of
      --------------------------------------
the Servicer completed and executed pursuant to Section 3.06(b) and delivered to the Trustee, in each case specifying Removed Receivables in respect of which the making of a Release Payment is required hereunder, prepared by the Servicer as of the opening of business of the Trustee on each applicable Remittance Date.

     "Servicing Fee" means the fee payable to the Servicer on each Payment Date,
      -------------
calculated pursuant to Section 3.05, for services rendered during the related Collection Period, which shall be, for any Payment Date, equal to 20% of all Net Proceeds collected, received or otherwise recovered from or for the account of the Obligors during such Collection Period. The term "Servicing Fee" shall also mean the additional amounts payable to a Successor Servicer for servicing pursuant to Section 8.03, but only to the extent such amounts do not exceed the amount calculated in accordance with the preceding sentence; all amounts in excess thereof are herein called the "Additional Service Fee."

     "Subservicers" shall have the meaning specified in Section 8.07.
      ------------

     "Successor Servicer" means any entity appointed as a successor to the
      ------------------
Servicer pursuant to Section 8.03.

     "Third-Party Fees" means, with respect to a Receivable and any Collection
      ----------------
Period, the amount of any fees or compensation paid or owed to unrelated third-parties (generally, contingency fee lawyers) retained or otherwise engaged by the Servicer under fee or compensation arrangements that are contingent upon, and determined by reference to, amounts recovered in respect of the related Receivable, and which must be commercially reasonable.

     "Transaction Documents" means, collectively, this Agreement, the
      ---------------------
Receivables Contribution Agreement, the Notes, the Purchase Agreement, the Policy, the Insurance

Agreement, the Premium Letter, and each of the other documents, instruments and agreements entered into in connection with any of the foregoing or the transactions contemplated thereby.

     "Transferee Certificate" means a certificate in the form of Exhibit D-2 or
      ----------------------
D-3.

     "Transition Fees" shall have the meaning specified in Section 8.02.
      ---------------

     "Trust Estate" or "Creditrust Receivables-Backed Notes, Series 1998-2 Trust
      ------------      --------------------------------------------------------
Estate" means the trust estate established under this Agreement for the benefit
------
of the Noteholders and the Note Insurer, which consists of the property described in Section 2.01(b).

     "Trust Property" means the property, or interests in property, constituting
      --------------
the Trust Estate from time to time.

     "Trustee" means Norwest Bank Minnesota, National Association, and any
      -------
successor trustee appointed pursuant to Section 9.11.

     "Trustee Fee" means the fee payable to the Trustee on each Payment Date for
      -----------
services rendered under this Agreement, which shall be equal to $1,000 per month, provided, however, that with respect to the initial Payment Date, the Trustee Fee shall be (i) $1,000 times (ii) a fraction, the numerator of which is the number of days from and including the Closing Date through December 31, 1998, and the denominator of which is 31.

     "Trustee's Certificate" means a certificate completed and executed by a
      ---------------------
Responsible Officer of the Trustee pursuant to Section 9.02 or 9.03, substantially in the form attached hereto as Exhibit B.
                                             ---------

     "UCC" means the Uniform Commercial Code as in effect in the State of
      ---
Maryland.

     "United States" means the United States of America.
      -------------

     "Vice President" of any Person means any vice president of such Person,
      --------------
whether or not designated by a number or words before or after the title "Vice President," who is a duly elected officer of such Person.

     "Voting Interests" means the aggregate voting power evidenced by the Notes,
      ----------------
corresponding to the outstanding Note Balance of the Notes held by individual Noteholders; provided, however, that where the Voting Interests are relevant in determining whether the vote of the requisite percentage of Noteholders necessary to effect any consent, waiver, request or demand shall have been obtained, the Voting Interests shall be deemed to be reduced by the amount equal to the Voting Interests (without giving effect to this provision) represented by the interests evidenced by any Note registered in the name of, or in the name of a Person or entity holding for the benefit of, the Issuer, the Servicer or any Person actually known to a Responsible Officer of the Trustee to be an Affiliate of either or both of the Issuer and the Servicer.

     "Year 2000 Compliant" shall have the meaning set forth in section 7.01(i).
      -------------------

     SECTION 1.02    Interpretation.

     Unless otherwise indicated in this Agreement:

     (a) reference to and the definition of any document (including this Agreement) shall be deemed a reference to such document as it may be amended or modified from time to time;

     (b) all references to an "Article," "Section," "Schedule" or "Exhibit" are to an Article or Section hereof or to a Schedule or an Exhibit attached hereto;

     (c) defined terms in the singular shall include the plural and vice versa, and the masculine, feminine or neuter gender shall include all genders;

     (d) the words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement;

     (e) in the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each means "to but excluding";

     (f) periods of days referred to in this Agreement shall be counted in calendar days unless Business Days are expressly prescribed and references in this Agreement to months and years shall be to calendar months and calendar years unless otherwise specified;

     (g) accounting terms not otherwise defined herein and accounting terms partly defined herein to the extent not defined, shall have the respective meanings given to them under GAAP; and

     (h) the headings in this Agreement are for the purpose of reference only and do not limit or affect its meaning.

                                  ARTICLE II
             CREATION OF TRUST ESTATE; CUSTODY OF RECEIVABLE FILES

     SECTION 2.01    Creation of Trust Estate.

     (a) Upon the execution of this Agreement by the parties hereto, there is hereby created for the benefit of the Noteholders and the Note Insurer the Creditrust Receivables-Backed Notes, Series 1998-2 Trust Estate. The Issuer, pursuant to the mutually agreed upon terms contained in this Agreement, shall grant a security interest to the Trustee on behalf of the Noteholders and the
Note Insurer in all of its right, title and interest in and to the Trust Estate, including, without limitation, the Receivables and any proceeds related thereto, and such other items as shall be specified in this Agreement.

     (b) In consideration of the Trustee's delivery to the Issuer of authenticated Notes, in authorized denominations, in an aggregate amount equal to the Original Note Balance, the Issuer does hereby grant a security interest to the Trustee, in trust for the benefit of the Noteholders and the Note Insurer, which security interest constitutes the Trust Estate, in the following property and rights in property, whether now owned or existing or hereafter acquired or arising, whether tangible or intangible, and wheresoever located:

           (i) all right, title and interest of the Issuer in and to the Receivables and all monies due thereon or paid thereunder or in respect thereof (including any fees and charges paid by the Obligors) on and after the Closing Date (including any Release Payments made with respect to Removed Receivables for which payment is made by the Issuer pursuant to Section 2.05 or 6.02 or Removed Receivables acquired by the Servicer pursuant to Section 3.04), net of any Third-Party Fees;

           (ii) the rights of the Issuer as Purchaser under the Receivables Contribution Agreement to enforce the obligations of the Seller thereunder;

           (iii) the Collection Account, the Note Payment Account and the Reserve Account, and all monies, "securities," "instruments," "accounts," "general intangibles," "chattel paper," "financial assets," "investment property" (the terms in quotations are defined in the UCC) and other property on deposit or credited to the Collection Account, the Note Payment Account, and the Reserve Account from time to time (whether or not constituting or derived from payments, collections or recoveries received, made or realized in respect of the Receivables);

           (iv) all right, title and interest of the purchaser in, to and under each Asset Sale Agreement, and all related documents, instruments and agreements pursuant to which the Seller acquired, or acquired an interest in, any of the Receivables from an Originating Institution;

           (v)   all payments due under the Policy;

           (vi) all books, records and documents relating to the Receivables in any medium, including without limitation paper, tapes, disks and other electronic media;

           (vii) all other monies, securities, reserves and other property now or at any time in the possession of the Trustee or its bailee, agent or custodian and relating to any of the foregoing; and

           (viii) all proceeds, products, rents and profits of any of the foregoing and all other amounts payable in respect of the foregoing, including, without limitation, proceeds of insurance policies insuring any of the foregoing or any indemnity or warranty payable by reason of loss or damage to or otherwise in respect of any of the foregoing.

     (c) The parties hereto intend that the security interest granted under this Agreement shall give the Trustee on behalf of the Noteholders and the Note Insurer a first priority perfected security interest in, to and under the Receivables, and all other property described in this Section 2.01 as a part of the Trust Estate and all proceeds of any of the foregoing in order to secure the
Note Insurer Obligations and the obligations of the Issuer to the Trustee, the Noteholders and the Note Insurer, under the Notes, this Agreement, the Purchase Agreement, the Insurance Agreement and all other Transaction Documents. The Trustee on behalf of the Noteholders and the Note Insurer shall have all the rights, powers and privileges of a secured party under the UCC. The Issuer agrees to execute and file all filings (including filings under the UCC) and take all other actions reasonably necessary in any jurisdiction to provide third parties with notice of the security interest granted pursuant to this Agreement and to perfect such security interest under the UCC.

     (d) The Issuer shall ensure that, from and after the time of the grant of the security interest in the Trust Estate, the master computer records (including any back-up archives) maintained by or on behalf of the Issuer that refer to any Receivable indicate clearly the interest of the Trustee in such Receivable and that the Receivable is subject to a security interest in favor of the Trustee. Indication of the interest of the Trustee in a Receivable shall be deleted from or modified on such computer records when, and only when, the Receivable has been paid in full or has been acquired, assigned or released pursuant to this Agreement.

     SECTION 2.02    Custody Of Receivable Files.

     In order to assure uniform quality in servicing the Receivables and to reduce administrative costs, the Trustee on behalf of the Noteholders and the
Note Insurer, upon the execution and delivery of this Agreement, revocably appoints the Servicer, and the Servicer accepts such appointment, to act as the agent of the Trustee as custodian of the following documents relating to each
Receivable:

           (i)    the related Asset Sale Agreement;

           (ii) any other documents received from or made available by the related Originating Institution in respect of such Receivable;

           (iii) a copy of the marked computer records indicating the interest of the Trustee on behalf of the Noteholders and the Note Insurer, as evidenced by the Schedule of Receivables; and

           (iv) any and all other documents that the Issuer or the Servicer, as the case may be, shall keep on file, in accordance with its customary procedures, relating to such Receivable or the related Obligor.

     SECTION 2.03   Acceptance By Trustee.

     The Trustee hereby acknowledges its acceptance, on behalf of the Noteholders and the Note Insurer, pursuant to this Agreement, of the security interest in and to the Receivables and the other Trust Property granted by the Issuer pursuant to this Agreement, and declares and shall declare from and after the date hereof that the Trustee, on behalf of the Noteholders and the Note Insurer, holds and shall hold such security interest, pursuant to the terms set forth in this Agreement.

     SECTION 2.04 Representations and Warranties of Issuer as to the Receivables.

     The Issuer does hereby make the following representations and warranties as of the Closing Date on which (i) the Trustee is relying in accepting a grant of a security interest in the Receivables and the other Trust Property and authenticating the Notes; (ii) the Noteholders are relying in purchasing the Notes; (iii) the Note Insurer is relying in issuing the Policy; and (iv) the Rating Agency is relying in providing its rating of the Notes:

     (a)   Characteristics of Receivables. Each Receivable is payable in United
           ------------------------------
States dollars, has been purchased by Creditrust Corporation from the related Originating Institution under an Asset Sale Agreement with such Originating Institution in accordance with the Customary Procedures of Creditrust Corporation, and has been subsequently transferred, assigned and conveyed by the Seller to the Issuer pursuant to the Receivables Contribution Agreement.

     (b)   Schedule of Receivables. The information set forth in the Schedule of
           -----------------------
Receivables is true and correct in all material respects as of the close of business on the Cut-Off Date, and the Issuer owned no other Receivables as of the Cut-Off Date.

     (c)   No Government Obligors. None of the Receivables are due from the
           ----------------------
United States or any state or local government, or from any agency, department or instrumentality of the United States or any state or local government.

     (d)   Employee Obligors. None of the Receivables are due from any employee
           -----------------
of the Seller, the Issuer or any of their respective affiliates.

     (e)   Good Title. No Receivable has been transferred, assigned, conveyed or
           ----------
pledged by the Issuer to any Person other than the Trustee. The Issuer has good and marketable title to each Receivable, free and clear of all Liens and rights of others; the Trustee on behalf of the Noteholders and the Note Insurer has a first priority perfected security interest in, each Receivable, free and clear of all Liens and rights of others; and such security interest has been perfected under the UCC and any other applicable law.

     (f)   No Impairment of Rights. As of the Closing Date, the Issuer has not
           -----------------------
taken any action that, or failed to take any action the omission of which, would impair the rights of the Trustee or the Noteholders or the Note Insurer with respect to any Receivable; provided, however, that the writing down of any Receivable balance in accordance with Customary Procedures shall not be deemed an impairment of the rights of any of the Trustee, the Noteholders or the Note Insurer.

     (g)   No Fraudulent Use. As of the Closing Date, no Receivable has been
           -----------------
identified by the Issuer or reported to the Issuer by the related Originating Institution as having resulted from fraud perpetrated by any Person with respect to the related account.

     (h)   All Filings Made. All filings (including UCC filings) necessary in
           ----------------
any jurisdiction to provide third parties with notice of the security interest granted herein, and to give the Trustee on behalf of the Noteholders and the
Note Insurer a first priority perfected security interest in the Trust Estate, including the Receivables, shall have been made.

     (i)   UCC Status. No Receivable is secured by "real property" or "fixtures"
           ----------
or evidenced by an "instrument" under and as defined in the UCC. Each Receivable is either an "account" or a "general intangible" as defined in the UCC.

     (j)   Location of Receivable Files. As of the Closing Date each Receivable
           ----------------------------
File is kept by the Servicer at its offices at 7000 Security Blvd., Baltimore, MD 21244.

     SECTION 2.05    Repayment for Receivables Upon Breach.

     Upon discovery by the Issuer or the Servicer or upon the actual knowledge of a Responsible Officer of the Trustee of a breach of any of the representations and warranties of the Issuer set forth in Section 2.04, the party discovering such breach shall give prompt written notice to the others. If, as a result of such breach, any Receivable is rendered uncollectible or the

Trustee's rights in, to or under such Receivable or the proceeds thereof are impaired or such proceeds are not available for any reason to the Trustee free and clear of any Lien, the Issuer shall repay a portion of the Note Balance equal to the Release Payment related to such Receivable and, if necessary, the Issuer shall enforce the obligation of the Seller under the Receivables Contribution Agreement to reacquire such Receivable from the Issuer, unless such breach shall have been cured within 30 days after the earlier to occur of the discovery of such breach by the Issuer or receipt of written notice of such breach by the Issuer, such that the relevant representation and warranty shall be true and correct in all material respects as if made on such day, and the Issuer shall have delivered to the Trustee, the Note Insurer and each Noteholder an Officer's Certificate describing the nature of such breach and the manner in which the relevant representation and warranty became true and correct. This repayment obligation shall pertain to all representations and warranties of the Issuer contained in Section 2.04, whether or not the Issuer has knowledge of the breach at the time of the breach or at the time the representations and warranties were made. The Issuer will be obligated to make the repayment related to the Receivable as set forth above on the Remittance Date following the date on which such repayment obligation arises. In consideration of the release of any such Receivable, on the Remittance Date immediately following the date on which such repayment obligation arises, the Issuer shall remit the Release Payment of such Receivable to the Collection Account in the manner specified in
Section 4.03.

     Upon any such repayment, the Trustee on behalf of the Noteholders and the
Note Insurer shall, without further action, be deemed to release its security interest in, to and under the Removed Receivable so released, all monies due or to become due with respect thereto after the aforementioned Remittance Date and all proceeds thereof. The Trustee shall execute such documents and instruments of release and take such other actions as shall be reasonably requested by the Issuer to effect the security interest release pursuant to this Section. The sole remedies of the Trustee, the Noteholders and the Note Insurer with respect to a breach of the Issuer's representations and warranties pursuant to Section
2.04 shall be to require the Issuer to make repayment for the related Receivable pursuant to this Section and to enforce the Issuer's obligation hereunder to enforce the obligation of the Seller under the Receivables Contribution Agreement to reacquire such Receivable from the Issuer. The Trustee shall have no duty to conduct any affirmative investigation as to the occurrence of any condition requiring the repayment for any Receivable pursuant to this Section, except as otherwise provided in Section 9.02.

     SECTION 2.06   Duties of Servicer as Custodian.

     (a) Safekeeping. The Servicer, in its capacity as custodian, shall hold the
         -----------
Receivable Files in its possession from time to time on behalf of the Trustee for the use and benefit of the Note Insurer and all present and future Noteholders, and maintain such accurate and complete accounts, records and computer systems pertaining to each Receivable File as shall enable the Trustee to comply with this Agreement. In performing its duties as custodian, the Servicer shall act with reasonable care, using that degree of skill and attention that it exercises with respect to the receivable files of comparable defaulted receivables that the Servicer services for itself or others. The Servicer shall conduct, or cause to be conducted, periodic examinations of the files of receivables owned or serviced by it, which shall include the Receivable Files held by it under this Agreement, and of the related accounts, records and computer systems, in such a manner as shall enable the Trustee to verify the accuracy of the Servicer's record keeping; provided however that the Trustee shall be under no obligation to
         -------- -------
verify the accuracy of the Servicer's record-keeping unless requested to do so in writing by the Note Insurer, the Noteholders with Voting Interest in excess of 25% or the Rating Agency. Any such written request shall specify in detail the procedures to be employed by the Trustee. The Servicer shall promptly report to the Trustee any failure on its part to hold the Receivable Files and maintain its accounts, records and computer systems as herein provided and promptly take appropriate action to remedy any such failure.

     (b) Maintenance of and Access to Records. The Servicer shall maintain each
         ------------------------------------
Receivable File at its offices at 7000 Security Blvd., Baltimore, MD 21244, or at such other office as shall be specified to the Trustee and the Note Insurer by 30 days' prior written notice, provided that the Servicer shall have taken all actions necessary or reasonably requested by the Trustee or the Note Insurer to amend any existing financing statements and continuation statements, and file additional financing statements and take any other steps reasonably requested by the Trustee or the Note Insurer to further perfect or evidence the rights, claims or security interests of any of the Trustee or the Note Insurer under any of the Transaction Documents. The Servicer shall make available to the Trustee, the Note Insurer and the Noteholders or their duly authorized representatives, attorneys or auditors the Receivable Files and the accounts, records and computer systems maintained by the Servicer with respect thereto, and will make available for discussion about the Receivables, Responsible Officers of the Servicer having knowledge of such matters, upon not less than two Business Days' prior written notice for examination during normal business hours.

     (c) Release of Documents. Upon written instruction from the Trustee, the
         --------------------
Servicer shall release any document in the Receivable Files to the Trustee or its agent or designee, as the case may be, at such place or places as the Trustee may designate, as soon as practicable. Nothing in this Section shall impair the obligation of the Servicer to observe any applicable law prohibiting disclosure of information regarding the Obligors, which obligation shall be evidenced by an Opinion of Counsel to such effect, and the failure of the Servicer to provide access as provided in this Section as a result of such obligation shall not constitute a breach of this Section. The Servicer shall not be responsible for any loss occasioned by the failure of the Trustee to return any document or any delay in doing so.

     SECTION 2.07    Instructions; Authority to Act.

     The Servicer shall be deemed to have received proper instructions with respect to the Receivable Files upon its receipt of written instructions signed by a Responsible Officer of the Trustee. A certified copy of a bylaw or of a resolution of the board of directors of the Trustee shall constitute conclusive evidence of the authority of any such Responsible Officer to act and shall be considered in full force and effect until receipt by the Servicer of written notice to the contrary given by the Trustee.

     SECTION 2.08    Indemnification of Custodian.

     The Servicer, as custodian of the Receivable Files, shall indemnify the Trustee for any and all liabilities, obligations, losses, compensatory damages, payments, costs or expenses of any kind whatsoever (including reasonable attorney's fees and expenses incurred in connection with defending against any such claim) that may be imposed on, incurred or asserted against the Trustee as the result of any improper act or omission in any way relating to the maintenance and custody of the Receivable Files by the Servicer, as custodian; provided, however, that the Servicer shall not be liable for any portion of any such amount resulting from the willful misfeasance, bad faith or negligence of the Trustee.

     SECTION 2.09    Effective Period and Termination.

     The Servicer's appointment as custodian of the Receivable Files shall become effective as of the Closing Date and shall continue in full force and effect so long as it is the Servicer under this Agreement. If the Servicer shall resign as Servicer pursuant to Section 7.05 or if all of the rights and obligations of the Servicer have been terminated pursuant to Section 8.02, the appointment of the Servicer as custodian of the Receivable Files shall immediately terminate. As soon as practicable after any termination of such appointment, the Servicer shall deliver the Receivable Files to the Trustee or its agent at such place or places as the Trustee may reasonably designate.

     SECTION 2.10    Agent for Service.

     The agent for service for the Issuer shall be its President whose address is 7000 Security Boulevard, Baltimore, Maryland 21244, and the agent for service for the Servicer shall be its President, whose address is 7000 Security Boulevard, Baltimore, Maryland 21244.

     SECTION 2.11    Satisfaction and Discharge of Indenture.

     Whenever the following conditions shall have been satisfied:

     (a) an amount sufficient to pay and discharge the outstanding Note Balance, plus accrued and unpaid interest on the Notes, has been paid to the Noteholders;

     (b) the Issuer has paid or caused to be paid all other sums payable hereunder by the Issuer;

     (c) the Issuer has paid or caused to be paid all Note Insurer Obligations then outstanding to the Note Insurer;

     (d) the obligation of the Note Insurer under the Policy shall have been terminated; and

     (e) the Issuer has delivered to the Trustee an Officers' Certificate of the Issuer and an Opinion of Counsel from outside counsel to the Issuer each stating that all conditions precedent herein provided for the satisfaction and discharge of this Agreement with respect to the Notes and the Policy have been complied with;

then this Agreement and the lien, rights and interests created hereby shall cease to be of further effect with respect to the Notes, and the Trustee shall, at the expense of the Issuer, (i) execute and deliver all such instruments as may be necessary to acknowledge the satisfaction and discharge of this Agreement with respect to the Notes, (ii) pay, or assign or transfer and deliver, to the Issuer, all cash, securities and other property held by it as part of the Trust Estate or other assets remaining after satisfaction of the conditions specified in clauses (a), (b) and (c) above, and (iii) arrange for the cancellation, surrender and termination of the Policy pursuant to the terms thereof and of the Insurance Agreement.

     Notwithstanding the satisfaction and discharge of this Agreement with respect to the Notes, the obligations of the Issuer to the Trustee under Section 9.07, the obligations of the Trustee to the Issuer, the Servicer and to the Noteholders and the Note Insurer under Section 4.04, the obligations of the Trustee to the Noteholders and the Note Insurer under Section 4.07, and rights to receive payments of principal of and interest on the Notes, and payment of
Note Insurer Obligations, and the rights, privileges and immunities of the Trustee under Article IX, shall survive.

                                  ARTICLE III
                  ADMINISTRATION AND SERVICING OF RECEIVABLES

     SECTION 3.01    Duties of Servicer.

     The Servicer, as agent for the Trustee, shall manage, service, administer and make collections on and in respect of the Receivables with reasonable care, using that degree of skill and attention that the Servicer exercises with respect to all comparable defaulted consumer receivables that it services for itself or others (whether or not the Servicer shall then be servicing comparable defaulted consumer receivables for itself or others). The Servicer's duties shall include collecting and posting all payments, responding to inquiries of Obligors or by federal, state or local government authorities with respect to the Receivables, investigating delinquencies, implementation of payment plans, sending payment information to Obligors, reporting tax information to Obligors in accordance with its customary practices, accounting for collections, publishing monthly and annual statements to the Trustee with respect to payments, generating federal income tax information and performing the other duties specified herein. In performing the above-referenced services, the Servicer shall perform in accordance with Customary Procedures and shall have full power and authority, acting alone, to do any and all things in connection with such managing, servicing, administration and collection that it may deem necessary or desirable.

     Without limiting the generality of the foregoing, the Servicer shall be authorized and empowered by the Trustee to execute and deliver, on behalf of itself, the Trustee, the Noteholders, the Note Insurer, or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge and all other comparable instruments, with respect to the Receivables. The Servicer is hereby authorized to commence, in its own name or in the name of the Issuer or the Trustee, a legal proceeding to enforce a Receivable or to commence or participate in a legal proceeding (including without limitation a bankruptcy proceeding) relating to or involving a Receivable. If the Servicer commences or participates in such a legal proceeding in its own name, the Trustee and the Issuer shall thereupon be deemed to have automatically assigned, solely for the purpose of collection on behalf of the party retaining an interest in such Receivable, such Receivable and the other property conveyed as part of the Trust Estate pursuant to Section 2.01 with respect to such Receivable to the Servicer for purposes of commencing or participating in any such proceeding as a party or claimant, and the Servicer is authorized and empowered by the Trustee and the Issuer to execute and deliver in the Servicer's name any notices, demands, claims, complaints, responses, affidavits or other documents or instruments in connection with any such proceeding. If in any enforcement suit or legal proceeding it shall be held that the Servicer may not enforce a Receivable on the grounds that it shall not be a real party in interest or a holder entitled to enforce such Receivable, the Trustee on behalf of the Noteholders and the Note Insurer shall, at the Servicer's expense and written direction, take reasonable steps to enforce such Receivable. The Servicer shall deposit or cause to be deposited into the Collection Account, within one Business Day of its receipt thereof, all Net Proceeds realized in connection with any such action pursuant to Section 4.02. The Trustee and the Issuer shall furnish the Servicer with any powers of attorney and other documents and take any other steps which the Servicer may deem reasonably necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties under this Agreement.

     SECTION 3.02    Collection of Receivable Payments.

     The Servicer shall make reasonable efforts to collect all payments due and payable in connection with the Receivables, and shall at all times follow the Customary Procedures in so doing. The Servicer shall be authorized to write down the balance of any Receivable in accordance with the Customary Procedures without the prior consent of the Trustee; provided however, that such write-down will not affect the rights of the Noteholders or the Note Insurer to any amounts thereafter collected with respect to such Receivable. The Servicer may, in accordance with the Customary Procedures, waive any charges or fees that otherwise may be collected in the ordinary course of servicing the Receivables.

     SECTION 3.03    Covenants of Servicer.

     The Servicer hereby makes the following covenants with respect to each Receivable on which the Trustee is relying in accepting the Receivables in trust and authenticating the Notes:

     (a) Fulfillment of Obligations. The Servicer shall duly fulfill all
         --------------------------
obligations on its part to be fulfilled under or in connection with the Receivables pursuant to this Agreement, shall perform such obligations in accordance with the Customary Procedures, and shall maintain in effect all licenses and qualifications required in order to service the Receivables and shall comply in all respects with all other requirements of law in connection with servicing the Receivables, the failure to comply with which would have a material adverse effect on the rights or interests of the Noteholders or the
Note Insurer.

     (b) No Rescission or Cancellation. The Servicer shall not permit any
         -----------------------------
rescission or cancellation of the Receivables except as ordered by a court of competent jurisdiction or other governmental authority; provided, however, that the writing down of a Receivables balance in accordance with Customary Procedures shall not be deemed a rescission or cancellation of such Receivables.

     (c) No Impairment. The Servicer shall do nothing to impair the rights of
         -------------
the Trustee, the Trust Estate, the Noteholders or the Note Insurer with respect to the Receivables; provided, however, that the writing down of a Receivable balance in accordance with Customary Procedures shall not be deemed an impairment of the rights of the Trustee, the Noteholders or the Note Insurer. The Servicer shall not engage in any pattern of conduct under which it intentionally elects (i) to write down a Receivable balance from an Obligor rather than writing down a Consumer Account due from the same Obligor which is not a part of the Receivables, or (ii) to apply a payment received from an Obligor to a Consumer Account which is not a Receivable rather than to a Receivable (unless expressly instructed to do so by an Obligor) if the Servicer has actual knowledge that such write-downs or payment applications discriminate against the Noteholders, or with knowledge that the effect of such intentional election is to discriminate against the Noteholders.

     (d) No Instruments. Except in connection with its enforcement or collection
         --------------
of the Receivables, the Servicer shall take no action to cause any Receivables to be evidenced by any instruments (as defined in the UCC), and if any Receivable is so evidenced (whether or not in connection with such enforcement or collection), it shall be assigned to the Servicer as provided in Section 3.04.

     SECTION 3.04 Repayment in Respect of Receivables Upon Breach and Other Events.

     Upon discovery by the Issuer or the Servicer or upon the actual knowledge of a Responsible Officer of the Trustee of a breach of any of the covenants of the Servicer set forth in

Section 3.03 that materially and adversely affects the rights or interests of the Noteholders or the Note Insurer, the party discovering such breach shall give prompt written notice to the others. If, as a result of such breach, any Receivables are rendered uncollectible or the Trustee's rights in, to or under such Receivables or the proceeds thereof are impaired or such proceeds are not available for any reason to the Trustee free and clear of any Lien, the Servicer shall acquire from the Issuer such Receivables, unless such breach shall have been cured within 30 days after the earlier to occur of the discovery of such breach by the Servicer or receipt of written notice of such breach by the Servicer, such that the relevant covenant shall be true and correct in all material respects as if made on such day, and the Servicer shall have delivered to the Trustee a certificate of a Responsible Officer of the Servicer describing the nature of such breach and the manner in which the relevant covenant became true and correct. The Servicer will be obligated to accept the assignment of such Receivables as set forth above on the Remittance Date following the date on which such assignment obligation arises. In consideration of the acquisition of any such Receivables, on the Remittance Date immediately following the date on which such acquisition obligation arises, the Servicer shall remit the Release Payment of such Receivables to the Collection Account in the manner specified in
Section 4.03. Upon any such acquisition, and the remitting of the Release Payment to the Collection Account, the Trustee on behalf of the Noteholders and the Note Insurer shall, without further action, be deemed to have released its security interest in, to and under such Removed Receivables, all monies due or to become due with respect thereto after the aforementioned Remittance Date and all proceeds thereof. The Trustee shall execute such documents and take such other actions as shall be reasonably requested by the Servicer to further evidence such release. The sole remedy of the Trustee, the Noteholders and the
Note Insurer with respect to a breach pursuant to Section 3.03 shall be to require the Servicer to acquire the related Receivables pursuant to this Section, except as otherwise provided in Section 7.02, 8.01 or 8.02. The Trustee shall have no duty to conduct any affirmative investigation as to the occurrence of any condition requiring the acquisition of any Receivable pursuant to this Section except as otherwise provided in Section 9.02.

     SECTION 3.05    Servicing Fee; Payment of Certain Expenses By Servicer.

     As compensation for the performance of its obligations hereunder, the Servicer shall be entitled to receive on each Payment Date the Servicing Fee as provided in Section 4.04. Except to the extent otherwise provided herein, the Servicer shall be required to pay from its servicing compensation all expenses incurred in connection with servicing the Receivables including, without limitation, recovery and collection expenses related to the enforcement of the Receivables (other than those specified in the following proviso), payment of the fees and disbursements of the Rating Agency and independent accountants and all other fees and expenses that are not expressly stated in this Agreement to be payable by the Trustee, the Noteholders, the Note Insurer or the Issuer; provided, however, that the Servicer shall not be liable for any liabilities, costs or expenses of the Trustee, the Noteholders or the Note Insurer arising under any tax law, including without limitation any federal, state or local income or franchise taxes or any other tax imposed on or measured by income (or any interest or penalties with respect thereto or arising from a failure to comply therewith), except as otherwise expressly provided in this Agreement.

     SECTION 3.06    Monthly Servicer Report; Servicer's Remittance Date
                     Certificate.

     (a) On or before 11:00 a.m. New York, New York time on each Determination Date, the Servicer shall deliver to the Trustee and to the Note Insurer a Monthly Servicer Report executed by a Responsible Officer of the Servicer substantially in the form attached hereto as Exhibit A (and setting forth such
                                             ---------
additional information as requested by the Trustee, the Note Insurer, the Rating Agency or any Noteholder from time to time, which information the Servicer is able to reasonably provide) containing all information necessary to make the payments required by Section 4.04 in respect of the Collection Period immediately preceding the date of such Monthly Servicer Report and all information necessary for the Trustee to send statements to Noteholders and the
Note Insurer pursuant to Section 4.06(a).

     (b) On or before 11:00 a.m. New York, New York time on each Remittance Date on which the Issuer or the Servicer, as applicable, shall be obligated hereunder to acquire a Removed Receivable, the Servicer shall deliver to the Trustee and the Note Insurer a Servicer's Remittance Date Certificate identifying each such Removed Receivable acquired by reference to the related Obligor's account number (as specified in the Schedule of Receivables), and the amount of the Release Payment with respect thereto.

     SECTION 3.07    Annual Statement as to Compliance; Notice of Default.

     (a) The Servicer shall deliver to the Note Insurer and the Trustee, on or before March 31 of each calendar year, beginning in March 2000, an Officer's Certificate executed by the chief financial officer of the Servicer, stating that (i) a review of the activities of the Servicer during the preceding 12-month period ended December 31 (or, in the case of the first such statement, from the Closing Date through December 31, 1999) and of its performance under this Agreement has been made under the supervision of the officer executing the Officer's Certificate, and (ii) to such officer's knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement in all material respects throughout such period or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof.

     (b) The Servicer shall deliver to the Note Insurer and the Trustee, promptly after having obtained knowledge thereof, but in no event later than three Business Days thereafter, an Officer's Certificate specifying the nature and status of any Servicer Default, or Event of Default, or other occurrence which would have a material adverse effect on the rights or interests of the
Note Insurer.

     SECTION 3.08    Periodic Accountants Report.

     The Servicer, at its own expense, shall cause Grant Thornton LLP or another firm of nationally recognized independent public accountants acceptable to the Controlling Party (who may also render other services to the Servicer or to the Issuer) to deliver to the Note Insurer and Trustee a report of agreed upon procedures acceptable to the Controlling Party of the Servicer with respect to the Servicer's accounting for matters regarding the Trust Estate including cash receipts, account posting and remittances to the Accounts during the preceding reporting period. The first reporting period is from the Closing Date through January 31, 1999, and each subsequent reporting period is each subsequent month thereafter through March 31, 1999, and thereafter the reporting period shall be such longer period as the Controlling Party shall determine from time to time by written notice to the Servicer (with a copy to the Trustee) (and in the absence of such written notice by the Controlling Party, each subsequent reporting period shall be each subsequent quarter thereafter). Each such report must be delivered within forty-five (45) days after the end of each reporting period. Such report shall also indicate that the firm is independent with respect to the Issuer and the Servicer within the meaning of the Code of Professional Ethics of the American Institute of Certified Public Accountants. In the event such independent public accountants require the Trustee to agree to the procedures to be performed by such firm in any of the reports required to be prepared pursuant to this Section 3.08, the Servicer shall direct the Trustee in writing to so agree; it being understood and agreed that the Trustee will deliver such letter of agreement in conclusive reliance upon the direction of the Servicer, and the Trustee has not made any independent inquiry or investigation as to, and shall have no obligation or liability in respect of, the sufficiency, validity or correctness of such procedures.

     SECTION 3.09    Quarterly Servicer's Compliance Report.

     The Servicer, at its own expense, shall cause Grant Thornton LLP or another firm of nationally recognized independent public accountants (who may also render other services to the Servicer or to the Issuer) to deliver to the Trustee and the Note Insurer, within thirty days after the end of each calendar quarter of each year, beginning with the calendar quarter ending March 31, 1999, a report concerning the activities of the Servicer during the preceding calendar quarter to the effect that such accountants have performed agreed-upon procedures acceptable to the Controlling Party with respect to each of the Monthly Servicer Reports for the period under review. The report should specify the procedures performed on such Monthly Servicer Reports (which procedures should include recalculating all calculations contained in such Monthly Servicer Reports and taking other pertinent information from supporting schedules of the Servicer) and any exceptions, if any, shall be set forth therein. Such report shall also indicate that the firm is independent with respect to the Issuer and the Servicer within the meaning of the Code of Professional Ethics of the American Institute of Certified Public Accountants. In the event such independent public accountants require the Trustee to agree to the procedures to be performed by such firm in any of the reports required to be prepared pursuant to this Section 3.09, the Servicer shall direct the Trustee in writing to so agree; it being understood and agreed that the Trustee will deliver such letter of agreement in conclusive reliance upon the direction of the Servicer, and the Trustee has not made any independent inquiry or investigation as to, and shall have no obligation or liability in respect of, the sufficiency, validity or correctness of such procedures.

     SECTION 3.10    Access to Certain Documentation and Information.

     The Servicer shall provide the Note Insurer, the Trustee and the Noteholders with access to the documentation relating to the Receivables as provided in Section 2.06(b). In each case, access to documentation relating to the Receivables shall be afforded without charge but only upon reasonable request and during normal business hours at the offices of the Servicer. Nothing in this Section shall impair the obligation of the Servicer to observe any applicable law prohibiting disclosure of information regarding the Obligors, which obligation shall be evidenced by an Opinion of Counsel to such effect, and the failure of the Servicer to provide access as provided in this Section as a result of such obligation shall not constitute a breach of this Section.

     SECTION 3.11 Reports to Noteholders, the Rating Agency and the Placement Agent.

     The Trustee shall provide to the Note Insurer, each Noteholder, the Rating Agency and the Placement Agent, a copy of each (i) Servicer's Remittance Date Certificate, (ii) Monthly Servicer Report, (iii) Officer's Certificate of annual statement as to compliance described in Section 3.07(a), (iv) Officer's Certificate with respect to Servicer Defaults and Events of Default, described in Section 3.07(b), (v) accountants' report described in Section 3.08, (vi) accountants' report described in Section 3.09, (vii) statement to Noteholders pursuant to Section 4.06(a), and (viii) Trustee's Certificate delivered pursuant to Section 9.02 or 9.03. The Trustee shall provide to each Noteholder a copy of any notice, report or other document provided by the Trustee to the Rating Agency or to the Note Insurer.

     SECTION 3.12    Tax Treatment.

     Notwithstanding anything to the contrary set forth herein, the Issuer has entered into this Agreement with the intention that for federal, state and local income and franchise tax purposes (i) the Notes, which are characterized as indebtedness at the time of their issuance, will qualify as indebtedness secured by the Receivables and (ii) neither the Trust nor the Trust Estate shall be treated as an association or publicly traded partnership taxable as a corporation. The Issuer, by entering into this Agreement, each Noteholder, by its acceptance of a Note and each purchaser of a beneficial interest therein, by accepting such beneficial interest, agree to treat such Notes as debt for federal, state and local income and franchise tax purposes. The Trustee shall treat the Trust Estate as a security device only, and shall not file tax returns or obtain an employer identification number on behalf of the Trust Estate. The provisions of this Agreement shall be construed in furtherance of the foregoing intended tax treatment.

                                   ARTICLE IV
                             THE ACCOUNTS; PAYMENTS;
                            STATEMENTS TO NOTEHOLDERS

     SECTION 4.01    Accounts.

     The Trustee shall establish and maintain, or cause to be established and maintained, the Collection Account, the Reserve Account and the Note Payment Account, each of which shall be an Eligible Account, for the benefit of the Noteholders and the Note Insurer. All amounts held in the Collection Account, the Reserve Account or the Note Payment Account shall, to the extent permitted by this Agreement and applicable laws, rules and regulations, be invested in Permitted Investments by the depository institution or trust company then maintaining such Account only upon written direction of the Issuer, provided, however, in the event the Issuer fails to provide such written direction to the Trustee, and until the Issuer provides such written direction, the Trustee shall invest in Permitted Investments satisfying the requirements of clause (v) of the definition thereof. Investments held in Permitted Investments in the Accounts shall not be sold or disposed of prior to their maturity. Earnings on investment of funds in the Collection Account and Reserve Account shall remain in such Accounts for disposition in accordance with this Agreement. Earnings on investment of funds in the Note Payment Account shall be remitted by the Trustee to the Collection Account promptly upon receipt thereof in the Note Payment Account. Any losses and investment expenses relating to any investment of funds in any of the Accounts shall be for the account of the Issuer, which shall deposit or cause to be deposited the amount of such loss (to the extent not offset by income from other investments of funds in the related Account) in the related Account immediately upon the realization of such loss. The taxpayer identification number associated with each of the Accounts shall be that of the Issuer and the Issuer will report for federal, state and local income tax purposes the income, if any, earned on funds in the relevant Account. The Issuer hereby acknowledges that all amounts on deposit in each Account (including investment earnings thereon) are held in trust by the Trustee for the benefit of the Noteholders and the Note Insurer, subject to any express rights of the Issuer set forth herein, and shall remain at all times during the term of this Agreement under the sole dominion and control of the Trustee. Payments from the Collection Account shall be made only on the Business Day prior to the Payment Date and only to the Note Payment Account.

     SECTION 4.02    Collections.

     Each of the Servicer and the Issuer shall remit to the Collection Account all Net Proceeds it receives or otherwise obtains from or on behalf of the Obligors from or in respect of the Receivables on the next Business Day after receipt thereof, by automatic clearing house ("ACH") transfer from the account into which payments from or on behalf of the Obligors are initially deposited. Other than as specifically contemplated pursuant to Section 4.03, the Servicer shall not remit to the Collection Account, and shall take all reasonable actions to prevent other Persons from remitting to the Collection Account, amounts which do not constitute payments, collections or recoveries received, made or realized in respect of the Receivables, and the Trustee will return to Issuer any such amounts upon receiving written evidence reasonably satisfactory to the Trustee that such amounts are not a part of the Trust Estate.

     SECTION 4.03    Additional Deposits.

     (a) The following additional deposits shall be made to the Collection Account, as applicable: (i) the Issuer shall remit the aggregate Release Payments with respect to Removed Receivables for which a payment is to be made pursuant to Section 2.05 or 6.02; and (ii) the Servicer shall remit the aggregate Release Payments with respect to Removed Receivables for which payment is to be made pursuant to Section 3.04.

     (b) The following deposits shall be made to the Note Payment Account, as applicable: (i) the Issuer shall remit the Redemption Amount pursuant to Section 10.02; (ii) the Note Insurer shall remit any required payment pursuant to the Policy; and (iii) the Trustee shall transfer all Available Funds from the Collection Account to the Note Payment Account on the Business Day prior to the Payment Date.

     (c) All deposits required to be made pursuant to this Section by the Issuer or the Servicer, as the case may be, may be made in the form of a single deposit. All deposits required to be made by the Note Insurer, shall be made in immediately available funds, no later than the date and time required pursuant to the terms of the Policy.

     SECTION 4.04    Allocations and Payments.

     (a) On each Determination Date, the Servicer shall calculate, (i) the amount of funds on deposit in each of the Accounts and the amount of Available Funds, and (ii) as applicable, the Trustee Fee, the Backup Servicing Fee, the Servicing Fee, the Additional Servicing Fee, the Interest Distributable Amount, the Required Reserve Amount, the Reserve Fund Reimbursement Amount, the amount to be paid to Noteholders in respect of principal, and the amount payable by the
Note Insurer pursuant to the Policy, which amounts shall be set forth in the Monthly Servicer Report for the related Payment Date. The Servicer shall send the Monthly Servicer Report to the Trustee and the Note Insurer by 11:00 a.m. New York, New York time on each such Determination Date.

     (b) On each Payment Date, the Trustee shall make the following payments from the applicable Accounts in the following order of priority and in the amounts set forth in the Monthly Servicer Report for such Payment Date; provided however, that such payments shall be made only to the extent of funds then on deposit in the applicable Account, and provided, further that payments from the
                                       --------  -------
Note Payment Account shall be made only on the Payment Date:

           (i)    to the Trustee (A) from Available Funds transferred from
the Collection Account to the Note Payment Account, an amount equal to the sum of the Trustee Fee for such Payment Date, plus all accrued and unpaid Trustee Fees, if any, for prior Payment Dates, plus all
                                       ----
reasonable out of pocket expenses (but only up to $200,000 during the term of this Agreement) to which the Trustee is entitled to payment (to the extent expressly set forth under this Agreement) provided that (B) if Available Funds transferred from the Collection Account to the Note Payment Account are insufficient to pay the amount described in clause (A) above, the Trustee will withdraw from the Reserve Account an amount equal to the lesser of the amount then on deposit in the Reserve Account and the amount of such shortfall for disbursement to the Trustee in reduction of such shortfall;

           (ii)   from Available Funds transferred from the Collection
Account to the Note Payment Account, to the Servicer, an amount equal to the sum of the Servicing Fee for the related Collection Period, plus all accrued and
                                                        ----
unpaid Servicing Fees, if any, for prior Collection Periods, plus an amount
                                                             ----
equal to any Transition Fees then owing to the Successor Servicer, if any, (which expenses and costs, including any amount reimbursed, will not exceed $75,000);

           (iii)  to the Backup Servicer (A) from Available Funds
transferred from the Collection Account to the Note Payment Account, the Backup Servicer Fee for such Payment Date, plus all accrued and unpaid Backup Servicer
                                    ----
Fees, if any, for prior Payment Dates, plus all reasonable out of pocket
                                       ----
expenses (but only up to $100,000 during the term of this Agreement) to which the Backup Servicer is entitled to payment (to the extent expressly set forth under this Agreement) provided that (B) if Available Funds transferred from the Collection Account to the Note Payment Account are insufficient to pay the amount described in clause (A) above, the Trustee will withdraw from the Reserve Account an amount equal to the lesser of the amount then on deposit in the Reserve Account and the amount of such shortfall for disbursement to the Backup Servicer in reduction of such shortfall;

           (iv)   to the Noteholders, pro rata, based on their respective
Note Balances (A) from Available Funds transferred from the Collection Account to the Note Payment Account, an amount equal to the sum of the Interest Distributable Amount for such Payment Date plus any outstanding amount of Interest Carryover Shortfall, if any, for prior Payment Dates provided that (B) if Available Funds transferred from the Collection Account to the Note Payment Account, are insufficient to pay the amount described in clause (A) above, the Trustee will withdraw from the Reserve Account an amount equal to the lesser of the amount then on deposit in the Reserve Account and the amount of such interest shortfall for disbursement to the Noteholders in reduction of such shortfall, and provided further that (C) if the amount described in clause (A) above remains unpaid after the application of amounts withdrawn from the Reserve Account in accordance with clause (B) above, the Trustee will withdraw from the amount remitted by the Note Insurer to the Note Payment Account for disbursement to the Noteholders in reduction of such shortfall an amount equal to the lesser of the amount then on deposit in the Note Payment Account pursuant to a payment by the Note Insurer and the amount of such interest shortfall;

           (v)    for so long as no Insurer Default shall have occurred and
be continuing, to the Note Insurer, (A) from Available Funds transferred from the Collection Account to the Note Payment Account the sum of (x) the Note Insurer Premium for such Payment Date, plus (y) all
                                       ----
accrued but unpaid Note Insurer Premiums, if any, for prior Payment Dates plus
                                                                          ----
(z) the aggregate amount of all other Note Insurer Obligations payable to the
Note Insurer and outstanding on such Payment Date, provided that (B) if Available Funds transferred from the Collection Account to the Note Payment Account are insufficient to pay the amounts due the outstanding Note Insurer Obligations then payable, the Trustee will withdraw from the Reserve Account an amount equal to the lesser of the amount then on deposit in the Reserve Account and the amount of such shortfall, and remit such lesser amount to the Note Insurer in reduction of such shortfall;

           (vi)   from Available Funds transferred from the Collection
Account to the Note Payment Account, to the Reserve Account, an amount equal to the lesser of remaining Available Funds and the Reserve Fund Reimbursement Amount for such Payment Date, if applicable;

           (vii)  to the Successor Servicer (A) from Available Funds
transferred from the Collection Account to the Note Payment Account, an amount equal to the Additional Servicing Fee for the related Collection Period, plus
                                                                         ----
all accrued and unpaid Additional Servicing Fees, if any, for prior Collection Periods, provided that (B) if Available Funds transferred from the Collection Account to the Note Payment Account are insufficient to pay the amount described in clause (A) above, the Trustee will withdraw from the Reserve Account an amount equal to the lesser of the amount then on deposit in the Reserve Account and the amount of such shortfall for disbursement to the Successor Servicer in reduction of such shortfall;

           (viii) to the Noteholders, pro rata, based on their respective
                                      --- ----
Note Balances (A) any remaining Available Funds transferred from the Collection Account to the Note Payment Account in reduction of the Note Balance of the Notes, until the Note Balance is reduced to zero, (B) if such Payment Date is the Payment Date on which the Issuer is effecting an optional redemption of the Notes pursuant to Section 10.01, and there is an outstanding Note Balance after payment of the amounts described in clause (A) above, the Trustee will disburse to the Noteholders for payment on the Note Balance any amounts deposited in the Note Payment Account by the Issuer in respect of the Redemption Amount pursuant to Section 10.02, (C) if such Payment Date is the Final Payment Date or the Payment Date on which the Issuer is effecting an optional redemption of the Notes pursuant to Section 10.01, and there is an outstanding Note Balance (after payment of the amounts described in clauses (A) and (B) above), the Trustee will withdraw from all remaining funds on deposit in the Collection Account and remit to the Note Payment Account, an amount equal to the lesser of the amount then on deposit in the Collection Account and the amount of the outstanding Note Balance and remit such lesser amount to the Noteholders in reduction of the outstanding Note Balance, (D) if on the Final Payment Date there is an outstanding Note Balance (after payment of the amounts described in clauses (A), (B) and (C) above), the Trustee will withdraw from the Reserve Account an amount equal to the lesser of the amount then on deposit in the Reserve Account and the amount of the outstanding Note Balance and remit such lesser amount to the Noteholders in reduction of the outstanding Note Balance, and (E) if on the Final Payment Date there is an outstanding Note Balance after all amounts have been withdrawn from the Reserve Account in accordance with clause (D) above, the Trustee will disburse to the Noteholders for payment on the Note Balance any amounts deposited in the Note Payment Account by the Note Insurer; and

           (ix) remaining amounts in the following order of priority: (A) any of the Trustee's reasonable, out of pocket expenses to which the Trustee is entitled to payment (to the extent expressly set forth in this Agreement) which have exceeded $200,000 in the aggregate during the term of this Agreement; then to (B) any of the Backup Servicer's reasonable out of pocket expenses to which the Backup Servicer is entitled to payment (to the extent expressly set forth in this Agreement) which have exceeded $100,000 in the aggregate during the term of this Agreement; then to (C) any amounts which would have been paid to the Note Insurer under subsection (b)(v) but for the occurrence and continuation of an Insurer Default; and then (D) to the Issuer.

     (c) The Servicer shall on each Payment Date instruct the Trustee to distribute to each Noteholder of record on the related Record Date by wire transfer of immediately available funds, the amount to be paid to such Noteholder in respect of the related Note on such Payment Date. The Servicer shall on each Payment Date instruct the Trustee to distribute to the Note Insurer by wire transfer of immediately available funds, the amount to be paid to the Note Insurer on such Payment Date.

     SECTION 4.05    Reserve Account.

     (a) Pursuant to Section 4.01, the Trustee shall establish and maintain the Reserve Account which shall be an Eligible Account, for the benefit of the Noteholders and the Note Insurer. On or prior to the Closing Date, the Issuer shall deposit an amount equal to the Required Reserve Amount into the Reserve Account. Thereafter, on each Payment Date, to the extent of funds then on deposit in the Note Payment Account an amount equal to the lesser of (x) Available Funds remaining on such Payment Date after required payments pursuant to Section 4.04(b)(i) through (v), and (y) the Reserve Fund Reimbursement Amount, shall be deposited into the Reserve Account.

     (b) Consistent with the limited purposes for which the Reserve Account is to be established, (x) on each Payment Date, an amount equal to the aggregate of amounts described in Sections 4.04(b)(iv)(B), (v)(B) (if no Insurer Default has occurred and is continuing) and (vii)(D), if any, shall be withdrawn from the Reserve Account by the Trustee and remitted to the Noteholders or the Note Insurer (as the case may be) for payment as described in those Sections, and (y) upon payment of all sums payable hereunder with respect to the Notes, any amounts then on deposit in the Reserve Account shall be remitted by the Trustee to the Note Insurer to the extent of any unpaid Note Insurer Obligations then outstanding, until all such Note Insurer Obligations are paid in full, and any remaining amounts then on deposit in the Reserve Account shall be released from the lien of the Trust Estate and paid to the Issuer.

     (c) Amounts held in the Reserve Account shall be invested in Permitted Investments at the direction of the Issuer as provided in Section 4.01. Such investments shall not be sold or disposed of prior to their maturity.

     (d) The Trustee shall pay to the Issuer on each Payment Date the amount by which the amount in the Reserve Account exceeds the Required Reserve Amount, after giving effect to all distributions required to be made from the Reserve Account or the Note Payment Account on such date.


     SECTION 4.05A    Note Payment Account.

     (a) Pursuant to Section 4.01, the Trustee shall establish and maintain the Note Payment Account which shall be an Eligible Account, for the benefit of the Noteholders and the Note Insurer. The Note Payment Account shall be funded to the extent that (x) the Issuer shall remit the Redemption Amount pursuant to
Section 10.02, (y) the Note Insurer shall remit any required payment pursuant to the Policy, or (z) the Trustee shall remit the Available Funds from the Collection Account pursuant to Section 4.03.

     (b) On each Payment Date, an amount equal to the aggregate of amounts described in Section 4.04(b) shall be withdrawn from the Note Payment Account by the Trustee and remitted to the Noteholders and other persons or Accounts described therein for payment as described in that Section, and upon payment of all sums payable hereunder with respect to the Notes, any amounts then on deposit in the Note Payment Account shall be remitted by the Trustee to the Note Insurer to the extent of any unpaid Note Insurer Obligations then outstanding, until all such Note Insurer Obligations are paid in full, and any remaining amounts then on deposit in the Note Payment Account shall be released from the lien of the Trust Estate and paid to the Issuer.

     (c) Amounts held in the Note Payment Account shall be invested in Permitted Investments at the direction of the Issuer as provided in Section
4.01. Such investments shall not be sold or disposed of prior to their maturity.

     SECTION 4.06    Statements to Noteholders.

     (a) On each Payment Date, the Trustee shall include with each payment to each Noteholder of record and the Note Insurer the Monthly Servicer Report furnished pursuant to Section 3.06, setting forth for the related Collection Period the information provided in Exhibit A.
                                   ---------

     (b) Within a reasonable period of time after the end of each calendar year, but not later than the latest date permitted by law, the Trustee shall mail a statement or statements prepared by the Servicer to the Note Insurer and each Person who at any time during such calendar year shall have been a Noteholder that provides the information that the Servicer actually knows is necessary under applicable law for the preparation of income tax returns.

     SECTION 4.07    Application of Trust Money.

     All money deposited pursuant to Sections 4.02 and 4.03 shall be held in trust and applied, in accordance with the provisions of the Notes, the Insurance Agreement and this Agreement to the payment, to the Persons entitled thereto, of the principal, interest, fees, costs and expenses for whose payment such money has been deposited with the Trustee.

                                  ARTICLE IV A
                                   THE POLICY

     SECTION 4A.01 The Policy. The Servicer and the Issuer agree, simultaneously with the execution and delivery of this Agreement, to cause the
Note Insurer to issue the Policy to the Trustee for the benefit of the Trust in accordance with the terms thereof and the Insurance Agreement.

     SECTION 4A.02 Claims Under Policy. (a) If on any Determination Date the Servicer has reported to the Trustee in the Monthly Servicer Report that the Servicer has determined that (A) as of the opening of business of the Trustee on such Determination Date, the amount of Available Funds on deposit in the Collection Account, together with any amounts on deposit in the Reserve Account and the Note Payment Account, are insufficient to provide for the payment in full of the Interest Distributable Amount payable on the related Payment Date (after giving effect to each payment required to be made prior to such payment on such Payment Date pursuant to Section 4.04(b)), and/or (B) if such Payment Date is the Final Payment Date and the Note Balance has not been reduced to zero prior to such Determination Date, and all amounts then on deposit in the Collection Account, together with any amounts then on deposit in the Reserve Account and the Note Payment Account are insufficient to make a payment to the Noteholders reducing the Note Balance to zero (after giving effect to each payment required to be made prior to such payment on the Final Payment Date pursuant to Section 4.04(b)), then by 2:00 p.m., New York time on such Determination Date, the Trustee shall deliver to the Note Insurer and the Servicer a completed notice for payment in the form set forth as Exhibit A to the Policy (the "Notice for Payment"), and shall confirm delivery of such Notice for Payment, each as specified in the Policy. The Notice for Payment shall specify the amount of the Interest Deficiency Draw Amount and/or the Final Principal Deficiency Amount (as each such term is defined in the Policy) and shall constitute a claim pursuant to the Policy. Upon receipt of any payments on behalf of the Trust under the Policy, the Trustee shall deposit any Interest Deficiency Draw Amount and/or Principal Deficiency Draw Amount in the Note Payment Account. Such amounts shall be distributed pursuant to Section 4.04.

     (b) The Trustee shall receive in the Note Payment Account, as attorney-in-fact of each Noteholder, any payment from the Note Insurer and disburse the same to each

Noteholder, for the purposes and in the respective amounts required in accordance with the provisions of Section 4.04.

     (c) The Trustee shall keep complete and accurate records of the amount of payments received from the Note Insurer and the Note Insurer shall have the right to inspect such records at reasonable times upon one Business Day's prior notice to the Trustee. The statements the Trustee prepares in the normal course of business with respect to accounts similar in nature to the Note Payment Account shall fulfill the record requirements of this Section.

     (d) If any of the payments guaranteed by the Policy are voided (a "Preference Event") pursuant to a final and non-appealable order under any applicable bankruptcy, insolvency, receivership or similar law in an Insolvency Proceeding and, as a result of such a Preference Event, the Trustee or a Noteholder is required to return such voided payment, or any portion of such voided payment, made in respect of the Notes (an "Avoided Payment"), the Trustee or such Noteholder shall furnish to the Note Insurer (x) a certified copy of a final order of a court exercising jurisdiction in such Insolvency Proceeding to the effect that the Trustee or such Noteholder is required to return any such payment or portion thereof during the term of the Policy because such payment was voided under applicable law, with respect to which order the appeal period has expired without an appeal having been filed (the "Final Order"), (y) an assignment, in form reasonably satisfactory to the Note Insurer, irrevocably assigning to the Note Insurer all rights and claims of the Trustee or such Noteholder relating to or arising under such Avoided Payment and (z) a Notice for Payment appropriately completed and executed by the Trustee or such Noteholder. Such payment shall be disbursed to the receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Final Order and not to the Trustee directly. The Trustee is not permitted to make a claim on the Trust or on any Noteholder for payments made to Noteholders which are characterized as preference payments by any bankruptcy court having jurisdiction over any bankrupt Obligor unless ordered to do so by such bankruptcy court.

     SECTION 4A.03 Surrender of Policy. The Trustee shall surrender the Policy to the Note Insurer for cancellation upon its expiration in accordance with the terms thereof.

     SECTION 4A.04   Rights of Subrogation and Assignment.

     (a) The parties hereto agree that to the extent the Note Insurer makes any payment with respect to the Notes under the Policy, the Note Insurer shall become subrogated to the rights of the recipients of such payments to the extent of such payments (including, without limitation, to the fullest extent permitted by law, all rights of the Trustee and each Noteholder in the conduct of any related Insolvency Proceeding). In furtherance and not by way of limitation of the foregoing, and subject to and conditioned upon any payment with respect to the Notes by or on behalf of the Note Insurer, the Trustee shall assign, and the Noteholders, by reason of their acquisition and holding of the Notes, shall be deemed to have agreed to the assignment, to the

Note Insurer, of all rights to the payment of interest or principal with respect to the Notes which are then due for payment, together with all other rights and remedies of the Trustee or the Noteholders with respect to the Notes (including, without limitation, all rights of the Trustee and each Noteholder in the conduct of any related Insolvency Proceeding), to the extent of all payments made by the
Note Insurer with respect to the Notes. The Trustee shall take all such actions and deliver all such instruments as may be reasonably requested or required by the Note Insurer to effectuate the purpose or provisions of the foregoing subrogation and/or assignment. For the avoidance of doubt, any payment made under the Policy in respect of interest or principal due under the Notes shall not reduce in any manner the amount of interest or principal (or the Note Balance) otherwise due hereunder or under the Notes.

     (b) The foregoing rights of subrogation and assignment described in clause
(a) above are in all cases in addition to, and not in limitation of, all equitable rights of subrogation and other rights and remedies otherwise available to the Note Insurer in respect of payments under the Policy, and the
Note Insurer hereby specifically reserves all such rights and remedies.

                                    ARTICLE V
                                    THE NOTES

     SECTION 5.01    The Notes.

     (a) The Notes shall be non-recourse obligations of the Issuer and the Trust Estate shall be the sole source of payments of principal thereof and interest thereon. Notwithstanding anything else to the contrary contained herein, the Notes shall not be considered a general obligation of the Issuer for any purpose.

     (b) The Notes shall be issued on the Closing Date and the Note Balance shall accrue interest at the Note Rate from and including the Closing Date.

     (c) Other than Notes issued on the Closing Date, the Notes shall be substantially in the form attached hereto as Exhibit C, and shall be issuable in minimum denominations of $1,000,000 and integral multiples of $1,000 in excess thereof. The Notes shall each be executed by the Issuer and authenticated by the Trustee by the manual or facsimile signature of a Responsible Officer of the Trustee. Notes bearing the manual or facsimile signatures of individuals who were, at the time when such signatures were affixed, authorized to sign on behalf of the Issuer or the Trustee shall be valid and binding obligations of the Issuer, notwithstanding that such individuals or any of them have ceased to be so authorized prior to the authentication and delivery of such Notes or did not hold such offices at the date of such Notes. The Notes shall be dated the date of their authentication.

     SECTION 5.02    Authentication and Delivery of the Notes.

     The Trustee shall cause to be authenticated and delivered to or upon the order of the Issuer, in consideration of the grant by the Issuer of a security interest in the Receivables and the other property included in the Trust Estate to the Trustee and the constructive delivery to the Trustee on behalf of the Noteholders of the Receivable Files and the other components of the Trust Estate, the Notes duly authenticated by the Trustee, in authorized denominations equaling in the aggregate the Note Balance. No Note shall be entitled to any benefit under this Agreement or be valid for any purpose, unless there appears thereon a certificate of authentication substantially in the form set forth in the form of such Note attached hereto as Exhibit C, executed by the Trustee by
                                         ---------
manual or facsimile signature, and such certificate upon any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered under this Agreement.

     SECTION 5.03    Registration of Transfer and Exchange of Notes.

     (a) The Note Registrar shall maintain a Note Register in which, subject to such reasonable regulations as it may prescribe, the Note Registrar shall provide for the registration of the Notes and transfers and exchanges thereof as provided in this Agreement. The Trustee is hereby initially appointed Note Registrar for the purpose of registering the Notes and transfers and exchanges thereof as provided in this Agreement. In the event that, subsequent to the Closing Date, the Trustee notifies the Servicer that it is unable to act as Note Registrar, the Servicer shall appoint another bank or trust company, agreeing to act in accordance with the provisions of this Agreement applicable to it, and otherwise acceptable to the Trustee, to act as successor Note Registrar under this Agreement.

     (b) Upon surrender for registration of transfer of any Note at the Corporate Trust Office, the Issuer shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Notes in authorized denominations of a like aggregate principal amount.

     (c) Notes may be exchanged for other Notes of authorized denominations of a like aggregate principal amount, at the option of the related Noteholder upon surrender of the Note to be exchanged at any such office or agency. Whenever any
Note is so surrendered for exchange, the Issuer shall execute and the Trustee shall authenticate and deliver the Note that the Noteholder making the exchange is entitled to receive. Every Note presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Note Registrar duly executed by the Noteholder thereof or its attorney duly authorized in writing.

     (d) No service or other charge shall be made for any registration of transfer or exchange of Notes by the Trustee or the Servicer, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Notes.

     (e) Any Notes surrendered for registration of transfer or exchange shall be canceled and subsequently destroyed by the Trustee.

     (f) Each purchaser of a Note or of a beneficial interest therein shall be deemed to have represented and warranted, by accepting such Note or beneficial interest as follows:

         (i) it is acquiring the Notes for its own account or for an account with respect to which it exercises sole investment discretion, and that it or such account is a Qualified Institutional Buyer or an Accredited Investor acquiring the Notes for investment purposes and not for distribution;

         (ii) it acknowledges that the Notes have not been registered under the Securities Act and may not be sold except as permitted below;

         (iii) it understands and agrees that such Notes are being offered only in a transaction not involving any public offering within the meaning of the Securities Act, such Notes may be resold, pledge or transferred only (1) to a person who has certified that it is a Qualified Institutional Buyer that purchases for its own account or for the account of a Qualified Institutional Buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A or (2) to an institution that is an Accredited Investor who has certified to the Issuer and the Trustee that such transferee is an institutional Accredited Investor;

         (iv) it understands that the notification requirements referred to in clause (iii) above will be satisfied by virtue of the fact that the following legend will be placed on the Notes, unless otherwise agreed by the Issuer:

     "THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAWS, AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED EXCEPT IN COMPLIANCE WITH THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS. THE TRANSFER OF THIS NOTE IS SUBJECT TO CERTAIN RESTRICTIONS AND CONDITIONS SET FORTH IN THE INDENTURE AND SERVICING AGREEMENT UNDER WHICH THIS NOTE IS ISSUED (A COPY OF WHICH IS AVAILABLE FROM THE TRUSTEE UPON REQUEST)."

         (v) it (x) has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its prospective investment in the Notes; and (y) has the ability to bear the economic risks of its prospective investment and can afford the complete loss of such investment; and

           (vi) it understands that the Issuer, the Placement Agent, and others will rely upon the truth and accuracy of the foregoing acknowledgments, representations, warranties and agreements and agrees that if any of the acknowledgments, representations, warranties and agreements deemed to have been made by it by its purchase of the Notes are no longer accurate, it shall promptly notify the Issuer and the Placement Agent. If it is acquiring the Notes as a fiduciary or agent for one or more investor accounts, it represents that it has sole investment discretion with respect to each such account and it has full power to make the foregoing acknowledgments, representations, warranties and agreements on behalf of each such account.

     (g) No transfer of any Notes shall be made unless that transfer is made pursuant to an effective registration statement under the Securities Act, and effective registration or qualification under applicable state securities laws, or is made in a transaction that does not require such registration or qualification. If such a transfer is made without registration under the Securities Act (other than in connection with the initial issuance thereof by the Issuer, the Placement Agent or the initial purchasers), then the Note Registrar shall refuse to register such transfer unless it receives (and upon receipt, may conclusively rely upon) either: (i) a certificate from the Noteholder desiring to effect such transfer substantially in the form attached as Exhibit D-1 hereto, and a certificate from such Noteholder's prospective transferee substantially in the form attached as either Exhibit D-2 hereto or as Exhibit D-3 hereto; or (ii) an Opinion of Counsel reasonably satisfactory to the Note Registrar to the effect that such transfer may be made without registration under the Securities Act (which Opinion of Counsel shall not be an expense of the Trust Estate or of the Issuer, the Servicer, the Trustee or the Note Registrar in their respective capacities as such), together with the written certification(s) as to the facts surrounding such transfer from the Noteholder desiring to effect such transfer and/or such Noteholder's prospective transferee on which such Opinion of Counsel is based. None of the Issuer, the Trustee or the Note Registrar is obligated to register or qualify the Notes under the Securities Act or any other securities law or to take any action not otherwise required under this Agreement to permit the transfer of any Note without registration or qualification. Any Holder of a Note desiring to effect such a transfer shall, and upon acquisition of such a Note shall be deemed to have agreed to, indemnify the Trustee, the Note Registrar and the Issuer against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws. In connection with the transfer of the Notes, the Issuer shall furnish upon request of a Noteholder to such Holder and any prospective purchaser designated by such Noteholder the information required to be delivered under paragraph (d)(4) of Rule 144A of the Securities Act.

     (h) To the extent permitted under applicable law, the Trustee shall be under no liability to any Person for any registration of transfer of any Note that is in fact not permitted by this Section 5.03 or for making any payments due to the Noteholder thereof or taking any other action with respect to such Noteholder under the provisions of this Agreement so long as the transfer was registered by the Trustee in accordance with the requirements of this Agreement.

     SECTION 5.04    Mutilated, Destroyed, Lost or Stolen Notes.

     If (i) any mutilated Note is surrendered to the Note Registrar, or the Note Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Note, and (ii) there is delivered to the Note Registrar, the Note Insurer, the Issuer and the Trustee such security or indemnity as may be required by them to save each of them harmless (the general obligation of an institutional investor that is investment grade rated being sufficient indemnity), then, in the absence of notice that such Note has been acquired by a bona fide purchaser, the Issuer shall execute and the Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Note, a new Note of like tenor and denomination or ownership interest, as applicable. In connection with the issuance of any new Note under this Section, the Issuer or the Trustee may require the payment by the Noteholder thereof of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto.

     If, after the delivery of such replacement Note or payment with respect to a destroyed, lost or stolen Note, a bona fide purchaser of the original Note in lieu of which such replacement Note was issued presents for payment such original Note, the Issuer and the Trustee shall be entitled to recover such replacement Note (or such payment) from the Person to whom it was delivered or any Person taking such replacement Note from such Person to whom such replacement Note was delivered or any assignee of any such Person, except a bona fide purchaser, and shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expense incurred by the Issuer or the Trustee in connection therewith.

     SECTION 5.05    Persons Deemed Owners.

     Prior to due presentation of a Note for registration of transfer, the Trustee, the Note Registrar and any of their respective agents may treat the Person in whose name any Note is registered as the owner of such Note for the purpose of receiving payments pursuant to Section 4.04 and for all other purposes whatsoever, and neither the Trustee, the Note Registrar nor any of their respective agents shall be affected by any notice to the contrary.

     SECTION 5.06    Access to List of Noteholders' Names and Addresses.

     The Note Registrar shall furnish or cause to be furnished to the Servicer, within 15 days after receipt by the Note Registrar of a written request therefor from the Servicer, a list of the names and addresses of the Noteholders as of the most recent Record Date. If three or more Noteholders, or one or more Noteholders evidencing not less than 25% of the Voting Interests (hereinafter referred to as "Applicants"), apply in writing to the Trustee, and such application states that the Applicants desire to communicate with other Noteholders with respect to their rights under this Agreement or under the Notes and such application is accompanied by a copy of the communication that such Applicants propose to transmit, then the Trustee shall, within five Business Days after the receipt of such application, afford such Applicants access, during normal business hours, to the current list of Noteholders as reflected in the Note Register. Every Noteholder, by receiving and holding a Note, agrees with the Servicer and the Trustee that neither the Servicer nor the Trustee shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Noteholders under this Agreement, regardless of the source from which such information was derived.

     SECTION 5.07    Surrendering of Notes.

     Each Noteholder shall surrender its Note within 14 days after receipt of the final payment received in connection therewith, whether by optional redemption of the Issuer or otherwise. Each Noteholder, by its acceptance of the final payment with respect to its Note, will be deemed to have relinquished any further right to receive payments under this Agreement and any interest in the Trust Estate. Each Noteholder shall indemnify and hold harmless the Issuer, the Trustee and any other Person against whom a claim is asserted in connection with such Noteholder's failure to tender the Note to the Trustee for cancellation.

     SECTION 5.08    Maintenance of Office or Agency.

     The Trustee shall maintain in the City of Minneapolis, Minnesota, an office or offices or agency or agencies where Notes may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Trustee in respect of the Notes and this Agreement may be served. The Trustee initially shall designate the Corporate Trust Office as its office for such purposes. The Trustee shall give prompt written notice to the Issuer, the Servicer and the Noteholders of any change in the location of the Note Register or any such office or agency.

                                  ARTICLE VI
                                  THE ISSUER

     SECTION 6.01    Representations of Issuer.

     The Issuer hereby makes the following representations on which the Trustee is relying in accepting the Receivables in trust and authenticating the Notes and the Note Insurer is relying in issuing the Policy. The representations shall speak as of the execution and delivery of this Agreement and shall survive the grant of a security interest in the Receivables to the Trustee.

     (a)  Organization and Good Standing. The Issuer is duly organized and
          ------------------------------
validly existing as a limited liability company in good standing under the laws of the State of Delaware, with power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted, and had at all relevant times, and now has, power, authority and legal right to acquire, own, hold, transfer, assign and convey the Receivables.

     (b)  Due Qualification. The Issuer is duly qualified to do business as a
          -----------------
foreign limited liability company in good standing, and has obtained all necessary licenses and approvals in Maryland and in all other jurisdictions in which the ownership or lease of property or the conduct of its business requires such qualifications, licenses or approvals.

     (c)  Power and Authority. The Issuer has the power and authority to execute
          -------------------
and deliver this Agreement and the other Transaction Documents to which it is a party, and to carry out their respective terms; the Issuer has full power and authority to grant a security interest in the Trust Estate and has duly authorized such grant to the Trustee by all necessary action; and the execution, delivery and performance by the Issuer of this Agreement and each of the other Transaction Documents to which it is a party has been duly authorized by all necessary action of the Issuer.

     (d)  Valid Grant; Binding Obligations. This Agreement evidences a valid
          --------------------------------
grant of a first priority perfected security interest under the UCC in the Receivables, and such other of the Trust Estate as to which a security interest may be perfected under UCC, which is effective for so long as the Notes or the
Note Insurer Obligations remain outstanding, enforceable against creditors of and purchasers from the Issuer, and each of the Transaction Documents to which the Issuer is a party constitutes a legal, valid and binding obligation of the Issuer enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting creditors' rights generally or by general equity principles.

     (e)  No Violation. The consummation of the transactions contemplated by
          ------------
this Agreement and the other Transaction Documents and the fulfillment of the terms of this Agreement and the other Transaction Documents do not conflict with, result in any breach of any of the terms or provisions of, nor constitute (with or without notice or lapse of time) a default under, the LLC Agreement or Bylaws of the Issuer or any indenture, agreement or other instrument to which the Issuer is a party or by which it shall be bound, nor result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than this Agreement), nor violate any law, order, rule or regulation applicable to the Issuer of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Issuer or its properties, which breach, default, conflict, Lien or violation would have a material adverse effect on the rights or interests of the Noteholders or the
Note Insurer.

     (f)  No Proceedings. There is no action, suit or proceeding before or by
          --------------
any court or governmental agency or body, domestic or foreign, now pending, or to the Issuer's knowledge, threatened, against or affecting the Issuer: (i) asserting the invalidity of this Agreement, the Notes or any of the other Transaction Documents to which the Issuer is a party, (ii) seeking to prevent the issuance of the Notes or the consummation of any of the transactions contemplated by this Agreement or any of the other Transaction Documents, (iii) seeking any determination or ruling that might materially and adversely affect the performance by the Issuer of its obligations under, or the validity or enforceability of, this Agreement, the Notes or any of the other Transaction Documents, or (iv) relating to the Issuer and which might adversely affect the federal income tax attributes of the Notes.

     (g)  No Subsidiaries. The Issuer has no subsidiaries.
          ---------------

     (h)  Not an Investment Company. Neither the Issuer nor the Trust Estate is
          -------------------------
an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act, and none of the issuance of the Notes, the execution and delivery of the Transaction Documents to which the Issuer is a party, or the performance by the Issuer of its obligations under the Transaction Documents, or the use of the proceeds of the Notes by the Issuer will violate any provision of the Investment Company Act, or any rule, regulation or order issued by the Securities and Exchange Commission thereunder.

     (i)  No Violation of Securities Act. The Issuer has not offered or sold,
          ------------------------------
and will not offer or sell, any Notes in any manner that would render the issuance and sale of the Notes a violation of the Securities Act, or any state securities or "blue sky" laws or require registration pursuant thereto, nor has it authorized, nor will it authorize, any Person to act in such manner. No registration under the Securities Act is required for the sale of the Notes as contemplated hereby, assuming the accuracy of the Noteholder's representations and warranties set forth in the Purchase Agreement.

     (j)  Truth and Completeness of Private Placement Memorandum. As of the
          ------------------------------------------------------
Closing Date, the Private Placement Memorandum does not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that no representation is made hereby with regard to the information or the financial statements relating to the Note Insurer contained in the Private Placement Memorandum.

     (k)  No Violation of Exchange Act or Regulations T, U or X. None of the
          -----------------------------------------------------
transactions contemplated in the Transaction Documents (including the use of the proceeds from the sale of the Notes) will result in a violation of Section 7 of the Exchange Act, or any regulations issued pursuant thereto, including Regulations T, U and X of the Board of Governors of the Federal Reserve System, 12 C.F.R., Chapter II. The Issuer does not own nor does it intend to carry or purchase any "margin security" within the meaning of said Regulation U, including margin securities originally issued by it or any "margin stock" within the meaning of said Regulation U.

     (l)  No Tax Returns. No tax returns were required to be filed by the Issuer
          --------------
by the Closing Date.

     (m)  No Restriction on Issuer Affecting its Business. The Issuer is not a
          -----------------------------------------------
party to any contract or agreement, or subject to any charter or other restriction which materially and adversely affects its business nor has it agreed or consented to cause any of its properties to become subject to any Lien other than the Lien created hereby.

     (n)  Perfection of Security Interest. All filings and recordings as may be
          -------------------------------
necessary to perfect the interest of the Issuer in the Receivables and such other portion of the Trust Estate as to which a security interest may be perfected under the UCC, have been accomplished and are in full force and effect. All filings and recordings against the Issuer required to perfect the Lien of the Trustee on such Receivables and such other portion of the Trust Estate as to which a security interest may be perfected under the UCC, have been accomplished and are in full force and effect. The Issuer will from time to time, at its own expense, execute and file such additional financing statements (including continuation statements) as may be necessary to ensure that at any time, the interest of the Issuer in all of the Receivables and such other portion of the Trust Estate as to which a security interest may be perfected under the UCC, and the Lien of the Trustee on all of the Receivables and such other portion of the Trust Estate as to which a security interest may be perfected under the UCC are fully protected.

     (o)  All Taxes, Fees and Charges Relating to Transaction and Transaction
          -------------------------------------------------------------------
Documents Paid. Any taxes, fees and other governmental charges in connection
--------------
with the execution and delivery of the Transaction Documents and the execution and delivery and sale of the Notes have been or will be paid by the Issuer at or prior to the Closing Date.

     (p)  No Requirement that Issuer File a Registration Statement. There are no
          --------------------------------------------------------
contracts, agreements or understandings between the Issuer and any person granting said person the right to require the Issuer to file a registration statement under the Securities Act with respect to any Notes owned or to be owned by such person.

     (q)  No Broker, Finder or Financial Adviser Other Than Rothschild. Neither
          ------------------------------------------------------------
the Issuer nor any of its officers, directors, employees or agents has employed any broker, finder or financial adviser other than Rothschild Inc. or incurred any liability for fees or commissions to any person other than Rothschild Inc. in connection with the offering, issuance or sale of the Notes.

     (r)  Notes Authorized, Executed, Authenticated, Validly Issued and
          -------------------------------------------------------------
Outstanding. The Notes have been duly and validly authorized and, when duly and
-----------
validly executed and authenticated by the Trustee in accordance with the terms of this Agreement and delivered to and paid for by each Noteholder as provided herein, will be validly issued and outstanding and entitled to the benefits hereof.

     (s)  Location of Principal Executive Office and Records. The principal
          --------------------------------------------------
place of business and principal executive office of the Issuer, and the office where Issuer maintains all of its records, is located at 7000 Security Blvd., Baltimore, MD 21244; provided that, at any time after the Closing Date, upon 30 days' prior written notice to each of the Servicer, the Note Insurer and the Trustee, the Issuer may relocate its principal place of business and principal executive office, and/or the office where it maintains all of its records, to another location within the United States to the extent that the Issuer shall have taken all actions necessary or reasonably requested by the Servicer, the Trustee or the Controlling Party to amend its existing financing statements and continuation statements, and file additional financing statements and to take any other steps reasonably requested by the Servicer, the Trustee or the Note Insurer to further perfect or evidence the rights, claims or security interests of any of the Servicer, the Trustee or the Note Insurer under any of the Transaction Documents.

     (t)  Ownership of the Issuer. One hundred percent (100%) of the Units of
          -----------------------
the Issuer are directly owned (both beneficially and of record) by Creditrust Corporation. Such Units are validly issued, fully paid and nonassessable and no one other than Creditrust Corporation has any options, warrants or other rights to acquire Units from the Issuer.

     (u)  Solvency. The Issuer (i) is not "insolvent" (as such term is defined
          --------
in ss. 101(32)(A) of the Bankruptcy Code); (ii) is able to pay its debts as they become due; and (iii) does not have unreasonably small capital for the business in which it is engaged or for any business or transaction in which it is about to engage.

     (v)  Reporting and Accounting Treatment. For reporting and accounting
          ----------------------------------
purposes, and in its books of account and records, the Issuer will treat the transfer of the Receivables pursuant to the Receivables Contribution Agreement as an absolute assignment of Creditrust Corporation's full right, title and ownership interest in the Receivables and the Issuer has not in any other manner accounted for or treated the transactions.

     (w)  Governmental and Other Consents. No consents, approvals, authorization
          -------------------------------
or orders of, registration or filing with, or notice to any governmental authority or court is required for the execution, delivery and performance of, or compliance with, the Transaction Documents by the Issuer, except such consent, approvals, authorizations, filings and notices that have already been made or obtained.

     (x)  Accuracy of Information. The representations and warranties of the
          -----------------------
Issuer in the Transaction Documents are true and correct in all material respects as of the Closing Date.

     (y)  Separate Identity. The Issuer is operated as an entity separate from
          -----------------
Creditrust Corporation. In addition, the Issuer:

          (i) has its own board of managers,

          (ii) has at least one Independent Member, who is not a direct, indirect, or beneficial stockholder, officer, director, employee, affiliate, associate, customer or supplier of any of the Servicer or its Affiliates (other than, in the case of the Issuer, managers thereof) or relatives of any thereof,

          (iii) maintains its assets in a manner which facilitates their identification and segregation from those of the Servicer,

          (iv) has all office furniture, fixtures and equipment necessary to operate its business,

          (v) conducts all intercompany transactions with the Servicer on terms which the Issuer reasonably believes to be on an arm's-length basis,

          (vi) has not guaranteed any obligation of the Servicer or any of its Affiliates, nor has it had any of its obligations guaranteed by any such entities and has not held itself out as responsible for debts of any such entity or for the decisions or actions with respect to the business affairs of any such entity,

          (vii) has not permitted the commingling or pooling of its funds or other assets with the assets of the Servicer or any of its Affiliates (other than in respect of items of payment and funds which may be commingled until deposit into the Collection Account in accordance with this Agreement),

          (viii) has separate deposit and other bank accounts to which neither the Servicer nor any of its Affiliates has any access and does not at any time pool any of its funds with those of the Servicer or any of its Affiliates, except for such funds which may be commingled until deposit into the Collection Account in accordance with this Agreement,

          (ix) maintains financial records which are separate from those of the Servicer or any of its Affiliates,

          (x) compensates all employees, consultants and agents, or reimburses the Servicer from the Issuer's own funds, for services provided to the Issuer by such employees, consultants and agents,

          (xi) conducts all of its business (whether in writing or orally) solely in its own name,

          (xii) is not, directly or indirectly, named as a direct or contingent beneficiary or loss payee on any insurance policy covering the property of the Servicer or any of its Affiliates and has entered into no agreement to be named as such a beneficiary or payee,

          (xiii) acknowledges that the Trustee and the Note Insurer are entering into the transactions contemplated by this Agreement and the other Transaction

     Documents in reliance on the Issuer's identity as a separate legal entity from the Servicer, and

          (xiv) practices and adheres to company formalities such as complying with its By-laws and resolutions and the holding of regularly scheduled board of managers meetings.

     (z)  ERISA Compliant. The Issuer and all ERISA Affiliates are in compliance
          ---------------
with all applicable federal or state laws, including the rules and regulations promulgated thereunder, relating to discrimination in the hiring, promotion or pay of employees, any applicable federal or state wages and hours law, and the provisions of the ERISA applicable to its business, except where such noncompliance would not, individually or in the aggregate, have a Material Adverse Effect. The employee benefit plans, including employee welfare benefit plans (the "Employee Plans") of the Issuer and all ERISA Affiliates have been operated in compliance with the Code, all regulations, rulings and announcements promulgated or issued thereunder and all other applicable governmental laws and regulations (except to the extent such noncompliance would not, individually or in the aggregate, have a Material Adverse Effect). No reportable event under
Section 4043(b) of ERISA or any prohibited transaction under Section 406 of ERISA has occurred with respect to any Employee Plan maintained by the Issuer or any ERISA Affiliate. There are no pending or, to the Issuer's best knowledge, threatened, claims by or on behalf of any Employee Plan, by any employee or beneficiary covered under any such plan or by any governmental authority or otherwise involving such plans or any of their respective fiduciaries (other than for routine claims for benefits). All Employee Plans that are group health plans have been operated in compliance with the group health plan continuation coverage requirements of Section 4980B of the Code in all material respects. "Material Adverse Effect" means, when used in connection with the Issuer, any development, change or effect that is materially adverse to the business, properties, assets, net worth, condition (financial or other), or results of operations of the Issuer or that reasonably could be expected to be materially adverse to the prospects of the Issuer. Neither the Issuer nor any of its ERISA Affiliates have a "defined benefit plan" as defined in ERISA.

     SECTION 6.02    Repayment in Respect of Receivables Upon Breach.

     Upon discovery by the Issuer or the Servicer (which discovery shall be deemed to have occurred upon the receipt of notice by a Responsible Officer of the Issuer or the Servicer) or upon the actual knowledge of a Responsible Officer of the Trustee of a breach of any of the representations and warranties of the Issuer set forth in Section 6.01, the party discovering such breach shall give prompt written notice to the others. If such breach has or would have a material adverse effect on the rights or interests of the Noteholders or the
Note Insurer with respect to all or a portion of the Receivables, the Issuer shall repay a portion of the Note Balance equal to the Release Payment related to such Receivables and, if necessary, the Issuer shall enforce the obligation of the Seller under the Receivables Contribution Agreement to reacquire the Receivables from the Issuer, unless such breach shall have been cured within 30 days after the earlier to occur of the discovery of such breach by the Issuer or receipt of written notice of such breach by the Issuer, such that the relevant representation and warranty shall be true and correct in all material respects as if made on such day, and the Issuer shall have delivered to the Trustee a certificate of any Responsible Officer of the Issuer describing the nature of such breach and the manner in which the relevant representation and warranty became true and correct. This repayment obligation shall pertain to all representations and warranties of the Issuer contained in Section 6.01, whether or not the Issuer has knowledge of the breach at the time of the breach or at the time the representations and warranties were made. The Issuer will be obligated to make the repayment related to such Receivables as set forth above on the Remittance Date next succeeding the date on which such repayment obligation arises. In consideration of the release of the Receivables, on such Remittance Date, the Issuer shall remit the aggregate Release Payments of the Receivables to the Collection Account in the manner specified in Section 4.03.

     Upon any such repayment, the Trustee on behalf of the Noteholders and the
Note Insurer shall, without further action, be deemed to have released its security interest in, to and under the Removed Receivables, all monies due or to become due with respect thereto after the aforementioned Remittance Date and all proceeds thereof. The Trustee shall execute such documents and instruments and take such other actions as shall be reasonably requested by the Issuer to effect the security interest release pursuant to this Section. Notwithstanding the foregoing, the Controlling Party may by delivery of prior written notice waive any breach and repayment obligation of the Issuer pursuant to this Section 6.02. The Trustee shall have no duty to conduct any affirmative investigation as to the occurrence of any condition requiring the repayment for any Receivables pursuant to this Section, except as otherwise provided in Section 9.02.

     SECTION 6.03     Liability of Issuer.

     The Issuer shall be liable in accordance with this Agreement only to the extent of the obligations in this Agreement specifically undertaken by the Issuer in such capacity under this Agreement and shall have no other obligations or liabilities hereunder.

     SECTION 6.04 Merger or Consolidation of, or Assumption of the Obligations of, the Issuer; Certain Limitations.

     (a) Merger, Etc. Any corporation or limited liability company (i) into
         -----------
which the Issuer may be merged or consolidated, (ii) which may result from any merger, conversion or consolidation to which the Issuer shall be a party, or
(iii) which may succeed to all or substantially all of the business of the Issuer, which corporation or limited liability company in any of the foregoing cases executes an agreement of assumption to perform every obligation of the Issuer under this Agreement, shall be the successor to the Issuer under this Agreement without the execution or filing of any document or any further act on the part of any of the parties to this Agreement, except that if the Issuer in any of the foregoing cases is not the surviving entity, then the surviving entity shall execute an agreement of assumption to perform every obligation of the Issuer hereunder, and the surviving entity shall have taken all actions necessary or reasonably requested by the Issuer, the Trustee or the Note Insurer to amend its existing financing statements and continuation statements, and file additional financing statements and to take any other steps reasonably requested by the Issuer, the Trustee or the Note Insurer to further perfect or evidence the rights, claims or security interests of any of the Issuer, the Trustee or the Note Insurer under any of the Transaction Documents. The Issuer (1) shall provide notice of any merger, consolidation or succession pursuant to this Section to the Rating Agency, the Trustee, the Note Insurer, the Noteholders and the Placement Agent, (2) for so long as the Notes are outstanding, shall receive from the Rating Agency a letter to the effect that such merger, consolidation or succession will not result in a qualification, downgrading or withdrawal of the then-current rating on the Notes, and (3) shall receive from the Controlling Party its prior written consent to such merger, consolidation or succession, absent which consent, the Issuer shall not become a party to such merger, consolidation or succession.

     (b) Certain Limitations. (i) The business, activities and purpose of the
         -------------------
Issuer shall be limited as specified in its LLC Agreement.

         (ii) So long as any outstanding debt of the Issuer or the Notes is rated by the Rating Agency, the Issuer shall not issue unsecured notes or otherwise borrow money unless (A) the Issuer has made a written request to the Rating Agency to issue unsecured notes or incur indebtedness and such notes or borrowings are rated by the Rating Agency the same as or higher than the rating afforded any outstanding rated debt or the Notes, and (B) such notes or borrowings (1) are fully subordinated (and which shall provide for payment only after payment in respect of all outstanding rated debt and/or the Notes) or are nonrecourse against any assets of the Issuer other than the assets pledged to secure such notes or borrowings, (2) do not constitute a claim against the Issuer in the event such assets are insufficient to pay such notes or borrowings, and (3) where such notes or borrowings are secured by the rated debt or the Notes, are fully subordinated (and which shall provide for payment only after payment in respect of all outstanding rated debt and/or the Notes) to such rated debt or the Notes.

         (iii) The Issuer shall not issue unsecured notes or otherwise borrow money, or otherwise grant any consensual Lien in favor of any Person (other than the Lien granted pursuant hereto) absent the prior written consent of the Controlling Party.

     (c) Unanimous Consent. Notwithstanding any other provision of this Section
         -----------------
and any provision of law, the Issuer shall not do any of the following without the affirmative unanimous vote of all Members of the Issuer (which includes the Independent Member),

         (i) (A) dissolve or liquidate, in whole or in part, or institute proceedings to be adjudicated bankrupt or insolvent, (B) consent to the institution of bankruptcy or insolvency proceedings against it, (C) file a petition seeking or consent to reorganization or relief under any applicable federal or state law relating to bankruptcy, (D) consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the limited liability company or a substantial part of its property, (E) make any assignment for the benefit of creditors, (F) admit in writing its inability to pay its debts generally as they become due, or (G) take any action in furtherance of the actions set forth in clauses (A) through (F) above;

         (ii) merge or consolidate with or into any other person or entity or sell or lease its property and all or substantially all of its assets to any person or entity; or

         (iii)   modify any provision of its LLC Agreement or By-laws.

     SECTION 6.05    Limitation on Liability of Issuer and Others.

     The Issuer and any manager or officer or employee or agent of the Issuer may rely in good faith on the advice of counsel or on any document of any kind, prima facie properly executed and submitted by any Person respecting any matters arising under this Agreement. The Issuer shall not be under any obligation to appear in, prosecute or defend any legal action that is not incidental to its obligations as Issuer under this Agreement or as the Purchaser under the Receivables Contribution Agreement and that in its opinion may involve it in any expense or liability.

     SECTION 6.06    Issuer May Own Notes.

     The Issuer and any Person controlling, controlled by or under common control with the Issuer may, in its individual or any other capacity, become the owner or pledgee of one or more Notes with the same rights as it would have if it were not the Issuer or an affiliate thereof, except as otherwise specifically provided in the definition of the term "Noteholder." The Notes so owned by or pledged to the Issuer or such controlling or commonly controlled Person shall have an equal and proportionate benefit under the provisions of this Agreement, without preference, priority or distinction as among any of the Notes, except as set forth herein with respect to, among other things, certain rights to vote, consent or give directions to the Trustee as a Noteholder. The Issuer may not pledge any Note acquired by the Issuer.

     SECTION 6.07    Covenants of Issuer.

     (a) LLC Agreement and By-laws. The Issuer hereby covenants not to change,
         -------------------------
or agree to any change of, its LLC Agreement or By-laws without notice to the Trustee, the Rating Agency and the Note Insurer, and (ii) the prior written consent of the Controlling Party.

     (b) Merger of the Issuer, Asset Sales and Purchases. Without the prior
         -----------------------------------------------
written consent of the Controlling Party, the Issuer shall not merge with or into, or transfer or sell all or substantially all of its assets to, or buy all or substantially all the assets of, any person.

     (c) Preservation of Existence. The Issuer hereby covenants to do or cause
         -------------------------
to be done all things necessary on its part to preserve and keep in full force and effect its existence as a limited liability company, and to maintain each of its licenses, approvals, registrations or qualifications in all jurisdictions in which its ownership or lease of property or the conduct of its business requires such licenses, approvals, registrations or qualifications, except for failures to maintain any such licenses, approvals, registrations or qualifications which, individually or in the aggregate, would not have a material adverse effect on the ability of Issuer to perform its obligations hereunder or under any of the other Transaction Documents.

     (d) Compliance with Laws. The Issuer hereby covenants to comply in all
         --------------------
material respects with all applicable laws, rules and regulations and orders of any governmental authority, the noncompliance with which would have a material adverse effect on the business, financial condition or results of operations of the Issuer or on the ability of the Issuer to repay the Notes or the Note Insurer Obligations, or perform any of its other obligations under this Agreement or the other Transaction Documents.

     (e) Payment of Taxes. The Issuer hereby covenants to pay and discharge
         ----------------
promptly or cause to be paid and discharged promptly all taxes, assessments and governmental charges or levies imposed upon the Issuer or upon its income and profits, or upon any of its property or any part thereof, before the same shall become in default, provided that the Issuer shall not be required to pay and discharge any such tax, assessment, charge or levy so long as the validity or amount thereof shall be contested in good faith by appropriate proceedings and the Issuer shall have set aside on its books adequate reserves with respect to any such tax, assessment, charge or levy so contested, or so long as the failure to pay any such tax, assessment, charge or levy would not have a material adverse effect on the ability of the Issuer to perform its obligations hereunder.

     (f) Exercise of Rights Under the Transaction Documents. The Issuer hereby
         --------------------------------------------------
covenants to exercise its rights as the Purchaser under the Receivables Contribution Agreement and take such other action in connection with the Transaction Documents as may be appropriate or desirable, taking into account the associated costs, to maximize the collection of amounts payable to the Trust Estate.

     (g) Investments. The Issuer hereby covenants that it will not without the
         -----------
prior written consent of the Controlling Party, acquire or hold any indebtedness for borrowed money of another person, or any capital stock, debentures, partnership interests or other ownership interests or other securities of any Person, other than the Receivables acquired under the Receivables Contribution Agreement.

     (h) Keeping Records and Books of Account. The Issuer hereby covenants and
         ------------------------------------
agrees to maintain and implement administrative and operating procedures (including, without limitation, an ability to recreate records evidencing the Receivables in the event of the destruction or loss of the originals thereof) and keep and maintain, all documents, books, records and other information reasonably necessary or advisable for the collection of all Receivables

(including, without limitation, records adequate to permit the daily identification of all collections with respect to, and adjustments of amounts payable under, each Receivable).

     (i) Benefit Plan. The Issuer hereby covenants and agrees to comply in all
         ------------
material respects with the provisions of ERISA, the Code, and all other applicable laws, and the regulations and interpretations thereunder to the extent applicable, with respect to each Benefit Plan. Issuer covenants that it will not, and it will cause any ERISA Affiliate to not:

         (i) engage in any non-exempt prohibited transaction (within the meaning of Code Section 4975 or ERISA Section 406) with respect to any Benefit Plan which would result in a material liability to the Issuer or the Servicer;

         (ii) permit to exist any accumulated funding deficiency, as defined in Section 302(a) of ERISA and Section 412(a) of the Code, with respect to any Benefit Plan of the Issuer or any ERISA affiliate which is subject to
Section 302(q) of ERISA or 412 of the Code;

         (iii) terminate any Benefit Plan of the Issuer or any ERISA Affiliate so as to result in any material liability to the Issuer or an ERISA Affiliate; or

         (iv)   create any defined benefit plan (as defined in ERISA).

     (j) No Release. The Issuer shall not take any action and shall use its best
         ----------
efforts not to permit any action to be taken by others that would release any Person from any of such Person's covenants or obligations under any document, instrument or agreement included in the Trust Estate, or which would result in the amendment, hypothecation, subordination, termination or discharge of, or impair the validity or effectiveness of, any such document, instrument or agreement.

     (k) Separate Identity. The Issuer hereby covenants and agrees to take all
         -----------------
actions required to maintain the Issuer's status as a separate legal entity. Without limiting the foregoing, the Issuer shall:

         (i) conduct all of its business, and make all communications to third parties (including all invoices (if any), letters, checks and other instruments) solely in its own name (and not as a division of any other Person), and require that its employees, if any, when conducting its business identify themselves as such (including, without limitation, by means of providing appropriate employees with business or identification cards identifying such employees as the Issuer's employees);

         (ii) compensate all employees, consultants and agents directly or indirectly through reimbursement of the Servicer, from the Issuer's bank accounts, for services provided to the Issuer by such employees, consultants and agents and, to the extent any employee, consultant or agent of the Issuer is also an employee, consultant or agent of the Servicer, allocate the compensation of such employee, consultant or agent between the Issuer and the Servicer on a basis which reflects the respective services rendered to the Issuer and the Servicer;

         (iii) (A) pay its own incidental administrative costs and expenses from its own funds, and (B) allocate all other shared overhead expenses (including, without limitation, telephone and other utility charges, the services of shared employees, consultants and agents, and reasonable legal and auditing expenses) which are not reflected in the Servicing Fee, and other items of cost and expense shared between the Issuer and the Servicer, on the basis of actual use to the extent practicable, and to the extent such allocation is not practicable, on a basis reasonably related to actual use or the value of services rendered;

         (iv) at all times have at least one Independent Member, with at least one independent director, and have at least one officer responsible for managing its day-to-day business and manage such business by or under the direction of its board of managers;

         (v) maintain its books and records separate from those of any Affiliate;

         (vi) prepare its financial statements separately from those of its Affiliates and ensure that any consolidated financial statement have notes to the effect that the Issuer is a separate entity whose creditors have a claim on its assets prior to those assets becoming available to its equity holders and therefore to any creditors, as the case may be;

         (vii) not commingle its funds or other assets with those of any of its Affiliates (other than in respect of items of payment or funds which may be commingled until deposit into the Collection Account in accordance with this Agreement), and not to hold its assets in any manner that would create an appearance that such assets belong to any such Affiliate, not maintain bank accounts or other depository accounts to which any such Affiliate is an account party, into which any such Affiliate makes deposits or from which any such Affiliate has the power to make withdrawals, and not act as an agent or representative of any of its Affiliates in any capacity;

         (viii) not permit any of its Affiliates to pay the Issuer's operating expenses;

         (ix) not guarantee any obligation of any of its Affiliates nor have any of its obligations guaranteed by any such Affiliate (either directly or by seeking credit based on the assets of such Affiliate), or otherwise hold itself out as responsible for the debts of any Affiliate;

         (x) maintain at all times stationery separate from that of any Affiliate and have all its officers and employees conduct all of its business solely in its own name;

         (xi) hold regular meetings of its board of managers in accordance with the provisions of its LLC Agreement and otherwise take such actions as are necessary on its part to ensure that all corporate procedures required by its LLC Agreement and By-laws are duly and validly taken;

         (xii) respond to any inquiries made to it with respect to ownership of a Receivable by stating that it is the owner of such Receivable, and, if requested to do so, that the Trustee has been granted a security interest in such Receivable;

         (xiii) on or before March 31 of each year, beginning in 2000, the Issuer shall deliver to the Trustee an Officer's Certificate stating that Issuer has, during the preceding year, observed all of the requisite company formalities and conducted its business and operations in such a manner as required for the Issuer to maintain its separate company existence from any other entity; and

         (xiv) take such other actions as are necessary on its part to ensure that the facts and assumptions set forth in the non-consolidation opinion delivered by Issuer's counsel remain true and correct at all times.

     (l) Compliance with all Transaction Documents. The Issuer hereby covenants
         -----------------------------------------
and agrees to comply in all material respects with the terms of, employ the procedures outlined in and enforce the obligations of the parties to all of the Transaction Documents to which the Issuer is a party, and take all such action to such end as may be from time to time reasonably requested by the Trustee, and/or the Controlling Party, maintain all such Transaction Documents in full force and effect and make to the parties thereto such reasonable demands and requests for information and reports or for action as the Issuer is entitled to make thereunder and as may be from time to time reasonably requested by the Trustee.

     (m) No Sales, Liens, Etc. Against Receivables and Trust Property. The
         ------------------------------------------------------------
Issuer hereby covenants and agrees, except for releases contemplated hereunder, not to sell, assign (by operation of law or otherwise) or otherwise dispose of, or create or suffer to exist, any Lien (other than the Lien created hereby) upon or with respect to, any Receivables or Trust Estate, or any interest in either thereof, or upon or with respect to any Account, or assign any right to receive income in respect thereof. The Issuer shall immediately notify the Trustee of the existence of any Lien on any Receivables or Trust Estate, and the Issuer shall defend the right, title and interest of each of the Issuer and the Trustee in, to and under the Receivables and Trust Estate, against all claims of third parties.

     (n) No Change in Business. The Issuer covenants that it shall not make any
         ---------------------
change in the character of its business.

     (o) No Change in Name, Etc. The Issuer covenants that it shall not make any
         ----------------------
change to its corporate name, or use any trade names, fictitious names, assumed names or "doing business as" names.

     (p) No Institution of Insolvency Proceedings. The Issuer covenants that it
         ----------------------------------------
shall not institute Insolvency Proceedings with respect to the Issuer or any Affiliate thereof or consent to the institution of Insolvency Proceedings against the Issuer or any affiliate thereof or take any action in furtherance of any such action, or seek dissolution or liquidation in whole or in part of the Issuer or any Affiliate thereof.

     (q) No Change in Principal Executive Office or Location of Records. The
         --------------------------------------------------------------
Issuer covenants that it shall maintain its principal place of business and principal executive office, and the office where it maintains all of its records, at 7000 Security Blvd., Baltimore, MD 21244; provided that, at any time after the Closing Date, upon 30 days' prior written notice to each of the Servicer, the Note Insurer and the Trustee, the Issuer may relocate its principal place of business and principal executive office, and/or the office where it maintains all of its records, to another location within the United States to the extent that the Issuer shall have taken all actions necessary or reasonably requested by the Servicer, the Trustee or the Controlling Party to amend its existing financing statements and continuation statements, and file additional financing statements and to take any other steps reasonably requested by the Servicer, the Trustee or the Note Insurer to further perfect or evidence the rights, claims or security interests of any of the Servicer, the Trustee or the Note Insurer under any of the Transaction Documents. As of the Closing Date, each Receivable File shall be kept by the Issuer at its offices at 7000 Security Blvd., Baltimore, MD 21244.

     (r) Access to Certain Documentation and Information. The Issuer shall
         -----------------------------------------------
provide the Note Insurer, the Trustee and the Noteholders with access to the documentation relating to the Receivables required to be maintained at the location described in Section 6.07(q), and will make available for discussion about the Receivables, Responsible Officers of the Issuer having knowledge of such matters. In each case, access to documentation relating to the Receivables shall be afforded without charge but only upon reasonable request and during normal business hours at the offices of the Issuer. Nothing in this Section shall impair the obligation of the Issuer to observe any applicable law prohibiting disclosure of information regarding the Obligors, which obligation shall be evidenced by an Opinion of Counsel to such effect, and the failure of the Issuer to provide access as provided in this Section as a result of such obligation shall not constitute a breach of this Section.

                                   ARTICLE VII
                                  THE SERVICER

     SECTION 7.01    Representations of Servicer.

     The Servicer hereby makes the following representations on which the Trustee is relying in accepting the Receivables in trust and authenticating the Notes and the Note Insurer is relying in issuing the Policy. The representations shall speak as of the execution and delivery of this Agreement and shall survive the grant of a security interest to the Trustee.

     (a) Organization and Good Standing. The Servicer is duly organized and
         ------------------------------
validly existing as a corporation in good standing under the laws of the State of Maryland, with corporate power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted, and had at all relevant times, and now has, corporate power, authority and legal right to acquire, own, hold, transfer, convey and service the Receivables and to hold the Receivable Files as custodian on behalf of the Issuer and the Trustee.

     (b) Due Qualification. The Servicer is duly qualified to do business as a
         -----------------
foreign corporation in good standing, and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of property or the conduct of its business (including the servicing of the Receivables as required by this Agreement) requires such qualification, licenses and approvals, except where the failure to be qualified or to obtain such qualifications, licenses and approvals would not materially and adversely affect the rights or interests of any of the Noteholders, the Note Insurer or the Trust Estate.

     (c) Power and Authority. The Servicer has the corporate power and authority
         -------------------
to execute and deliver this Agreement and each of the other Transaction Documents to which it is a party, and to carry out its terms; and the execution, delivery and performance of this Agreement has been duly authorized by the Servicer by all necessary corporate action.

     (d) Binding Obligations. This Agreement and each of the other Transaction
         -------------------
Documents to which the Servicer is a party constitutes a legal, valid and binding obligation of the Servicer enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting creditors' rights generally or by general principles of equity.

     (e) No Violation. The consummation of the transactions contemplated by this
         ------------
Agreement and each of the other Transaction Documents and the fulfillment of the terms of this Agreement and each of the other Transaction Documents does not conflict with, result in any breach of any of the terms and provisions of, nor constitute (with or without notice or lapse of time) a default under, the articles of incorporation, as amended and restated, or bylaws of the Servicer, or conflict with or breach any of the material terms or provisions of, or constitute (with or without notice or lapse of time) a default under, any indenture, agreement or other instrument to which the Servicer is a party or by which it shall be bound; nor result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than this Agreement); nor violate, any law, order, rule or regulation applicable to the Servicer of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Servicer or its properties; which breach, default, conflict, Lien or violation would have, or would have, a material adverse effect on the rights or interests of the Noteholders or the
Note Insurer.

     (f) No Proceedings. There is no action, suit or proceeding before or by any
         --------------
court or governmental agency or body, domestic or foreign, now pending, or to the Servicer's knowledge, threatened, against or affecting the Servicer: (i) asserting the invalidity of this Agreement, the Notes, or any of the other Transaction Documents, (ii) seeking to prevent the issuance of the Notes or the consummation of any of the transactions contemplated by this Agreement or any of the other Transaction Documents, (iii) seeking any determination or ruling that might materially and adversely affect the performance by the Servicer of its obligations under, or the validity or enforceability of, this Agreement, the Notes or any of the other Transaction Documents, or (iv) relating to the Servicer and which might adversely affect the federal income tax attributes of the Notes.

     (g) No Subsidiaries. As of the Closing Date, Servicer has no subsidiaries,
         ---------------
other than the Issuer, Creditrust Mortgage Corporation and other limited liability companies formed solely for the purpose of securitization transactions, including Creditrust SPV2, LLC and Creditrust Funding I LLC.

     (h) Not an Investment Company. The Servicer is not an "investment company"
         -------------------------
or a company "controlled" by an "investment company" within the meaning of the Investment Company Act, and none of the issuance of the Notes, the execution and delivery of the Transaction Documents to which the Servicer is a party, or the performance by the Servicer of its obligations thereunder, will violate any provision of the Investment Company Act, or any rule, regulation or order issued by the Securities and Exchange Commission thereunder.

     (i) Year 2000. The Servicer has replaced or modified all of its material
         ---------
computer systems and business applications software so that its computer systems would properly utilize dates beyond December 31, 1999 ("Year 2000 Compliant") and does not believe that any further material expenditures will be necessary to make these systems Year 2000 Compliant.

     (j) Ownership of the Issuer. One hundred percent (100%) of the Units of the
         -----------------------
Issuer are directly owned (both beneficially and of record) by the Servicer. Such Units are validly issued, fully paid and nonassessable and no one other than the Servicer has any options, warrants or other rights to acquire Units from the Issuer.

     SECTION 7.02    Liability of Servicer; Indemnities.

     (a) Obligations. The Servicer shall be liable in accordance herewith only
         -----------
to the extent of the obligations specifically undertaken by the Servicer under this Agreement and shall have no other obligations or liabilities under this Agreement. Such obligations shall include the following:

         (i) the Servicer shall indemnify, defend and hold harmless the Trustee, the Note Insurer, the Noteholders and the Trust Estate from and against any taxes that may at any time be asserted against the Trustee or the Trust Estate with respect to the transactions contemplated in this Agreement or any of the other Transaction Documents, including, without limitation, any sales, gross receipts, general corporation, tangible or intangible personal property, privilege or license taxes (but not including any taxes asserted with respect to, and as of the date of, the transfer of the Receivables to the Trust, the issuance and original sale of the Notes, or asserted with respect to ownership of the Receivables, or federal or other income taxes arising out of payments on the Notes) and costs and expenses in defending against the same;

         (ii) the Servicer shall indemnify, defend and hold harmless the Trustee, the Trust Estate, the Noteholders and the Note Insurer from and against any and all costs, expenses, losses, claims, damages and liabilities to the extent that such cost, expense, loss, claim, damage or liability arose out of, and was imposed upon the Trustee, the Trust Estate, any Noteholder or the Note Insurer through the negligence, willful misfeasance or bad faith of the Servicer in connection with the transactions contemplated by this Agreement and the other Transaction Documents, or by reason of the breach by the Servicer of any of its representations, warranties or covenants hereunder or under any of the other Transaction Documents; and

         (iii) the Servicer shall indemnify, defend and hold harmless the Trustee from and against all costs, expenses, losses, claims, damages and liabilities arising out of or incurred in connection with the acceptance or performance of the trusts and duties contained in this Agreement, except to the extent that such cost expense, loss, claim, damage or liability: (A) shall be due to the willful misfeasance, bad faith or negligence of the Trustee, (B) shall arise from the breach by the Trustee of any of its representations or warranties set forth in Section 9.14, (C) relates to any tax other than the taxes with respect to which either the Issuer or the Servicer shall be required to indemnify the Trustee, or (D) shall arise out of or be incurred in connection with the performance by the Trustee of the duties as the Backup Servicer under this Agreement.

     (b) Expenses. Indemnification under this Section shall include, without
         --------
limitation, reasonable fees and expenses of counsel and expenses of litigation. If the Servicer has made any indemnity payments pursuant to this Section and the recipient thereafter collects any of such amounts from others, the recipient shall promptly repay such amounts collected to the Servicer, without interest, so long as no amounts are outstanding to the Trustee.

     (c) Survival. The provisions of this Section shall survive the resignation
         --------
or removal of the Servicer or the Trustee and the termination of this Agreement.

     (d) Successor Servicer Liability. Notwithstanding anything to the contrary
         ----------------------------
contained in this Agreement, the Successor Servicer shall have no liability or obligation with respect to any Servicer indemnification obligations of any prior Servicer. Upon assuming its role as Successor Servicer, the Successor Servicer shall be responsible only for the indemnification obligations set forth in
Section 7.02(a)(ii).

     SECTION 7.03 Merger or Consolidation of, or Assumption of the Obligations of, the Servicer.

     Any corporation (i) into which the Servicer may be merged or consolidated,
(ii) which may result from any merger, conversion or consolidation to which the Servicer shall be a party, or (iii) which may succeed to all or substantially all of the business of the Servicer, which corporation in any of the foregoing cases executes an agreement of assumption to perform every obligation of the Servicer under this Agreement, shall be the successor to the Servicer under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties to this Agreement; provided, however, that (i) such merger, consolidation or conversion shall not cause a Servicer Default, and (ii) prior to any such merger, consolidation or conversion the Servicer shall have provided to the Trustee and the Noteholders a letter from the Rating Agency indicating that such merger, consolidation or conversion will not result in the qualification, reduction or withdrawal of the rating then assigned to the Notes by the Rating Agency. The Servicer shall provide notice of any merger, consolidation or succession pursuant to this Section to the Trustee, the Noteholders, the Note Insurer, the Rating Agency and the Placement Agent.

     SECTION 7.04   Limitation on Liability of Servicer and Others.

     (a) Neither the Servicer nor any of its directors, officers, employees or agents shall be under any liability to the Note Insurer, the Trustee or the Noteholders, except as provided in this Agreement, for any action taken or for refraining from the taking of any action pursuant to this Agreement, or for errors in judgment; provided however, that this provision shall not protect the Servicer or any such person against any liability that would otherwise be imposed by reason of willful misfeasance, bad faith or negligence of the Servicer in connection with the transactions contemplated by this Agreement and any of the other Transaction Documents, or the breach by the Servicer of any of its representations, warranties or covenants hereunder or under any of the other Transaction Documents. The Servicer and any director, officer, employee or agent of the Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising under this Agreement.

     (b) Except as provided in this Agreement, the Servicer shall not be under any obligation to appear in, prosecute, or defend any legal action that shall not be incidental to its duties to service the Receivables in accordance with this Agreement, and that in its opinion may involve it in any expense or liability; provided, however, that the Servicer may undertake any reasonable action that it may deem necessary or desirable in respect of this Agreement and the rights and duties of the parties to this Agreement and the interests of the Noteholders under this Agreement.

     (c) The Servicer and any director, officer, employee or agent of the Servicer may rely in good faith on the advice of counsel or on any document of any kind, prima facie properly executed and submitted by any Person respecting any matters arising under this Agreement.

     SECTION 7.05   Servicer Not to Resign.

     Subject to the provisions of Section 7.03, Creditrust Corporation shall not resign from the obligations and duties hereby imposed on it as Servicer under this Agreement except upon determination that the performance of its duties under this Agreement shall no longer be permissible under applicable law. Notice of any such determination permitting the resignation of Creditrust Corporation shall be communicated to the Trustee, the Note Insurer, the Noteholders and the Rating Agency at the earliest practicable time and any such determination shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee and the Noteholders concurrently with or promptly after such notice. No such resignation shall become effective until the Backup Servicer or a Successor Servicer shall have assumed the responsibilities and obligations of Creditrust Corporation in accordance with Sections 8.02 or 8.03.

     SECTION 7.06   Backup Servicing.

     (a) Norwest Bank Minnesota, National Association is hereby appointed to act as Backup Servicer with respect to this Agreement and the transactions contemplated hereby and by the other Transaction Documents. The Backup Servicer hereby acknowledges that the format of and information contained on the computer diskette or other acceptable data to be supplied by the Servicer pursuant to
Section 7.06(b) below is compatible with and can be read by the computer systems maintained by the Backup Servicer and that all tests necessary to confirm such compatibility and readability have been made.

     (b) The Servicer agrees to provide monthly to the Backup Servicer a computer diskette with all information necessary for the Backup Servicer to perform all of the servicing obligations of the Servicer under this Agreement. The Servicer further agrees to provide all updates with respect to its computer processing necessary for the Backup Servicer to maintain a continuous ability to fulfill the role of Successor Servicer under this Agreement.

     (c) The Backup Servicer shall assume its duties as Successor Servicer in accordance with Sections 8.02 and 8.03 except upon determination that the Backup Servicer is legally unable to perform the duties of the Servicer under this Agreement as provided in Section 8.03.

     (d) On or before 11 a.m., New York, New York time on each Determination Date, the Servicer will deliver to the Backup Servicer a computer diskette (or other electronic transmission) in a format acceptable to the Backup Servicer containing the fields listed in Exhibit E hereto, which fields contain
                                ---------
information with respect to the Receivables as of the close of business on the last day of the related Collection Period. The Backup Servicer shall not be obligated to verify the information contained in such transmission or the Monthly Servicer Report.

         (e) Other than the duties specifically set forth in this Agreement, the Backup Servicer shall have no obligations hereunder, including without limitation to supervise, verify, monitor or administer the performance of the Servicer. The Backup Servicer shall have no liability for any actions taken or omitted by the Servicer. The duties and obligations of the Backup Servicer shall be determined solely by the express provisions of this Agreement and no implied covenants or obligations shall be read into this Agreement against the Backup Servicer. The Backup Servicer shall not be required to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers (other than in the ordinary course of the performance of such duties or the exercise of such rights or powers), if the repayment of such funds or adequate written indemnity against such risk or liability is not reasonably assured to it in writing prior to the expenditure or risk of such funds or incurrence of financial liability.

     (f) Neither the Backup Servicer nor any of its directors, officers, employees or agents shall be under any liability to any of the parties hereto, except as specifically provided in this Agreement, for any action taken or for refraining from the taking of any action pursuant to this Agreement or for errors in judgment; provided however, that this provision shall not protect the Backup Servicer against any misfeasance, bad faith or negligence in the performance of duties or by reason of reckless disregard of obligations and duties under this Agreement. The Backup Servicer and any of its directors, officers, employees or agents may rely in good faith on the advice of counsel or on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising under this Agreement.

     SECTION 7.07   General Covenants of Servicer.

     Creditrust Corporation covenants and agrees that from the Closing Date until it is no longer the Servicer hereunder:

     (a) Board. Servicer will maintain an independent board of directors with a
         -----
majority of "qualified outside directors" (as defined in the NASD Rules for National Market Designations).

     (b) Stockholders' Equity. Servicer shall not permit its stockholders'
         --------------------
equity as required to be shown on its financial statements in accordance with GAAP to be less than the sum of (i) $20,000,000 plus (ii) 75% of the cumulative after-tax consolidated net income of the Servicer for the period commencing on October 1, 1998 and ending at the end of the Servicer's then most recent fiscal quarter (treated for this purpose as a single accounting period). For purposes of this section, if net earnings of the Servicer for any period shall be less than zero, the amount calculated pursuant to clause (ii) above for such period shall be zero.

     (c) Related Person Transaction. Without the prior written consent of the
         --------------------------
Controlling Party, Servicer shall not enter into any Related Person Transaction other than on terms that are no less favorable to Servicer than those that would have been obtained in a comparable transaction by Servicer with a non-Related Person. The term "Related Person" means, as to Servicer, any stockholder, director, officer or employee thereof or any relative thereof. The term "Related Person Transaction" means, (i) any sale, lease, transfer or other disposition of Servicer's property to any Related Person, or (ii) the purchase, lease or other acquisition by Servicer of any property from any Related Person, or (iii) the making of any contract, agreement, understanding, loan, advance, guarantee, or other credit support with or for the benefit of any Related Person.

     (d) Sale of Assets. Without the prior written consent of the Controlling
         --------------
Party, Servicer shall not convey, sell, lease, license, transfer or otherwise dispose of, in one transaction or in a series of transactions, all or substantially all of its assets, other than with respect to securitization transactions of its receivables.

     (e) Bankruptcy. Servicer shall not take any action in any capacity to file
         ----------
any bankruptcy, reorganization or Insolvency Proceedings against Issuer, or cause Issuer to commence any reorganization, bankruptcy proceedings or Insolvency Proceedings under any applicable state or federal law, including without limitation any readjustment of debt, or marshaling of assets or liabilities or similar proceedings.

     (f) Legal Existence. Servicer shall do or cause to be done all things
         ---------------
necessary on its part to preserve and keep in full force and effect its existence as a corporation in the jurisdiction of its incorporation, and to maintain each of its licenses, approvals, registrations or qualifications in all jurisdictions in which its ownership or lease of property or the conduct of its business requires such licenses, approvals, registrations or qualifications; except for failures to maintain any such licenses, approvals, registrations or qualifications which, individually or in the aggregate, would not have a material adverse effect on the ability of Servicer to perform its obligations hereunder or under any of the other Transaction Documents.

     (g) Compliance With Laws. Servicer shall comply in all material respects,
         --------------------
with all laws, rules and regulations and orders of any governmental authority applicable to its operation, the noncompliance with which would have a material adverse effect on the business, financial condition or results of operations of the Servicer or on the ability of the Servicer to perform its obligations hereunder or under any of the other Transaction Documents.

     (h) Taxes. Servicer shall pay and discharge all taxes, assessments and
         -----
governmental charges or levies imposed upon Servicer or upon its income and profits, or upon any of its property or any part thereof, before the same shall become in default, provided that Servicer shall not be required to pay and discharge any such tax, assessment, charge or levy so long as the validity or amount thereof shall be contested in good faith by appropriate proceedings and Servicer shall have set aside on its books adequate reserves with respect to any such tax, assessment, charge or levy so contested, or so long as the failure to pay any such tax, assessment, charge or levy would not have a material adverse effect on the ability of the Servicer to perform its obligations hereunder.

     (i) Financial Statements. Servicer shall maintain its financial books and
         --------------------
records in accordance with GAAP. Servicer shall furnish to the Note Insurer, the Noteholders and the Backup Servicer:

         (i)    Quarterly Statements. As soon as available and in any
                --------------------
event within 45 days after the end of each of the calendar quarters of each fiscal year of the Servicer, the consolidated balance sheet of the Servicer and the related statements of income, shareholders' equity and cash flows, each for the period commencing at the end of the preceding fiscal year and ending with the end of such fiscal quarter, prepared in accordance with GAAP consistently applied; and

         (ii)   Annual Statements. As soon as available and in any event
                -----------------
within 90 days after the end of each fiscal year of the Servicer, the balance sheets of the Servicer and the related statements of income, shareholder's equity and cash flows for the fiscal year then ended, each prepared in accordance with GAAP consistently applied and reported on by a firm of nationally recognized independent public accountants.

     (j) Compliance with all Transaction Documents. The Servicer hereby
         -----------------------------------------
covenants and agrees to comply in all material respects with the terms of, employ the procedures outlined in and enforce the obligations of the parties to all of the Transaction Documents to which the Servicer is a party, and take all such action to such end as may be from time to time reasonably requested by the Trustee, maintain all such Transaction Documents in full force and effect and make to the parties thereto such reasonable demands and requests for information and reports or for action as the Servicer is entitled to make thereunder and as may be from time to time reasonably requested by the Trustee.

     (k) No Change in Principal Executive Office or Location of Records. The
         --------------------------------------------------------------
Servicer covenants that it shall maintain its principal place of business and principal executive office, and the office where it maintains all of its records, at 7000 Security Blvd., Baltimore, MD 21244; provided that, at any time after the Closing Date, upon 30 days' prior written notice to each of the Issuer, the Note Insurer and the Trustee, the Servicer may relocate its principal place of business and principal executive office, and/or the office where it maintains all of its records, to another location within the United States to the extent that the Servicer shall have taken all actions necessary or reasonably requested by the Issuer, the Trustee or the Controlling Party to amend its existing financing statements and continuation statements, and file additional financing statements and to take any other steps reasonably requested by the Issuer, the Trustee or the Note Insurer to further perfect or evidence the rights, claims or security interests of any of the Issuer, the Trustee or the Note Insurer under any of the Transaction Documents. As of the Closing Date, each Receivable File shall be kept by the Servicer at its offices at 7000 Security Blvd., Baltimore, MD 21244.

     (l) Maintenance of Insurance. The Servicer hereby covenants and agrees to
         ------------------------
maintain one or more policies of "all-risk" property and general liability insurance with financially sound and reputable insurers, providing coverage in scope and amount which is at least consistent with the scope and amount of such insurance coverage obtained by prudent and similarly situated Persons in the same jurisdiction and the same business as Servicer.

     (m) Separate Identity. The Servicer hereby covenants and agrees to take all
         -----------------
actions required to maintain the Issuer's status as a separate legal entity. Without limiting the foregoing, the Servicer shall:

         (i) cause Issuer to conduct all of its business, and make all communications to third parties (including all invoices (if any), letters, checks and other instruments) solely in its own name (and not as a division of any other Person), and require that its employees, if any, when conducting its business identify themselves as such;

         (ii) cause Issuer to compensate all employees, consultants and agents directly or indirectly through reimbursement of the Servicer, from the Issuer's bank accounts, for services provided to the Issuer by such employees, consultants and agents and, to the extent any employee, consultant or agent of the Issuer is also an employee, consultant or agent of the Servicer, allocate the compensation of such employee, consultant or agent between the Issuer and the Servicer on a basis which reflects the respective services rendered to the Issuer and the Servicer;

         (iii) cause Issuer to (A) pay its own incidental administrative costs and expenses from its own funds, and (B) allocate all other shared overhead expenses (including, without limitation, telephone and other utility charges, the services of shared employees, consultants and agents, and reasonable legal and auditing expenses) which are not reflected in the Servicing Fee, and other items of cost and expense shared between the Issuer and the Servicer, on the basis of actual use to the extent practicable, and to the extent such allocation is not practicable, on a basis reasonably related to actual use or the value of services rendered;

         (iv) cause Issuer to at all times have at least one Independent Member, with at least one independent director, and have at least one officer responsible for managing its day-to-day business and manage such business by or under the direction of its board of managers;

         (v) cause Issuer to maintain its books and records separate from those of any Affiliate;

         (vi) cause Issuer to prepare its financial statements separately from those of its Affiliates and ensure that any consolidated financial statement have notes to the effect that the Issuer is a separate entity whose creditors have a claim on its assets prior to those assets becoming available to its equity holders and therefore to any creditors, as the case may be;

         (vii) cause Issuer to not commingle its funds or other assets with those of any of its Affiliates (other than in respect of items of payment or funds which may be commingled until deposit into the Collection Account in accordance with this Agreement), and not to hold its assets in any manner that would create an appearance that such assets belong to any such

Affiliate, not maintain bank accounts or other depository accounts to which any such Affiliate is an account party, into which any such Affiliate makes deposits or from which any such Affiliate has the power to make withdrawals, and not act as an agent or representative of any of its Affiliates in any capacity;

         (viii) not permit any of its Affiliates to pay the Issuer's operating expenses;

         (ix) not permit Issuer to guarantee any obligation of any of its Affiliates nor have any of its obligations guaranteed by any such Affiliate (either directly or by seeking credit based on the assets of such Affiliate), or otherwise hold itself out as responsible for the debts of any Affiliate;

         (x) cause Issuer to maintain at all times stationery separate from that of any Affiliate and have all its officers and employees conduct all of its business solely in its own name;

         (xi) cause Issuer to hold regular meetings of its board of managers in accordance with the provisions of its LLC Agreement and otherwise take such actions as are necessary on its part to ensure that all company procedures required by its LLC Agreement and By-laws are duly and validly taken;

         (xii) cause Issuer to respond to any inquires made directly to it with respect to ownership of a Receivable by stating that it is the owner of such contributed Receivable, and, if requested to do so, that the Trustee has been granted a security interest in such Receivable; and

         (xiii) cause Issuer to take such other actions as are necessary on its part to ensure that the facts and assumptions set forth in the non-consolidation opinion delivered by Issuer's counsel remain true and correct at all times.

     (n) Benefit Plan. The Servicer hereby covenants and agrees to comply in all
         ------------
material respects with the provisions of ERISA, the Code, and all other applicable laws, and the regulations and interpretations thereunder to the extent applicable, with respect to each Benefit Plan. Servicer covenants that it will not, and it will cause any ERISA Affiliate to not:

         (i) engage in any non-exempt prohibited transaction (within the meaning of Code Section 4975 or ERISA Section 406) with respect to any Benefit Plan which would result in a material liability to the Servicer;

         (ii) permit to exist any accumulated funding deficiency, as defined in Section 302(a) of ERISA and Section 412(a) of the Code, with respect to any Benefit Plan of the Servicer or any ERISA affiliate which is subject to Section 302(q) of ERISA or 412 of the Code;

         (iii) terminate any Benefit Plan of the Servicer or any ERISA Affiliate so as to result in any material liability to the Servicer or an ERISA Affiliate; or

         (iv)   create any defined benefit plan (as defined in ERISA).


In the case of each of subsections 7.07(c) and (d) above, the consent of the Controlling Party referred to therein shall not be unreasonably delayed or unreasonably withheld.

                                  ARTICLE VIII
                       SERVICER DEFAULT; EVENTS OF DEFAULT
                       SERVICER EVALUATION EVENT; REMEDIES

     SECTION 8.01    Servicer Default.

     For purposes of this Agreement, each of the following shall constitute a "Servicer Default":

     (a) Any failure by the Servicer to deliver to the Trustee or the Note Insurer the Monthly Servicer Report for the related Collection Period, or any failure by the Servicer to make any payment, transfer or deposit, or deliver to the Trustee any proceeds or payment required to be so delivered under the terms of the Notes, this Agreement or any of the other Transaction Documents to which it is a party, or to make any payment of the Note Insurer Obligations on the day when due, in each case that continues unremedied for a period of one Business Day after the earlier to occur of (x) discovery by a Responsible Officer of the Servicer, or (y) the date on which written notice has been given to the Servicer by the Trustee or the Controlling Party or to the Trustee, the Note Insurer and the Servicer by Noteholders evidencing not less than 25% of the Voting Interests;

     (b) Any failure on the part of the Servicer duly to observe or perform any other covenants or agreements of the Servicer set forth in the Notes, this Agreement, the Insurance Agreement or any of the other Transaction Documents to which the Servicer is a party, which failure (i) would have a material adverse effect on the rights or interests of the Note Insurer, the Noteholders, the Trustee or the Trust Estate and (ii) continues unremedied for a period of 30 days after the earlier to occur of (x) discovery by a Responsible Officer of the Servicer or (y) the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Controlling Party or the Trustee, or to the Trustee, the Note Insurer and the Servicer by Noteholders evidencing not less than 25% of the Voting Interests; or the Servicer delegates its duties under the Notes, this Agreement, the Insurance Agreement or any of the other Transaction Documents to which it is a party, except as specifically permitted pursuant to Section 8.07, and such delegation continues unremedied for a period of 15 days after written notice, requiring such delegation to be remedied, shall have been given to the Servicer by the Trustee or the Controlling Party, or to the Trustee, the Note Insurer and the Servicer by Noteholders evidencing not less than 25% of the Voting Interests;

     (c) The entry of a decree or order by a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a trustee in bankruptcy, conservator, receiver or liquidator for the Servicer in any bankruptcy, insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings, or for the winding up or liquidation of their respective affairs, and the continuance of any such decree or order unstayed and in effect for a period of 30 consecutive days;

     (d) The consent by the Servicer to the appointment of a trustee in bankruptcy, conservator or receiver or liquidator in any bankruptcy, insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to the Servicer or substantially all of its property, or the Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations;

     (e) Any representation, warranty or certification made by Creditrust Corporation in this Agreement, the Insurance Agreement or in any other Transaction Document to which it is a party, or in any certificate delivered pursuant to this Agreement, the Insurance Agreement or in any other Transaction Document to which it is a party, proves to have been incorrect when made, which
(i) would have a material adverse effect on the rights of the Noteholders, the
Note Insurer or the Trust Estate, respectively (without regard to any amount deposited in the Reserve Account), and (ii) if capable of remedy, continues unremedied for a period of 30 days after the earlier to occur of (x) discovery by a Responsible Officer of the Servicer or (y) the date on which written notice thereof, requiring the same to be remedied, shall have been given to the Servicer by the Controlling Party or the Trustee or to the Trustee, the Note Insurer and the Servicer by Noteholders evidencing not less than 25% of the Voting Interests;

     (f) The failure by the Servicer to make any required payment in excess of $100,000 on any obligation of Servicer, other than Servicer's obligations to make payment on account of trade accounts payable which are in dispute in the normal course of business, within 2 Business Days after Servicer has received written notice from any such creditor of Servicer's failure to make such payment;

     (g) Commencing June 30, 1999, and on the last day of each June and December thereafter, the cumulative amount of Net Proceeds in respect of all Receivables from the Closing Date to such date is less than the amounts specified in Schedule B;

     (h) Beginning on April 1, 1999, and on the first date of each month thereafter, for the preceding three calendar months (including any portion of December 1998 following the Closing Date), the average initial payment plan for the Receivables is less than 50% of the average Charged-Off Balance related to such Receivables;

     (i) Servicer suffers the loss, suspension or other material impairment of any required license or permit in any state or commonwealth of the United States (or the District of Columbia) where Obligors are located which, in the aggregate for such state or commonwealth (or the District of Columbia), accounts for more than $50,000,000 in the initial Charged-Off Balances of Receivables, unless such loss, suspension or impairment is cured within 60 days after any Responsible Officer of the Servicer has knowledge of such loss, suspension or material impairment;

     (j) Either Joseph K. Rensin or Richard J. Palmer terminates or shall have terminated his respective employment with the Servicer, or become disabled for a period of three consecutive months or more, or die and a replacement reasonably satisfactory to the Controlling Party has not been appointed within 90 days after such death, termination or disability;

     (k) Joseph K. Rensin shall (i) cease to be Chief Executive Officer or Chairman of the Board of Servicer, unless a replacement reasonably satisfactory to the Controlling Party is appointed within 90 days thereafter, or (ii) engage in material business activities other than the management of Servicer;

     (l) There occurs any reduction of Joseph K. Rensin's personal investment in Servicer below an amount equal to 51% of the outstanding common stock of Servicer, or such lesser amount as may be acceptable to the Controlling Party;

     (m) Servicer sells, transfers, pledges or otherwise disposes of any of its membership interest in Issuer, whether voluntarily or by operation of law, foreclosure or other enforcement by a Person of its remedies against the Servicer, except pursuant to a merger, consolidation or a sale of all or substantially all the assets of Servicer in a transaction not prohibited by this Agreement; provided, however, that the Servicer may pledge its membership
           --------  -------
interest in the Issuer to a secured lender (x) in connection with a pledge of all or substantially all of the assets of the Servicer to secure indebtedness owed to such lender for borrowed money, or (y) with the prior written consent of the Controlling Party;

     (n) The existence of an Event of Default (or similar event which permits the acceleration of the obligations) and the expiration of any applicable cure period in (i) any securitization transactions to which Creditrust Corporation or any of its Affiliates is a party, or (ii) any obligation of Creditrust Corporation or any of its Affiliates for the repayment of borrowed money with a principal balance then exceeding $100,000; or

     (o) The existence in any audit of the Servicer of a material exception, as determined by the Note Insurer in the reasonable exercise of its judgment.

     Notwithstanding the foregoing, the cure periods referred to in each of clauses (a), (f), (i) and (j) above may be extended for an additional period of five Business Days each, or such longer period not to exceed 30 Business Days as may be acceptable to the Controlling Party, if such delay or failure was caused by an act of God or other similar occurrence. Upon the occurrence of any such event the Servicer shall not be relieved from using its best efforts to perform its obligations in a timely manner in accordance with the terms of this Agreement and the Servicer shall provide the Trustee, the Note Insurer, the Rating Agency, the Placement Agent and the Noteholders prompt notice of such failure or delay by it, together with a description of its effort to so perform its obligations. The Servicer shall notify the Trustee and the Note Insurer in writing of any Servicer Default that it discovers within one Business Day of such discovery. The Trustee shall have no duty or obligation to determine whether or not a Servicer Default has occurred.

     SECTION 8.02    Consequences of a Servicer Default.

     (a) If a Servicer Default shall occur and be continuing, so long as such Servicer Default has not been cured or waived pursuant to Section 8.05, the Trustee shall, upon the direction of the Controlling Party, and may (with the written consent of the Controlling Party), at its discretion, by notice then given in writing to the Servicer and the Note Insurer terminate all (but not less than all) of the rights and obligations of the Servicer, as Servicer under this Agreement and the other Transaction Documents, and in and to the Receivables and proceeds thereof. On or after the receipt by the Servicer of such written notice, all authority and power of the Servicer under this Agreement, whether with respect to the Notes, the Receivables, the Transaction Documents or otherwise, shall, without further action, pass to and be vested in the Backup Servicer pursuant to and under this Section or such Successor Servicer as may be appointed under Section 8.03; and, without limitation, the Backup Servicer or such Successor Servicer shall be hereby authorized and empowered to execute and deliver, on behalf of the predecessor Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of the Receivables and related documents, or otherwise. The predecessor Servicer shall cooperate with the Backup Servicer or the Successor Servicer, as applicable, in effecting the termination of the responsibilities and rights of the predecessor Servicer under this Agreement, including, without limitation, the transfer to the Backup Servicer or the Successor Servicer, as applicable, for administration by it of all cash amounts that shall at the time be held by the predecessor Servicer for deposit with respect to the Receivables, or have been deposited by the predecessor Servicer in the Accounts with respect to the Receivables or thereafter received by the predecessor Servicer with respect to the Receivables. All reasonable costs and expenses (including attorneys' fees) incurred in connection with transferring the Receivable Files to the Backup Servicer or the Successor Servicer, as applicable, and amending this Agreement to reflect such succession as Servicer pursuant to this Section shall be paid first, pursuant to Section 4.04(b)(ii), and second, by the predecessor Servicer upon presentation of reasonable documentation of such costs and expenses; provided, however, that the amount of such costs and expenses shall not exceed $75,000 (the amount of such costs and expenses are referred to herein as the "Transition Fees").

     (b) In addition to the remedial provisions set forth in clause (a) above, and not by way of limitation of any remedies to which any of the Trustee, the
Note Insurer or the Noteholders are entitled upon the occurrence of a Servicer Default, the Issuer and the Servicer acknowledge and agree that, so long as a Servicer Default shall occur and be continuing, and such Servicer Default has not been cured or waived pursuant to Section 8.05, the Trustee shall, upon the direction of the Controlling Party and may (with the written consent of the Controlling Party), at its discretion, by notice then given in writing to the Servicer and the Note Insurer, direct the Servicer (or Backup Servicer or Successor Servicer as the case may be) to (x) deposit all checks and other items of collections received in respect of Receivables directly into an Account immediately upon receipt, and/or (y) instruct each Obligor to remit all collections in respect of receivables directly to an Account designated for such purpose.

     SECTION 8.03   Backup Servicer to Act; Appointment of Successor Servicer.

     On and after the time the Servicer receives a notice of termination pursuant to Section 8.02 or tenders its resignation pursuant to Section 7.05, the Backup Servicer shall, by an instrument in writing, assume the rights and responsibilities of the Servicer in its capacity as Servicer under this Agreement and the Insurance Agreement and the transactions set forth or provided for in this Agreement and the Insurance Agreement, and shall be subject to all the responsibilities, restrictions, duties and liabilities relating thereto placed on the Servicer by the terms and provisions of this Agreement and the Insurance Agreement; provided, however, that the Backup Servicer shall not be liable for any acts, omissions or obligations of the Servicer prior to such succession or for any breach by the Servicer of any of its representations and warranties contained in this Agreement, in the Insurance Agreement or in any related Transaction Document. As compensation therefor, the Backup Servicer shall be entitled to such compensation (whether payable out of the Collection Account or otherwise) as the Servicer would have been entitled to under this Agreement, plus any additional amounts determined in the manner set forth below, if no such notice of termination or resignation had been given. Notwithstanding anything herein to the contrary, Norwest Bank Minnesota, National Association shall not resign from the obligations and duties imposed on it as Backup Servicer under this Agreement except upon determination that the performance of its duties under this Agreement shall no longer be permissible under applicable law. Notice of any such determination permitting the resignation of Norwest Bank Minnesota, National Association shall be communicated to the Trustee, the Noteholders, the Note Insurer, and the Rating Agency at the earliest practicable time and any such determination shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee and the Noteholders concurrently with or promptly after such notice. In the event the Backup Servicer is unable or unwilling so to act, it shall appoint or petition a court of competent jurisdiction to appoint any established institution having a net worth of not less than $50,000,000 and whose regular business includes the servicing of consumer receivables as a successor servicer (a "Successor Servicer"). In connection with such appointment and assumption, or the assumption by the Backup Servicer of the status of Successor Servicer, the Backup Servicer may make such arrangements for the compensation of such Successor Servicer (including itself) out of payments on or in respect of the Receivables as provided in the next sentence. Any Successor Servicer appointed pursuant to this Section 8.03 must have, and must certify that it has, the experience and ability to service the Receivables in accordance with the obligations of the Servicer hereunder, and the ability to make the same relevant representations regarding the servicing of the Receivables as the Servicer makes hereunder, including being Year 2000 Compliant. The Successor Servicer shall be entitled to compensation equal to the greater of (A) the Servicing Fee and (B) the current "market rate" paid for servicing receivables similar to the Receivables which rate shall be determined by averaging bids obtained from not less than three entities experienced in the servicing of receivables similar to the Receivables and that are not Affiliates of the Trustee, the Backup Servicer, the Servicer or the Issuer and are reasonably acceptable to the Note Insurer; provided however, that no such compensation shall be in excess of an amount acceptable to the Controlling Party and the Rating Agency and provided that if the Successor Servicer is an Affiliate of the Trustee, such fees will not exceed the greater of the Servicing Fee or the lowest of the three bids obtained as provided in this sentence. The Backup Servicer and such Successor Servicer shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. The Backup Servicer shall not be relieved of its duties as Successor Servicer under this Section until the newly appointed Successor Servicer shall have assumed the responsibilities and obligations of the Servicer under this Agreement.

     SECTION 8.04 Notification to Note Insurer, Noteholders, Rating Agency and Placement Agent.

     Upon a Responsible Officer of the Trustee obtaining actual knowledge of (i) the occurrence of a Servicer Default and the expiration of any cure period applicable thereto or (ii) any termination of, or appointment of a successor to, the Servicer pursuant to this Agreement, the Trustee shall give prompt written notice thereof to Noteholders at their respective addresses appearing in the Note Register and to the Rating Agency, the Note Insurer and the Placement Agent.

     SECTION 8.05   Waiver of Past Servicer Defaults.

     The Trustee shall at the direction of the Controlling Party waive any Servicer Default or other default by the Servicer in the performance of its obligations hereunder and its consequences, except a default in making any required deposits to or payments from the Accounts in accordance with this Agreement or in respect of a covenant or provision of this Agreement that under
Section 11.01 cannot be modified or amended without the consent of each Noteholder. Upon any such waiver of a past default, such default shall cease to exist, and any Servicer Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived.

     SECTION 8.06   [Deleted]

     SECTION 8.07   Subservicers.

     (a) The Backup Servicer may, at its own expense, enter into subservicing agreements with subservicers (the "Subservicers") for the servicing and administration of all or any part of the Receivables. References in this Agreement to actions taken or to be taken by the Backup Servicer in servicing and managing the Receivables include actions taken by a Subservicer on behalf of the Backup Servicer. Each Subservicer shall be authorized to transact business in the state or states in which the related Receivables it is to service or manage are situated, if and to the extent required by applicable law to enable the Subservicer to perform its obligations hereunder and under the applicable subservicing agreement. Each subservicing agreement shall be upon such terms and conditions as are not inconsistent with this Agreement and as to which the Backup Servicer and the Subservicer have agreed. For purposes of this Agreement, the Backup Servicer shall be deemed to have received any payment when the Subservicer receives such payment. The Backup Servicer shall notify the Trustee, the Issuer, the Note Insurer and the Rating Agency in writing promptly upon the appointment of any Subservicer.

     (b) As part of its servicing activities hereunder, the Backup Servicer, for the benefit of the Trustee, the Note Insurer and the Noteholders, shall enforce the obligations of each Subservicer under the related subservicing agreement. Such enforcement, including, without limitation, the legal prosecution of claims, termination of subservicing agreements and pursuit of other appropriate remedies, shall be in accordance with the servicing standards set forth herein. The Backup Servicer shall pay the costs of such enforcement at its own expense and shall be reimbursed therefor only from (i) a general recovery resulting from such enforcement only to the extent, if any, that such recovery exceeds all amounts due in respect of the related Receivables, or (ii) a specific recovery of costs, expenses or attorneys fees against the party against whom such enforcement is directed.

     (c) Notwithstanding any subservicing agreement any of the provisions of this Agreement relating to agreements or arrangements between the Backup Servicer and a Subservicer, or reference to actions taken through a Subservicer or otherwise, the Back-up Servicer shall remain obligated and liable to the Trustee, the Note Insurer and the Noteholders for the servicing, managing, collecting and administering of the Receivables and the other assets included in the Trust Estate in accordance with the provisions of Section 2.1 without diminution of such obligation or liability by virtue of such subservicing agreement or arrangements or by virtue of indemnification from a Subservicer and to the same extent and under the same terms and conditions as if the Backup Servicer alone were servicing, managing, collecting and administering the Receivables and the other assets included in the Trust Estate.

     SECTION 8.08   Events of Default.

     "Event of Default" wherever used herein, means, with respect to Notes issued hereunder, any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

     (a) default in the payment of any interest, premiums or any other amounts due and owing on any Note or in respect of the Note Insurer Obligations (which default continues for a period of two Business Days) or failure to pay the Notes or the Note Insurer Obligations in full on or before the Final Payment Date;

     (b)  the Note Insurer is required to make a payment under the Policy;

     (c) if the Issuer shall breach or default in the due observance of the covenants of the Issuer set forth in Section 6.07;

     (d) if the Issuer shall breach, or default in the due observance or performance of, any other of its covenants in this Agreement, which breach or default would have a material adverse effect on the rights or interests of the
Note Insurer or the Noteholders, and such default shall continue for a period of 30 days after the earlier to occur of (x) discovery by a Responsible Officer of the Servicer or (y) the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Note Insurer or the Trustee, or to the Trustee, the Note Insurer and the Servicer by Noteholders evidencing not less than 25% of the Voting Interests;

     (e) if any representation or warranty of the Issuer made in this Agreement or any certificate or other writing delivered pursuant hereto or in connection herewith shall prove to have been breached in any material respect as of the time when the same shall have been made or deemed made, which breach would have a material adverse effect on the rights or interests of the Note Insurer or the Noteholders, and such breach shall continue for a period of 30 days after the earlier to occur of (x) discovery by a Responsible Officer of the Servicer or
(y) the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Note Insurer or the Trustee, or to the Trustee, the Note Insurer and the Servicer by Noteholders evidencing not less than 25% of the Voting Interests;

     (f) the entry of a decree or order for relief by a court having jurisdiction in respect of the Issuer in an involuntary case under the federal bankruptcy laws, as now or hereafter in effect, or any other present or future federal or state bankruptcy, insolvency or similar law, or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Issuer or of any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Issuer and the continuance of any such decree or order unstayed and in effect for a period of 30 consecutive days;

     (g) the commencement by the Issuer of a voluntary case under the federal bankruptcy laws, as now or hereafter in effect, or any other present or future federal or state bankruptcy, insolvency or similar law, or the consent by the Issuer to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Issuer or of any substantial part of its property or the making by the Issuer of an assignment for the benefit of creditors or the failure by the Issuer generally to pay its debts as such debts become due or the taking of corporate action by the Issuer in furtherance of any of the foregoing;

     (h)  the occurrence and continuation of a Servicer Default;

     (i) the IRS or the PBGC shall have filed notice of one or more Adverse Claims against the Servicer, the Issuer or any of their ERISA Affiliates under ERISA or the Code, which constitutes a Lien on the Receivables, and such notice shall have remained in effect for more than thirty (30) Business Days unless, prior to the expiration of such period, such Adverse Claims shall have been adequately bonded by such Servicer, Issuer, or the ERISA Affiliate (as the case may be) in a transaction with respect to which the Controlling Party has given its prior written approval; or

     (j) the Issuer or the Trust Estate shall have become subject to registration as an "investment company" within the meaning of the Investment Company Act as determined by a court of competent jurisdiction in a final and non-appealable order.

     SECTION 8.09    Acceleration of Maturity; Rescission and Annulment.

     If an Event of Default occurs and is continuing, then and in every such case, so long as such Event of Default has not been cured or waived pursuant hereto, the Trustee shall, upon the direction of the Controlling Party, and may with the written consent of the Controlling Party, at its discretion, by notice then given in writing to the Issuer, the Servicer and the Note Insurer, declare all of the Notes to be immediately due and payable and upon any such declaration such Notes, in an amount equal to the Note Balance of such Notes, together with accrued and unpaid interest thereon to the date of such acceleration, any other amount payable to the Noteholders hereunder or under the Purchase Agreement, any amount payable to the Note Insurer with respect to the Note Insurer Obligations and together with all unpaid Trustee Fees, Backup Servicing Fees, Transition Fees, Additional Servicing Fees and Servicing Fees, shall become immediately due and payable; provided that if an Insurer Default has occurred, upon the occurrence of an Event of Default described in Section 8.08(f) or Section 8.08(g), such acceleration shall be deemed to occur automatically without any action by the Controlling Party.

     At any time after such a declaration of acceleration of maturity of the Notes has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the
Note Insurer by written notice to the Issuer and the Trustee, may rescind and annul such declaration and its consequences if:

     (a) the Issuer has paid or deposited with the Trustee a sum sufficient to pay:

          (i) all payments of principal of, and interest on, all Notes and all other amounts which would then be due hereunder or upon such Notes if the Event of Default giving rise to such acceleration had not occurred; and

          (ii) all sums paid by the Trustee hereunder and the reasonable compensation, expenses and disbursements of the Trustee, its agents and counsel; and

     (b) all Events of Default, other than the nonpayment of the principal of Notes which have become due solely by such acceleration, have been cured or waived as provided in Section 8.21.

     No such rescission shall affect any subsequent default or impair any right consequent thereon.

     SECTION 8.10    Collection of Indebtedness and Suits for Enforcement by
                     Trustee.

     Subject to the following sentence, if an Event of Default occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Note Insurer and the Noteholders by any proceedings the Trustee deems appropriate to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Agreement or in aid of the exercise of any power granted herein, or enforce any other proper remedy. Any proceedings brought by the Trustee on behalf of the Note Insurer or the Noteholders or by the Note Insurer or any Noteholder against the Issuer shall be limited to the preservation, enforcement and foreclosure of the liens, assignments, rights and security interests under this Agreement and the other Transaction Documents and no attachment, execution or other suit or process shall be sought, issued or levied upon any assets, properties or funds of the Issuer, other than the Trust Estate relative to the Notes in respect of which such Event of Default has occurred. If there is a foreclosure of any such liens, assignments, rights and security interests under this Agreement, by private power of sale or otherwise, no judgment for any deficiency upon the indebtedness represented by the Notes may be sought or obtained by the Trustee or any Noteholder against the Issuer. The Trustee shall be entitled to recover the costs and expenses expended by it pursuant to this Section 8.10 including reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

     SECTION 8.11    Remedies.

     If an Event of Default shall have occurred and be continuing and the Notes have been declared due and payable and such declaration and its consequences have not been rescinded and annulled, the Trustee (subject to Section 8.24, to the extent applicable) shall, at the direction of the Controlling Party, and may (with the written consent of the Controlling Party) at its discretion, do one or more of the following:

     (a) institute proceedings for the collection of all amounts then payable on the Notes, under this Agreement or under any of the other Transaction Documents, whether by declaration or otherwise, enforce any judgment obtained, and collect from the Issuer monies adjudged due, subject in all cases to the provisions of Section 8.10;

     (b) in accordance with Section 8.24, sell the Trust Estate or any portion thereof or rights or interest therein, at one or more public or private Sales called and conducted in any manner permitted by law;

     (c) institute proceedings from time to time for the complete or partial foreclosure of this Agreement with respect to the Trust Estate;

     (d) exercise any remedies of a secured party under the UCC and take any other appropriate action to protect and enforce the rights and remedies of the Trustee, the Note Insurer or the Noteholders hereunder; and

     (e) refrain from selling the Trust Estate and apply all Available Funds pursuant to Section 8.14.

     SECTION 8.12    Trustee May File Proofs of Claim.

     In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, composition or other judicial proceeding relative to the Issuer or any other obligor upon any of the Notes or the property of the Issuer or of such other obligor or their creditors, the Trustee (irrespective of whether the Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Issuer for the payment of any overdue principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise to:

     (a) file and prove a claim for the whole amount of principal and interest owing and unpaid in respect of the Notes and the Note Insurer Obligations and file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Noteholders allowed in such Proceeding, and

     (b) collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any receiver, assignee, trustee, liquidator, or sequestrator (or other similar official) in any such proceeding is hereby authorized by each Noteholder and the Note Insurer to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Noteholders, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 9.07.

     Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Noteholder or the
Note Insurer any plan of reorganization, arrangement, adjustment or composition affecting any of the Notes or the rights of any Noteholder or the Note Insurer, or to authorize the Trustee to vote in respect of the claim of any Noteholder or the Note Insurer in any such Proceeding.

     SECTION 8.13    Trustee May Enforce Claims without Possession of Notes.

     All rights of action and claims under this Agreement or any of the Notes or any of the other Transaction Documents may be prosecuted and enforced by the Trustee without the possession of any of the Notes or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall be for the ratable benefit of the Noteholders in respect of which such judgment has been recovered and shall be paid as provided in Section 8.14.

     SECTION 8.14    Application of Money Collected.

     If the Notes have been declared due and payable following an Event of Default and such declaration and its consequences have not been rescinded and annulled, any money collected by the Trustee with respect to such Notes pursuant to this Article or otherwise and any other monies that may then be held or thereafter received by the Trustee as security for such Notes shall be treated like Available Funds and applied as provided in Section 4.04(b).

     SECTION 8.15    Limitation on Suits.

     No Noteholder shall have any right to institute any proceedings, judicial or otherwise, with respect to this Agreement, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

     (a) such Noteholder has previously given written notice to the Trustee of a continuing Event of Default;

     (b) the Noteholders representing not less than 25% of the Voting Interests shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

     (c) such Noteholders have offered to the Trustee indemnity in full against the costs, expenses and liabilities to be incurred in compliance with such request;

     (d) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding;

     (e) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Controlling Party; and

     (f) for so long as no Insurer Default is then in effect, the Note Insurer shall have given its written consent to the Trustee to the pursuit by the Trustee of such remedies;

it being understood and intended that no one or more Noteholders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Agreement to affect, disturb or prejudice the rights of any other Noteholders or to obtain or to seek to obtain priority or preference over any other Noteholders or to enforce any right under this Agreement, except in the manner herein provided and for the equal and ratable benefit of all the Noteholders.

     In the event the Trustee shall receive conflicting or inconsistent requests and indemnity from two or more groups of Noteholders, each representing less than 50% of the Voting Interests, and the Trustee shall not have received any conflicting or inconsistent requests and indemnity from the Note Insurer at such time, the Trustee in its sole discretion may determine what action, if any, shall be taken notwithstanding any other provision herein to the contrary.

     SECTION 8.16 Unconditional Rights of Noteholders to Receive Principal and Interest.

     Subject to the provisions in this Agreement (including Section 8.10) limiting the right to recover amounts due on a Note to recovery from amounts in the Trust Estate, the Noteholder shall have the right to the extent permitted by applicable law, which right is absolute and unconditional, to receive payment of principal of and interest on such Note on the Final Payment Date and to institute suit for the enforcement of any such payment and such right shall not be impaired without the consent of such Noteholder.

     SECTION 8.17    Restoration of Rights and Remedies.

     If the Trustee, the Note Insurer or any Noteholder has instituted any proceeding to enforce any right or remedy under this Agreement and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Noteholder, then and in every such case the Issuer, the Trustee, the Note Insurer and the Noteholders shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Trustee and the Noteholders shall continue as though no such proceeding had been instituted.

     SECTION 8.18    Rights and Remedies Cumulative.

     No right or remedy herein conferred upon or reserved to the Trustee, to the
Note Insurer or to the Noteholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

     SECTION 8.19    Delay or Omission Not Waiver.

     No delay or omission of the Trustee, of the Note Insurer or of any Noteholder to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee, to the Note Insurer or to the Noteholders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee, the Note Insurer or by the Noteholders, as the case may be.

     SECTION 8.20    Control by Controlling Party.

     The Controlling Party shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee; provided that:

     (a) such direction shall not be in conflict with any rule of law , with this Agreement or any inconsistent direction of the Note Insurer hereunder (unless at such time there shall be an Insurer Default in effect);

     (b) any direction by Noteholders (if the Note Insurer is not the Controlling Party) to the Trustee to undertake a Sale of the Trust Estate shall be by the Noteholders representing the percentage of the outstanding Note Balance of the Outstanding Notes specified in Section 8.24(b)(i), unless Section 8.24(b)(ii) is applicable; and

     (c) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction; provided, however, that, subject to Section 9.01, the Trustee need not take any action which it determines might involve it in liability or be unjustly prejudicial to the Noteholders not consenting.

     SECTION 8.21    Waiver of Past Defaults.

     The Controlling Party may on behalf of the Noteholders of all the Notes waive any past default hereunder and its consequences, except a default:

     (a) in the payment of any installment of principal of or interest on, any Note; or

     (b) in respect of a covenant or provision hereof which under Section 11.01 cannot be modified or amended without the consent of the Noteholders.

     Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured for every purpose of this Agreement; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

     SECTION 8.22    Undertaking for Costs.

     All parties to this Agreement agree, and each Noteholder by his acceptance of a Note hereunder shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Agreement, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section 8.22 shall not apply to any suit instituted by the Trustee or the Note Insurer, to any suit instituted by any Noteholder, or group of Noteholders representing more than 10% of the Voting Interests, or to any suit instituted by any Noteholder for the enforcement of the payment of principal of or interest on any Note on the Final Payment Date.

     SECTION 8.23    Waiver of Stay or Extension Laws.

     The Issuer covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension of law wherever enacted, now or at any time hereafter in force, which may affect the covenants in, or the performance of, this Agreement; and the Issuer (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

     SECTION 8.24    Sale of Trust Estate.

     (a) The power to effect any sale (a "Sale") of any portion of the Trust Estate pursuant to Section 8.11 shall not be exhausted by any one or more Sales as to any portion of the Trust Estate remaining unsold, but shall continue unimpaired until the entire Trust Estate shall have been sold or all amounts payable on the Notes and under this Agreement with respect thereto, and all Note Insurer Obligations, shall have been paid. The Trustee may from time to time postpone any public Sale by public announcement made at the time and place of such Sale.

     (b) To the extent permitted by law, the Trustee shall not in any private Sale sell or otherwise dispose of the Trust Estate, or any portion thereof, unless:

           (i) the Controlling Party shall consent to, or direct the Trustee to make such Sale; or

           (ii) to the extent that an Insurer Default is then in effect, the proceeds of such Sale would be not less than the sum of all amounts due to the Trustee hereunder and the entire amount which would be distributable to the Note Insurer and the Noteholders, in full payment thereof in accordance with Section 8.14, on the Payment Date next succeeding the date of such Sale, together with any amounts then owing to the Note Insurer.

     The purchase by the Trustee of all or any portion of the Trust Estate at a private Sale shall not be deemed a Sale or disposition thereof for purposes of this Section 8.24(b).

     (c) Unless the Controlling Party has otherwise consented or directed the Trustee, at any public Sale of all or any portion of the Trust Estate at which a minimum bid equal to or greater than the amount described in paragraph (ii) of subsection (b) of this Section 8.24 has not been established by the Trustee and no Person bids an amount equal to or greater than such amount, the Trustee shall prevent such sale and bid an amount at least $1.00 more than the highest other bid in order to preserve the Trust Estate.

     (d)   In connection with a Sale of all or any portion of the Trust Estate:

           (i) any of the Noteholders or the Note Insurer may bid for and purchase the property offered for Sale, and upon compliance with the terms of sale may hold, retain and possess and dispose of such property, without further accountability, and may, in paying the purchase money therefor, deliver any of the Notes or claims for interest thereon in lieu of cash up to the amount which shall, upon distribution of the net proceeds of such Sale, be payable thereon, and such Notes, in case the amounts so payable thereon shall be less than the amount due thereon, shall be returned to the holders thereof after being appropriately stamped to show such partial payment;

           (ii) the Trustee may bid for and acquire the property offered for Sale in connection with any public Sale thereof, and, in lieu of paying cash therefor, may make settlement for the purchase price by crediting the gross Sale price against the sum of (A) the amount which would be distributable to the Noteholders and the Note Insurer as a result of such Sale in accordance with
Section 8.14 on the Payment Date next succeeding the date of such Sale and (B) the expenses of the Sale and of any proceedings in connection therewith which are reimbursable to it, without being required to produce the Notes in order to complete any such Sale or in order for the net Sale price to be credited against such Notes, and/or the Note Insurer Obligations, and any property so acquired by the Trustee shall be held and dealt with by it in accordance with the provisions of this Agreement;

           (iii) the Trustee shall execute and deliver an appropriate instrument of conveyance transferring its interest in any portion of the Trust Estate in connection with a Sale thereof;

           (iv) the Trustee is hereby irrevocably appointed the agent and attorney-in-fact of the Issuer to transfer and convey its interest in any portion of the Trust Estate in connection with a Sale thereof, and to take all action necessary to effect such Sale; and

           (v) no purchaser or transferee at such a Sale shall be bound to ascertain the Trustee's authority, inquire into the satisfaction of any conditions precedent or see to the application of any moneys.

     (e) Notwithstanding anything in this Agreement to the contrary, if an Event of Default specified in Section 8.08(a) is the Event of Default, or one of the Events of Default, on the basis of which the Notes have been declared due and payable, then the Trustee shall, at the direction of the Controlling Party, or may, in its discretion (together with the written consent of the Controlling Party), sell the Trust Estate without compliance with this Section 8.24.

     (f) This Section 8.24(f) only applies during such time as the Rating Agency has rated the financial strength of the Note Insurer below BBB-. If, during such time, an Event of Default has occurred and is continuing such that the Trustee has the right to effect a Sale, then notwithstanding any provision of this Agreement to the contrary, the Note Insurer hereby agrees that the Noteholders with Voting Interests in excess of 50% of all outstanding Voting Interests shall have the right to direct the Trustee to sell all or substantially all the Trust Estate pursuant to this Agreement and applicable law, whether or not the Note Insurer is the Controlling Party at such time. If the Note Insurer is the Controlling Party, then it shall direct the Trustee to effect such a Sale of all or substantially all of the Trust Estate promptly upon receiving written direction to do so from the Noteholders with Voting Interests in excess of 50% of all outstanding Voting Interests

     SECTION 8.25    Action on Notes.

     The Trustee's right to seek and recover judgment under this Agreement shall not be affected by the seeking, obtaining or application of any other relief under or with respect to this Agreement. Neither the Lien of this Agreement nor any rights or remedies of the Trustee, the Note Insurer or the Noteholders shall be impaired by the recovery of any judgment by the Trustee against the Issuer or by the levy of any execution under such judgment upon any portion of the Trust Estate.

     SECTION 8.26 No Recourse to Other Trust Estates or Other Assets of the Issuer.

     The Trust Estate granted to the Trustee as security for the Notes serves as security only for the Notes. Holders of the Notes shall have no recourse against the trust estate granted as security for any other series of notes issued by the Issuer, and no judgment against the Issuer for any amount due with respect to the Notes may be enforced against either the trust estate securing any other series or any other assets of the Issuer, nor may any prejudgment lien or other attachment be sought against any such other trust estate or any other assets of the Issuer.

     SECTION 8.27    License.

     Servicer hereby licenses to each "Qualified Successor Servicer" (hereinafter defined) on a non-exclusive basis, a copy of Servicer's "Mozart" software currently in use by Servicer for the collection of accounts by Servicer, solely for the limited purpose of collecting the Receivables. The licensee shall have no right to copy the software or sub-license or assign this license except to another "Qualified Successor Servicer". The licensee shall not be obligated to pay any royalty or other fee to Servicer for such license. The term "Qualified Successor Servicer" means any Successor Servicer (or Subservicer thereof) which has not, nor has any Affiliate thereof, within the two year period immediately prior to its appointment as Successor Servicer (or Subservicer, as the case may be), purchased accounts for the purpose of collecting them and retaining all or a portion of the proceeds for itself. The Qualified Successor Servicer shall sign a confidentiality agreement reasonably satisfactory to Servicer in form and substance under which it agrees to maintain the confidentiality of the software. The Servicer hereby represents that it has all right, title and interest in and to its "Mozart" software necessary to grant a royalty-free license to the Qualified Successor Servicer as provided herein.

                                   ARTICLE IX
                                   THE TRUSTEE

     SECTION 9.01    Duties of Trustee.

     (a) The Trustee, both prior to and after the occurrence of a Servicer Default, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. The Trustee shall exercise such of the rights and powers vested in it by this Agreement and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs; provided, however, that if the Trustee in its capacity as Backup Servicer assumes the duties of the Servicer pursuant to Section 8.02 or 8.03, the Trustee in performing such duties shall use the degree of skill and attention customarily exercised by a servicer with respect to defaulted consumer receivables that it services for itself or others.

     (b) The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee that shall be specifically required to be furnished pursuant to any provision of this Agreement shall examine them to determine whether they conform to the requirements of this Agreement.

     (c) No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, its own bad faith or its own willful misfeasance; provided, however, that:

         (i) prior to the occurrence of a Servicer Default actually known to a Responsible Officer of the Trustee, and after the curing or waiving of all such Servicer Defaults that may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied rights or obligations shall be read into this Agreement against the Trustee, the permissive right of the Trustee to do things enumerated in this Agreement shall not be construed as a duty and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Agreement;

         (ii) the Trustee shall not be personally liable for an error of judgment made in good faith by a Responsible Officer of the Trustee, unless it shall be proved that the Trustee was negligent in performing its duties in accordance with the terms of this Agreement; and

         (iii) the Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken in good faith in accordance with

                (A) the direction or consent of the Note Insurer (to the extent that an Insurer Default is not then in effect), or

                (B) the direction of Noteholders evidencing not less than 25% of the Voting Interests (unless a different percentage is otherwise specifically set forth herein with respect to any applicable action), together with the written consent of the Note Insurer (to the extent that an Insurer Default is not then in effect), in each case relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement.

     (d) The Trustee shall not be required to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties under this Agreement, or in the exercise of any of its rights or powers, if there shall be reasonable grounds for believing that the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it, and none of the provisions contained in this Agreement shall in any event require the Trustee to perform, or be responsible for the manner of performance of, any of the obligations of the Servicer under this Agreement except during such time, if any, as the Trustee in its capacity as Backup Servicer shall be the successor to, and be vested with the rights, duties, powers and privileges of, the Servicer in accordance with the terms of this Agreement.

     (e) Except for actions expressly authorized by this Agreement, the Trustee shall take no action reasonably likely to impair the security interests created or existing under any Receivable or to impair the value of any Receivable.

     (f) All information obtained by the Trustee regarding the Obligors and the Receivables, whether upon the exercise of its rights under this Agreement or otherwise, shall be maintained by the Trustee in confidence and shall not be disclosed to any other Person, unless such disclosure is required by this Agreement or any applicable law or regulation.

     SECTION 9.02    Trustee's Certificate.

     On or as soon as practicable after each date on which the Servicer or Issuer acquires Removed Receivables, the Trustee, upon receipt of written notice of such acquisition, shall submit to the Servicer or the Issuer, as applicable, a Trustee's Certificate (substantially in the form attached hereto as Exhibit
                                                                      -------
B), identifying the acquirer and the Receivables so acquired, executed by the
-
Trustee and completed as to its date and the date of this Agreement, and accompanied by a copy of the Monthly Servicer Report and the Servicer's Remittance Date Certificate for the related Collection Period. The Trustee's Certificate submitted with respect to such Payment Date shall operate, as of such Payment Date, as an assignment without recourse, representation or warranty, to the Issuer or the Servicer, as the case may be, of all the Trustee's right, title and interest in and to such Removed Receivable and to the other property conveyed to the Trust Estate pursuant to Section 2.01 with respect to such Removed Receivable, and all security and documents relating thereto, such assignment being an assignment outright and not for security.

     SECTION 9.03    Trustee's Release of Removed Receivables.

     With respect to all Removed Receivables, the Trustee shall, by a Trustee's Certificate (substantially in the form attached hereto as Exhibit B), release
                                                          ---------
all the Trustee's right, title and interest in and to each Removed Receivable and the other property included in the Trust Estate pursuant to Section 2.01 with respect to such Removed Receivable, and all security and any documents relating thereto; and the Issuer or the Servicer, as applicable, shall thereupon own each such Removed Receivable, and all such related security and documents, free of any further obligation to the Trustee or the Note Insurer or the Noteholders with respect thereto. If in any enforcement suit or legal proceeding it is held that the Servicer may not enforce a Removed Receivable on the ground that it is not a real party in interest or a holder entitled to enforce such

Removed Receivable, the Trustee on behalf of the Note Insurer and the Noteholders shall, at the Servicer's written direction and expense, take such reasonable steps as the Trustee deems necessary to enforce the Removed Receivable, including bringing suit in the Trustee's name or the names of the
Note Insurer or of the Noteholders.

     SECTION 9.04    Certain Matters Affecting the Trustee.

     (a) Except as otherwise provided in Section 9.01:

         (i) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, Officer's Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

         (ii) the Trustee may consult with counsel and any advice of counsel or Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it under this Agreement in good faith and in accordance with such advice of counsel or Opinion of Counsel;

         (iii) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement, or to institute, conduct or defend any litigation under this Agreement or in relation to this Agreement, at the request, order or direction of the Note Insurer or any of the Noteholders pursuant to the provisions of this Agreement, unless the Note Insurer or any such Noteholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities that may be incurred therein or thereby (the general obligation of an institutional investor that is investment grade rated being sufficient indemnity); nothing contained in this Agreement shall, however, relieve the Trustee of the obligations, upon the occurrence of a Servicer Default actually known to a Responsible Officer of the Trustee (that shall not have been cured or waived), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs;

         (iv) the Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

         (v) prior to the occurrence of a Servicer Default and after the curing or waiving of all Servicer Defaults that may have occurred, the Trustee shall not be bound to make any investigation into the facts of matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing to do so by the Note Insurer or the Noteholders evidencing not less than 25% of the Voting Interests; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such cost, expense or liability as a condition to so proceeding; the reasonable expense of every such examination shall be paid by the Issuer or, if paid by the Trustee, shall be reimbursed by the Issuer upon demand; and nothing in this clause shall derogate from the obligation of the Servicer to observe any applicable law prohibiting disclosure of information regarding the Obligors; and

         (vi) the Trustee may execute any of the trusts or powers under this Agreement or perform any duties under this Agreement either directly or by or through agents or attorneys or a custodian and shall not be liable or responsible for the misconduct or negligence of any of its agents or attorneys or a custodian appointed with due care by the Trustee.

     (b) No Noteholder will have any right to institute any proceeding with respect to this Agreement, unless such Noteholder shall have given to the Trustee written notice of default and shall have obtained the prior written consent of the Note Insurer to the institution of such proceeding (in the event that no Insurer Default is in effect at such time) and (i) the Servicer Default arises from the Servicer's failure to remit collections or payments when due or
(ii) Noteholders evidencing not less than 25% of the Voting Interests have made written request upon the Trustee to institute such proceeding in its own name as Trustee thereunder, and have offered to the Trustee reasonable indemnity, and the Trustee for 30 days has neglected or refused to institute any such proceedings.

     SECTION 9.05    Limitation on Trustee's Liability.

     The Trustee makes no representations as to the validity or sufficiency of this Agreement or of the Notes (other than the certificate of authentication thereon, as applicable), or of any Receivable or related document. The Trustee shall have no obligation to perform any of the duties of the Issuer or the Servicer unless explicitly set forth in this Agreement. The Trustee shall at no time have any responsibility or liability for or with respect to the legality, validity and enforceability of any security interest in any Receivable, or the perfection and priority of such a security interest or the maintenance of any such perfection and priority, or for or with respect to the efficacy of the Trust Estate or its ability to generate the payments to be paid to Noteholders and the Note Insurer under this Agreement, including without limitation the existence and contents of any Receivable or any computer file or other record thereof; the validity of the assignment of any Receivable to the Trustee or of any intervening assignment; the completeness of any Receivable; the performance or enforcement of any Receivable; the compliance by the Issuer or the Servicer with any covenant or the breach by the Issuer or the Servicer of any warranty or representation made under this Agreement or in any related document and the accuracy of any such warranty or representation prior to the Trustee's receipt of notice or other discovery of any noncompliance therewith or any breach thereof, any investment of monies by the Issuer or any loss resulting therefrom (it being understood that the Trustee shall remain responsible as Trustee for any property that it may hold as part of the Trust Estate); the acts or omissions of the Issuer, the Servicer or any Obligor; any action of the Servicer taken in the name of or as the agent of the Trustee; or any action by the Trustee taken at the instruction of the Servicer; provided however, that the foregoing shall not relieve the Trustee of its obligation to perform its duties under this Agreement. Except with respect to a claim based on the failure of the Trustee to perform its duties under this Agreement or based on the Trustee's negligence, willful misconduct or bad faith, no recourse shall be had for any claim based on any provision of this Agreement, the Notes or any Receivable or assignment thereof against the institution serving as Trustee in its individual capacity. The Trustee shall not have any personal obligation, liability or duty whatsoever to any Noteholder, the Note Insurer or any other Person with respect to any such claim, and any such claim shall be asserted solely against the Trust Estate or any indemnitor who shall furnish indemnity as provided in this Agreement. The Trustee shall not be accountable for the use or application by the Issuer of the Notes or the proceeds thereof, if any, or for the use or application of any funds paid to or collected by the Servicer in respect of the Receivables. The Trustee shall have no responsibility for filing any financing or continuation statement in any public office at any time or to otherwise perfect or maintain the perfection of any security interest or lien granted to it hereunder (unless the Trustee in its capacity as Backup Servicer shall have become the Successor Servicer) or to prepare or file any Securities and Exchange Commission filing with respect to the Notes or to record this Agreement.

     The recitals contained in this Agreement and in the Notes, except the certificates of authentication on the Notes, shall be taken as the statements of the Issuer, and the Trustee assumes no responsibility for their correctness or completeness. The Trustee makes no representations as to the validity or condition of any Trust Estate or any part thereof, or as to the title of the Issuer thereto or as to the security afforded thereby or hereby, or as to the validity or genuineness of any securities at any time pledged and deposited with the Trustee hereunder or as to the validity or sufficiency of this Agreement or the Notes. The Trustee shall not be accountable for the use or application by the Issuer of the Notes or the proceeds thereof or of any money paid to the Issuer under any provisions hereof.

     The Trustee will not be responsible for any losses incurred in connection with investments in Permitted Investments made in accordance with the terms of this Agreement, other than losses arising out of the Trustee's negligence, bad faith or willful misconduct.

     SECTION 9.06    Trustee May Own Notes.

     The Trustee in its individual or any other capacity may become the owner or pledgee of Notes. The Trustee in its individual or any other capacity may deal with the Issuer and the Servicer in banking transactions, with the same rights as it would have if it were not the Trustee.

     SECTION 9.07   Trustee's Fees and Expenses.

     The Trustee shall be entitled to reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for all services rendered by it in the execution of the trusts created by this Agreement and in the exercise and performance of any of the powers and duties of the Trustee under this Agreement, which shall equal the Trustee Fee, paid as provided in Section 4.04, and payment or reimbursement for all reasonable expenses and disbursements (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ) incurred or made by the Trustee in defense of any action brought against it in connection with this Agreement except any such expense or disbursement as may arise from its negligence, willful misfeasance or bad faith or that is the responsibility of Noteholders under this Agreement. Additionally, the Servicer, pursuant to Section 7.02, shall indemnify the Trustee with respect to certain matters.

     SECTION 9.08    Indemnity of Trustee, Backup Servicers and Successor
                     Servicer.

     Upon the appointment of a Backup Servicer or a Successor Servicer pursuant to Section 8.02 or 8.03, such Backup Servicer, Successor Servicer and the Trustee and their respective agents and employees shall be indemnified by the Trust Estate and held harmless against any loss, liability, or expense (including reasonable attorney's fees and expenses) arising out of or incurred in connection with the acceptance of performance of the trusts and duties contained in this Agreement to the extent that (i) the Successor Servicer, Backup Servicer or the Trustee, as the case may be, shall not be indemnified for such loss, liability or expense by the Servicer pursuant to Section 8.02 or 8.03; (ii) such loss, liability, or expense shall not have been incurred by reason of the Successor Servicer's, the Backup Servicer's or the Trustee's willful misfeasance, bad faith or negligence; and (iii) such loss, liability or expense shall not have been incurred by reason of the Successor Servicer's, the Backup Servicer's or the Trustee's breach of its respective representations and warranties pursuant to Sections 8.02, 8.03, 9.09 and 9.14, respectively.

     The Successor Servicer, the Backup Servicer and/or the Trustee shall be entitled to the indemnification provided by this Section only to the extent all amounts due the Servicer, the Note Insurer and all Noteholders pursuant to
Section 4.04 have been paid in full and all amounts required to be deposited in the Reserve Account with respect to any Payment Date pursuant to Section 4.05 have been so deposited.

     SECTION 9.09    Eligibility Requirements for Trustee.

     Except as otherwise provided in this Agreement, the Trustee under this Agreement shall at all times be a corporation having its corporate trust office in the same state (or the District of Columbia or the Commonwealth of Puerto
Rico) as the location of the Corporate Trust Office as specified in this Agreement; organized and doing business under the laws of such state (or the

District of Columbia or the Commonwealth of Puerto Rico) or the United States; authorized under such laws to exercise corporate trust powers; having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authorities; and shall have the highest available long-term unsecured debt rating by the Required Rating Agencies then providing such a rating or be otherwise acceptable to the Rating Agency and the Controlling Party, as evidenced by a letter to such effect from the Rating Agency (which acceptance may be evidenced in the form of a letter, dated on or shortly before the Closing Date, assigning an initial rating to the Notes) and the Note Insurer (as applicable).

     If the Trustee shall publish reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purpose of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in Section 9.10.

     SECTION 9.10    Resignation or Removal of Trustee.

     (a) The Trustee may at any time resign and be discharged from the trusts created by this Agreement by giving at least 30 days' prior written notice thereof to the Servicer and the Noteholders. Upon receiving such notice of resignation, the Servicer shall promptly appoint a successor Trustee acceptable to the Noteholders by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor Trustee. If no successor Trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

     (b) If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 9.09 and shall fail to resign after written request therefor by the Servicer, or the Controlling Party, or if at any time the Trustee shall be legally unable to act, or shall be adjudged bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Controlling Party may remove the Trustee. If the Trustee is removed under the authority of the immediately preceding sentence, the Servicer shall promptly appoint a successor Trustee acceptable to the Controlling Party, by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor Trustee, and pay all fees owed to the outgoing Trustee.

     (c) Any resignation or removal of the Trustee and appointment of a successor Trustee pursuant to any of the provisions of this Section shall not become effective until acceptance of appointment by the successor Trustee as provided in Section 9.11. The Servicer shall give the

Rating Agency, the Placement Agent, the Note Insurer and the Noteholders notice of any such resignation or removal of the Trustee and appointment and acceptance of a successor Trustee.

     SECTION 9.11    Successor Trustee.

     Any successor Trustee appointed as provided in Section 9.10 shall execute, acknowledge and deliver to the Servicer and to its predecessor Trustee an instrument accepting such appointment under this Agreement, and thereupon the resignation or removal of the predecessor Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor under this Agreement, with like effect as if originally named as Trustee. The predecessor Trustee shall deliver to the successor Trustee all documents and statements held by it under this Agreement; and the Servicer and the predecessor Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Trustee all such rights, powers, duties and obligations. No successor Trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor Trustee shall be eligible under the provisions of Section 9.09. Upon acceptance of appointment by a successor Trustee as provided in this Section, the Servicer shall mail notice of the successor of such Trustee under this Agreement to all Noteholders at their addresses as shown in the Note Register and shall give notice by mail to the Rating Agency, the Placement Agent and the Note Insurer. If the Servicer fails to mail such notice within ten days after acceptance of appointment by the successor Trustee, the successor Trustee shall cause such notice to be mailed at the expense of the Servicer.

     SECTION 9.12    Merger or Consolidation of Trustee.

     Any corporation (i) into which the Trustee may be merged or consolidated,
(ii) which may result from any merger, conversion, or consolidation to which the Trustee shall be a party or (iii) which may succeed to all or substantially all the corporate trust business of the Trustee, which corporation executes an agreement of assumption to perform every obligation of the Trustee under this Agreement, shall be the successor of the Trustee hereunder, provided such corporation shall be eligible pursuant to Section 9.09, without the execution or filing of any instrument or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding. Notice of any such merger shall be given by the Trustee to the Rating Agency, the Placement Agent, the Noteholders and the Note Insurer.

     SECTION 9.13    Appointment of Co-Trustee or Separate Trustee.

     Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Estate may at the time be located, the Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee, jointly with the Trustee or separate trustee or separate trustees, of all or any part of the Trust Estate, and to vest in such Person, in such capacity and for the benefit of the Noteholders and the Note Insurer, such title to the Trust Estate, or any part thereof, and, subject to the other provisions of this Section, such powers, duties, obligations, rights and trusts as the Servicer and the Trustee may consider necessary or desirable. If the Servicer shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, or in the case a Servicer Default shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee under this Agreement shall be required to meet the terms of eligibility as a successor trustee pursuant to Section 9.09 and no notice of a successor Trustee pursuant to Section 9.11 and no notice to Noteholders or the
Note Insurer of the appointment of any co-trustee or separate trustee shall be required pursuant to Section 9.11.

     Each separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

           (i) all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee under this Agreement or as successor to the Servicer under this Agreement), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Estate or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Trustee;

           (ii) no trustee under this Agreement shall be personally liable by reason of any act or omission of any other trustee under this Agreement;

           (iii) the Servicer and the Trustee acting jointly (or during the continuation of a Servicer Default, the Trustee alone) may at any time accept the resignation of or remove any separate trustee or co-trustee; and

           (iv) the Trustee shall remain primarily liable for the actions of any separate trustees and co-trustee.

     Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Section. Each separate trustee and co-trustee, upon its acceptance of the mats conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, including, but not limited to, every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Each such instrument shall be filed with the Trustee and a copy thereof given to the Servicer.

     Any separate trustee or co-trustee may at any time appoint the Trustee its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee. Notwithstanding anything to the contrary in this Agreement, the appointment of any separate trustee or co-trustee shall not relieve the Trustee of its obligations and duties under this Agreement.

     SECTION 9.14    Representations and Warranties of Trustee.

     The Trustee hereby makes the following representations and warranties on which the Issuer and the Noteholders are relying:

           (i)   Organization and Good Standing. The Trustee is a national
                 ------------------------------
banking association duly organized, validly existing and in good standing;

           (ii)  Power and Authority. The Trustee has full power,
                 -------------------
authority and right to execute, deliver and perform this Agreement and has taken all necessary action to authorize the execution, delivery and performance by it of this Agreement;

           (iii) No Violation. The execution, delivery and performance by
                 ------------
the Trustee of this Agreement (a) shall not violate any provision of any law governing the banking and tug powers of the Trustee or, to the best of the Trustee's knowledge, any order, writ, judgment, or decree of any court, arbitrator, or governmental authority applicable to the Trustee or any of its assets, (b) shall not violate any provision of the charter or by-laws of the Trustee, and (c) shall not violate any provision of, or constitute, with or without notice or lapse of time, a default under, or result in the creation or imposition of any Lien on any properties included in the Trust Estate pursuant to the provisions of any mortgage, indenture, contract, agreement or other undertaking to which it is a party, which violation, default or Lien could reasonably be expected to materially and adversely affect the Trustee's performance or ability to perform its duties under this Agreement or the transactions contemplated in this Agreement;

           (iv)  No Authorization Required. The execution, delivery and
                 -------------------------
performance by the Trustee of this Agreement shall not require the authorization, consent, or approval of, the giving of notice to, the filing or registration with, or the taking of any other action in respect of, any governmental authority or agency regulating the banking and corporate trust activities of the Trustee; and

           (v)   Duly Executed. This Agreement shall have been duly executed and
                 -------------
delivered by the Trustee and shall constitute the legal, valid, and binding agreement of the Trustee, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting creditors' rights generally or by general principles of equity.

     SECTION 9.15     Tax Returns.

     In the event the Trustee shall be required to file tax returns on behalf of the Trust Estate, the Servicer shall prepare or shall cause to be prepared any tax returns required to be filed by the Trust Estate and shall remit such returns to the Trustee for signature at least five days before such returns are due to be filed. The Trustee, upon request, shall furnish the Servicer with all such information known to the Trustee as may be reasonably required in connection with the preparation of all tax returns of the Trust Estate, and shall, upon request, execute such returns.

     SECTION 9.16     Trustee May Enforce Claims Without Possession of Notes.

     All rights of action and claims under this Agreement or the Notes may be prosecuted and enforced by the Trustee without the possession of any of the Notes or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as Trustee. Any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses and disbursements of the Trustee, its agents and counsel, be for the ratable benefit of the Note Insurer and the Noteholders in respect of which such judgment has been obtained, in the order of priority specified in Section 4.04(b)(i).

     SECTION 9.17     Suit for Enforcement.

     If a Servicer Default shall occur and be continuing, the Trustee, in its discretion may, subject to the provisions of Section 9.01, proceed to protect and enforce its rights and the rights of the Note Insurer and the Noteholders under this Agreement by a suit, action or proceeding in equity or at law or otherwise, whether for the specific performance of any covenant or agreement contained in this Agreement or in aid of the execution of any power granted in this Agreement or for the enforcement of any other legal, equitable or other remedy as the Trustee, being advised by counsel, shall deem most effectual to protect and enforce any of the rights of the Trustee, the Note Insurer or the Noteholders.

     SECTION 9.18     Rights of Controlling Party to Direct Trustee.

     The Controlling Party shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee; provided, however, that subject to Section 9.01, the Trustee shall have the right to decline to follow any such direction if the Trustee being advised by counsel determines that the action so directed may not lawfully be taken, or if the Trustee in good faith shall, by a Responsible Officer of the Trustee, determine that the proceedings so directed would be illegal or subject it to personal liability or be unduly prejudicial to the rights of the Note Insurer or Noteholders not parties to such direction; provided, further, however, that nothing in this Agreement shall impair the right of the Trustee to take any action deemed proper by the Trustee and which is not inconsistent with such direction by the Noteholders.

     SECTION 9.19     Confidential Information.

     The Trustee acknowledges that, in the course of meeting its respective duties and obligations under this Agreement, it may obtain information relating to the Servicer or the Issuer which is of a confidential and proprietary nature ("Proprietary Information"). Such Proprietary Information may include, but is not limited to, non-public trade secrets, know how, invention techniques, processes, programs, schematics, software source documents, data, and financial information. The Trustee shall at all times, both during the term of this Agreement and for a period of three (3) years after its termination, keep in trust and confidence all such Proprietary Information, and shall not use such Proprietary Information other than in the course of its duties under this Agreement, nor shall the Trustee disclose any such Proprietary Information without the written consent of the Servicer or the Issuer unless legally required to disclose such information. The Trustee further agrees to immediately return all Proprietary Information (including copies thereof) in its possession, custody, or control upon termination of this Agreement for any reason.

     The Trustee shall not disclose, advertise or publish the existence or the terms or conditions of this Agreement without prior written consent of the Servicer or the Issuer. Notwithstanding the foregoing, this Section 9.19 shall not prohibit disclosure of information that is required to be disclosed by the Trustee pursuant to federal or state laws or regulation. In particular the Trustee agrees that it shall not, without the prior consent of the Servicer or the Issuer, disclose the existence of this Agreement or any of the terms herein to any Person other than counsel to the Trustee or an employee or director of the Trustee with a need to know in order to implement this Agreement and only if such employee or director or counsel agrees to maintain the confidentiality of this Agreement. The parties hereto agree that the Servicer and/or the Issuer shall have the right to enforce these nondisclosure provisions by an action for specific performance filed in any court of competent jurisdiction in the State of Maryland.

                                   ARTICLE X
                                  REDEMPTION

     SECTION 10.01    Redemption at the Option of the Issuer; Election to
                      Redeem.

     The Issuer shall have the option to redeem the Notes in full on any Payment Date on or after the Payment Date on which the Note Balance is less than 10% of the Original Note Balance. The election of the Issuer to redeem the Notes pursuant to this Section shall be evidenced by delivery to the Trustee no later than the tenth day of the month preceding the month in which the Payment Date as of which such redemption will be effected occurs of an Officer's Certificate of the Issuer stating the Issuer's intention to redeem the Notes and specifying the Redemption Amount therefor. No prepayment premium or penalty is payable with respect to any such redemption.

     SECTION 10.02    Deposit of Redemption Amount.

     In the case of any redemption pursuant to Section 10.01, the Issuer shall, on or before the Remittance Date preceding the Payment Date on which such redemption is to be effected, deposit in the Note Payment Account pursuant to
Section 4.03 an amount equal to the Redemption Amount (plus any additional amount necessary, after taking into account all amounts in the Collection Account, Note Payment Account and Reserve Account, to pay all due but unpaid Trustee expenses, Additional Servicing Fees, Transition Fees and Trustee Fees, collectively, the "Supplemental Redemption Amount") and shall thereafter succeed to all interests in and to the Trust Estate subject to Section 2.11. The Redemption Amount and the Supplemental Redemption Amount shall be paid as provided in Section 4.04(b).

     SECTION 10.03    Notice of Redemption by the Trustee.

     Upon receipt of notice from the Issuer of its election to redeem the Notes pursuant to Section 10.01 and deposit by the Issuer of the Redemption Amount and the Supplemental Redemption Amount pursuant to Section 10.02, the Trustee shall provide notice of redemption of the Notes by first class mail, postage prepaid, mailed no later than the Business Day following the date on which such deposit was made, to the Note Insurer at its address herein and to each Noteholder at such Noteholder's address as listed in the Note Register. Notice of redemption of Notes shall be given by the Trustee in the name and at the expense of the Issuer, as applicable.

     SECTION 10.04    Surrendering of Notes.

     Each Noteholder shall surrender its Note within 14 days after receipt of the final payment due in connection therewith. Each Noteholder, by its acceptance of the final payment with respect to its Note, will be deemed to have relinquished any further right to receive payments under this Agreement and any interest in the Trust Estate. Each Noteholder shall indemnify and hold harmless the Issuer, the Trustee, the Note Insurer and any other Person against whom a claim is asserted in connection with such Noteholder's failure to tender the Note to the Trustees for cancellation.

                                  ARTICLE XI
                           MISCELLANEOUS PROVISIONS

     SECTION 11.01    Amendment.

     (a) This Agreement may be amended by the Issuer, the Servicer, and the Trustee, without the consent of the Note Insurer or any of the Noteholders, (i) to cure any ambiguity, to correct or supplement any provision in this Agreement which may be inconsistent with any other provision of this Agreement, to add, change or eliminate any other provision of this Agreement with respect to matters or questions arising under this Agreement that shall not be inconsistent with the provisions of this Agreement or to add or provide for any credit enhancement (other than the Policy) provided that any such action shall not, as evidenced by an Officer's Certificate of the Issuer delivered to the Trustee and the Note Insurer by the Issuer, adversely affect in any material respect the interests of the Note Insurer or the Noteholders, and (ii) to change the Required Reserve Amount or the manner in which the Reserve Account is funded in the event the Required Reserve Amount exceeds 25% of the then outstanding Note Balance; provided, however, that the Required Reserve Amount will not be reduced to below 25% of the outstanding Note Balance without consent of the Controlling Party; provided further, (x) that any such action shall not, as evidenced by an Officer's Certificate of the Issuer delivered to the Trustee and the Note Insurer by the Issuer, adversely affect in any material respect the interests of the Note Insurer or the Noteholders; and (y) that in connection with any amendment pursuant to clause (ii) above the Servicer shall deliver to the Trustee a letter from the Rating Agency to the effect that such amendment will not cause the then-current rating on the Notes to be qualified, reduced or withdrawn.

     (b) This Agreement may also be amended from time to time by the Issuer, the Servicer, the Trustee, and the Note Insurer, with the consent of Noteholders evidencing not less than 66 2/3% of the Voting Interests (which consent of any Noteholder given pursuant to this Section or pursuant to any other provision of this Agreement shall be conclusive and binding on such Noteholder and on all future holders of such Note and of any Note issued upon the transfer thereof or in exchange thereof or in lieu thereof whether or not notation of such consent is made upon the Note), for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement, or of modifying in any manner the rights of such Noteholders; provided, however, that no such amendment shall (i) except as otherwise provided in Section 11.01 (a), reduce in any manner the amount of, or delay the timing of, any payments that shall be required to be made on any Note or deposits of amounts to be so paid or the Required Reserve Amount of the Reserve Account without the consent of each Noteholder (provided that an amendment of the terms of a Servicer Default shall not be deemed to be within the scope of this clause (i)); (ii) change the definition or the manner of calculating the interest accrued on the Notes without the consent of the Noteholders; (iii) reduce the aforesaid percentage of the Voting Interest required to consent to any such amendment, without the consent of all Noteholders; or (iv) adversely affect the rating of the Notes by the Rating Agency without the consent of Noteholders (but excluding for purposes of such calculation and action all

Notes held by the Issuer, the Servicer or any of their affiliates) evidencing not less than 50% of the Voting Interests.

     (c) Prior to the execution of any amendment or consent thereto pursuant to this Section 11.01, the Trustee shall furnish written notification of the substance of such amendment or consent to the Rating Agency and the Placement Agent.

     (d) Promptly after the execution of any amendment or consent thereto pursuant to Section 11.01(b), the Trustee shall furnish written notification of the substance of such amendment or consent to each Noteholder. It shall not be necessary for the consent of Noteholders pursuant to Section 11.01(b) to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization by Noteholders of the execution thereof shall be subject to such reasonable requirements as the Trustee may prescribe.

     (e) Prior to the execution of any amendment to this Agreement, the Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement. The Trustee may, but shall not be obligated to, enter into any such amendment which affects the Trustee's own rights, duties or immunities under this Agreement or otherwise.

     (f) There will be no change in the identity of the Servicer, the Backup Servicer or the Trustee without the prior written consent of the Note Insurer and the Noteholders with Voting Interests in excess of 50% of all outstanding Voting Interests, subject to the rights of the Backup Servicer and the Trustee to resign in accordance with the provisions of this Agreement.

     SECTION 11.02   Protection of Title to Trust Estate.

     (a) Either of the Issuer or the Servicer or both shall execute and file such financing statements and cause to be executed and filed such continuation and other statements, all in such manner and in such places as may be required by law fully to preserve, maintain and protect the interests of the Note Insurer, the Noteholders and the Trustee under this Agreement in the Receivables and in the proceeds thereof. Each of the Issuer and the Servicer shall deliver (or cause to be delivered) to the Trustee file-stamped copies of, or filing receipts for, any document filed as provided, above, as soon as available following such filing.

     (b) Neither the Issuer nor the Servicer shall change its name, identity or organizational structure in any manner that would, could or might make any financing statement or continuation statement filed in accordance with paragraph
(a) above seriously misleading within the meaning of Section 9-402(7) of the UCC, unless it shall have given the Trustee at least 10 days' prior written notice thereof and shall have filed within 30 days after such change appropriate amendments to all such previously filed financing statements or continuation statements.

     (c) Each of the Issuer and the Servicer shall give the Trustee at least 10 days' prior written notice of any relocation of its principal executive office if, as a result of such relocation, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing statement or continuation statement or of any new financing statement, and shall within 30 days after such relocation file any such amendment or new financing statement. The Servicer shall at all times maintain each office from which it services Receivables and its principal executive office within the United States.

     (d) The Servicer shall maintain accounts and records as to each Receivable accurately and in sufficient detail to permit (i) the reader thereof to know at any time the status of such Receivable, including payments and recoveries made and payments owing (and the nature of each, if applicable) and (ii) reconciliation between payments or recoveries on (or with respect to) each Receivable and the amounts from time to time deposited in the Accounts (or any of them) in respect of such Receivables.

     (e) The Servicer shall maintain its computer records so that, from and after the time of the grant of a security interest in the Receivables and other Trust Property under this Agreement to the Trustee for the benefit of the Noteholders and the Note Insurer, the Servicer's master computer records (including any back-up archives) that refer to any Receivables indicate clearly the interest of the Trustee in such Receivables. Indication of the Trustee's interest in a Receivable shall be deleted from or modified on the Servicer's computer records when, and only when, the Receivable has been paid in full, acquired or assigned pursuant to this Agreement.

     (f) If at any time Issuer or Servicer propose to assign, convey, grant a security interest in, or otherwise transfer any interest in defaulted consumer receivables to any prospective purchaser, lender or other transferee, the Servicer shall give to such prospective acquirer, lender or other transferee computer tapes, records or print-outs (including any restored from back-up archives) that, if they refer in any manner whatsoever to any Receivable, indicate clearly that such Receivable is subject to a security interest in favor of the Trustee unless such Receivable has been paid in full, acquired or assigned pursuant to this Agreement.

     (g) The Servicer shall permit the Trustee and its agents, upon not less than two Business Days' prior written notice and during normal business hours, to inspect, audit and make copies of and abstracts from the Servicer's records regarding any Receivables then or previously included in the Trust Estate. Nothing in this Section shall impair the obligation of the Servicer to observe any applicable law prohibiting disclosure of information regarding the Obligors, and the failure of the Servicer to provide access as provided in this Section as a result of such obligation shall not constitute a breach of this Section.

     (h) Upon request, the Servicer shall furnish to the Trustee and/or the Note Insurer, within five Business Days of such request, a list of all Receivables (by account number and name of Obligor) then held as part of the Trust Estate.

     (i) The Servicer shall deliver to the Trustee, promptly after the execution and delivery of each amendment to any financing statement, an Opinion of Counsel stating that, in the opinion of such Counsel, either (i) all financing statements and continuation statements have been executed and filed that are necessary fully to preserve and protect the interest of the Trustee in the Receivables, and reciting the details of such filings or referring to prior Opinions of Counsel in which such details are given, or (ii) no such action is necessary to preserve and protect such interest.

     SECTION 11.03    Limitation of Rights of Noteholders.

     (a) The death or incapacity of any Noteholder shall not operate to terminate this Agreement or the Trust Estate, nor entitle its legal representatives or heirs to claim an accounting or to take any action or commence any proceeding in any court for a partition or winding up of the Trust Estate, nor otherwise affect the rights, obligations and liabilities of the parties to this Agreement or any of them.

     (b) No Noteholder shall have any right to vote (except as expressly provided in this Agreement) or in any manner otherwise control the operation and management of the Trust Estate, or the obligations of the parties to this Agreement, nor shall anything set forth in this Agreement, or contained in the terms of the Notes, be construed so as to constitute the Noteholders from time to time as partners or members of an association; nor shall any Noteholder be under any liability to any third person by reason of any action pursuant to any provision of this Agreement.

     (c) No Noteholder shall have any right by virtue or by availing itself of any provisions of this Agreement to institute any suit, action, or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Noteholder previously shall have given to the Trustee a written notice of default and of the continuance thereof and have obtained the consent of the Note Insurer to the institution of such action, suit or proceeding (to the extent that there shall be no Insurer Default in effect at such time), as hereinbefore provided, and unless Noteholders evidencing not less the 25% of the Voting Interests shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee under this Agreement and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses, and liabilities to be incurred therein or thereby, and the Trustee, for 30 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action suit, or proceeding and during such 30-day period, no request or waiver inconsistent with such written request has been given to the Trustee pursuant to this Section or Section 9.04; it being understood and intended, and being expressly covenanted by each Noteholder with every other Noteholder and the Trustee, that no one or more Noteholders shall have any right in any manner whatever by virtue or by availing itself or themselves of any provisions of this Agreement to affect, disturb, or prejudice the rights of the other Noteholders, or to obtain or seek to obtain priority over or preference to any other Noteholder, other than as provided in this Agreement, or to enforce any right under this Agreement, except in the manner provided in this Agreement and for the equal, ratable, and common benefit of all Noteholders. For the protection and enforcement of the provisions of this Section, each and every Noteholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

     SECTION 11.04    Governing Law.

     This Agreement shall be governed by and construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties under this Agreement shall be determined in accordance with such laws, including Section 5-1401 of the General Obligation Law of New York, but otherwise without regard to conflict of laws provisions.

     SECTION 11.05    Notices.

     All demand, notices and communications under this Agreement shall be in writing, and either personally delivered, mailed by certified mail, return receipt requested, or sent by facsimile transmission, and shall be deemed to have been duly given upon receipt (i) in the case of the Issuer or the Servicer, to the agent for service as specified in Section 2.10 of this Agreement, or at such other address as shall be designated by the Issuer or the Servicer in a written notice to the Trustee; (ii) in the case of the Trustee, at the Corporate Trust Office; (iii) in the case of the Rating Agency at 25 Broadway, New York, New York, 10004, and (iv) in the case of the Note Insurer, at 335 Madison Avenue, 25th Floor, New York, New York 10017 (Fax: (212) 682-5377). Any notice required or permitted to be mailed to a Noteholder shall be given by first class mail, postage prepaid, at the address of such Noteholder as shown in the Note Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Noteholder shall receive such notice.

     SECTION 11.06    Severability of Provisions; Counterparts.

     (a) If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid or unenforceable in any jurisdiction, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or the Notes, or the rights of the Noteholders.

     (b) This Agreement may be executed simultaneously in any number of counterparts, each of which shall be deemed to be an original, and all of which shall constitute but one and the same instrument.

     SECTION 11.07    Assignment.

     Notwithstanding anything to the contrary contained in this Agreement, except as provided in Sections 6.04 and 7.03 and as provided in the provisions of this Agreement concerning the resignation of the Servicer, this Agreement may not be assigned by the Issuer or the Servicer without the prior written consent of the Note Insurer and Noteholders evidencing not less than 66 2/3% of the Voting Interests.

     SECTION 11.08    No Petition.

     Each of the Servicer, the Trustee and the Note Insurer covenants and agrees that prior to the date which is one year and one day after the termination of this Agreement, it will not institute against, or join any other Person in instituting against, the Issuer any bankruptcy, reorganization arrangement, insolvency or liquidation proceeding or other proceedings under any federal or state bankruptcy or similar law. Notwithstanding the foregoing, nothing herein shall be deemed to prohibit the Trustee from filing proofs of claim or otherwise participating in any such proceeding instituted by another person. This Section
11.08 shall survive the termination of this Agreement or the termination of the Servicer or the Trustee, as the case may be, under this Agreement.

     SECTION 11.09    Noteholder Direction.

     Notwithstanding anything to the contrary contained in this Agreement, provided the Trustee has sent out notices to Noteholders in accordance with this Agreement, the Trustee may act as directed by a majority of the outstanding Noteholders (but only to the extent the Noteholders are entitled under this Agreement to so direct the Trustee with respect to such action) responding in writing to the request contained in such notice; provided, however, that Noteholders representing at least 66 2/3% of the outstanding principal balance of the Notes as of the time such notice is sent to Noteholders must have responded to such notice from the Trustee. In addition, the Trustee shall not have any liability to any Noteholder with respect to any action taken pursuant to such notice if the Noteholder does not respond to such notice within the time period set forth in such Notice.

     SECTION 11.10    No Substantive Review of Compliance Documents.

     Other than as specifically set forth in this Agreement, any reports, information or other documents provided to the Trustee are for purposes only of enabling the sending party to comply with its document delivery requirements hereunder and the Trustee's receipt of any such information shall not constitute constructive or actual notice of any information contained therein or determinable from any information contained therein, including the Issuer or the Servicer's compliance with any of its covenants, representations or warranties hereunder.

                                      ****

                       [ signatures appear on next page ]

     IN WITNESS WHEREOF, the parties have caused this Indenture and Servicing Agreement to be duly executed by their respective officers as of the day and year first above written.

                                      CREDITRUST SPV98-2, LLC,
                                         as Issuer



                                      By:  /s/ Joseph K. Rensin
                                           -------------------------------
                                      Name:  Joseph K. Rensin
                                      Title: President

                                      CREDITRUST CORPORATION,
                                         as Servicer



                                      By:  /s/ Joseph K. Rensin
                                           -------------------------------
                                      Name:  Joseph K. Rensin
                                      Title: Chairman and
                                             Chief Executive Officer

                                      NORWEST BANK MINNESOTA, NATIONAL
                                      ASSOCIATION, not in its individual
                                      capacity, but solely as Trustee and as
                                      Backup Servicer


                                      By:  /s/ Bruce C. Wandersee
                                           -------------------------------
                                      Name: Bruce C. Wandersee
                                      Title: Assistant Vice President

                                      ASSET GUARANTY INSURANCE
                                        COMPANY

                                      By:  /s/ Scott Mangan
                                           -------------------------------
                                      Name:  Scott Mangan
                                           -------------------------------
                                      Title: Vice President
                                           -------------------------------

                                    EXHIBIT A

                             CREDITRUST CORPORATION
                         FORM OF MONTHLY SERVICER REPORT
                               COLLECTION PERIOD:
                                  PAYMENT DATE:
                               DETERMINATION DATE:

     Pursuant to the Indenture and Servicing Agreement dated as of December 1, 1998 (the "Indenture and Servicing Agreement") among Creditrust SPV98-2, LLC, as Issuer, Creditrust Corporation, as servicer (the "Servicer"), Norwest Bank Minnesota, National Association, as trustee (in such capacity, the "Trustee") and as backup servicer, and Asset Guarantee Insurance Company, as Note Insurer (the "Note Insurer"), the Servicer is required to provide the Note Insurer and the Trustee with certain information each Determination Date with respect to the Creditrust Receivables-Backed Notes, Series 1998-2. Capitalized terms used in this certificate have the meanings set forth in the Indenture and Servicing Agreement.

A. Collections                                                                  $
   Third Party Fees                                                             ________
   Net Proceeds                                                                 $
   Repurchases
   Sales
   Interest on Collections Account
   Interest on Note Account                                                     ________
   Available Funds received for the related Collection Period                   $
                                                                                ========
   Total funds in the Collection Account as of Determination Date
   Customer refunds due to servicer
   Accrued legal and court costs due to servicer
   Non Collection Period Net Proceeds in the Collection Account
   Interest on Note Account                                                     ________
   Available Funds                                                              $
                                                                                ========

B. Information Regarding the Trustee Fee and Backup Servicing Fee
   (I)    the total amount of the Trustee Fee and Backup Servicing
          Fee accrued with respect to such Payment Date                         $_______
   (II)   the total amount of the accrued and past due Trustee Fee
          and Backup Servicing Fee with respect to prior Payment Date           $_______
   (III)  the total amount of payments made on such Payment Date
          with respect to the Trustee Fee and Backup Servicing Fee              $_______
   (IV)   the total amount of the accrued and unpaid Trustee Fee and Backup
          Servicing Fee to be carried forward to subsequent Payment Dates       $_______

C. Information Regarding the Servicing Fee

   (I)    the total amount of the Servicing Fee accrued with respect to
          such Payment Date                                                     $_______
   (II)   the total amount of the accrued and past due Servicing Fee
          with respect to prior Payment Dates                                   $_______
   (III)  the total amount of payments made on such Payment Date
          with respect to the Servicing Fee                                     $_______
   (IV)   the total amount of the accrued and unpaid Servicing Fee to
          be carried forward to subsequent Payment Dates                        $_______
   (V)    Additional Servicing Fees                                             $_______

D. Amount of Transition Fees                                                    $_______

E. Information Regarding Payments With Respect to Notes
   (I)    the total Interest Distributable Amount for such Payment Date         $_______
          (a) the total amount of accrued interest for such Payment Date        $_______
          (b) the total amount of Interest Carryover Shortfall from
              the immediately proceeding Payment Date                           $_______
   (II)   the total amount of payments made on such Payment Date
          with respect to the Interest Distributable Amount                     $_______
   (III)  the total amount from clause (II) derived from withdrawal
          from the Reserve Account                                              $_______
   (IV)   the total amount of the reduction of the Note Balance made
          on such Payment Date                                                  $_______
   (V)    the total amount from clause (IV) derived from a withdrawal
          from the Reserve Account                                              $_______
   (VI)   the outstanding Note Balance after payments made in respect
          thereof on such Payment Date                                          $_______

F. Information Regarding the Reserve Account
   (I)    the Reserve Fund Reimbursement Amount for such Payment
          Date, to be deposited in the Reserve Account                          $_______
   (II)   the total amount of any deposits to the Reserve Account on
          such Payment Date                                                     $_______
   (III)  the total amount required in the Reserve Account after
          withdrawals, if any, from such account made on such payment Date      $_______
   (IV)   Interest credited to the account due Issuer                           $_______
   (V)    Current Reserve Account Balance                                       $_______
   (VI)   Excess Reserve Fund Balance due Issuer                                $_______

G. Information Regarding Removed Receivables
   (I)    the account number of each Removed Receivables with
          respect to such Payment Date                                          $_______
   (II)   the amount of the Release Payment with respect to the
          Removed Receivables described in clause (I)                           $_______

H. Information Regarding Payments from Note Insurer
   (I)    the total amount required to be paid by Note Insurer on
          account of the Interest Distributable Amount                          $_______
   (II)   the total amount required to be paid by Note Insurer on
          account of the payments of the remaining Note Balance on the
          Final Payment Date                                                    $_______

I. Information Regarding Payments to Note Insurer
   (I)    the total amount required to be paid to Note Insurer for Note
          Insurance Premium                                                     $_______
   (II)   the aggregate amount of all other Note Insurance Obligations
          payable to the Note Insurer and outstanding                           $_______

   Total Disbursements of Available Funds                                       $_______

J. The Company's net worth exceeds the requirements of Section 7.07 (b)
   of the Indenture and Servicing Agreement
   Sum of:             1)  20,000,000 plus                                      $
   (unaudited)         2)  75% of earnings from 10/01/98                        $_______
                           Required Amount                                      $
                                                                                 =======
                           Net Worth at 12/31/98                                $
                                                                                 =======


                                    Creditrust Corporation,
                                    as Servicer


                                    ------------------------------------------
                                    Richard J. Palmer,
                                    Vice President and Chief Financial Officer

Dated:   _________________

                                    EXHIBIT B

                          FORM OF TRUSTEE'S CERTIFICATE

     Norwest Bank Minnesota, National Association, as trustee (the "Trustee") of Creditrust Receivables Backed Notes, Series 1998-2 Trust created pursuant to the Indenture and Servicing Agreement dated as of December 1, 1998 (the "Indenture and Servicing Agreement") among Creditrust SPV98-2, LLC, as Issuer, Creditrust Corporation, as Servicer, Norwest Bank Minnesota, National Association, as trustee and backup servicer, and Asset Guaranty Insurance Company, as Note Insurer, does hereby release its security interest in and to all of the Receivables identified in the attached Servicer's Remittance Date Certificate as "Removed Receivables," for which [the Issuer has a repayment obligation pursuant to Section 2.05 or 6.02] [the Servicer has a repayment obligation pursuant to
Section 3.04] of the Indenture and Servicing Agreement, and all security and documents relating thereto.

     Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in the Indenture and Servicing Agreement.

     IN WITNESS WHEREOF, I have hereunto set my hand this ___ day of ___________, ____.

                                          NORWEST BANK MINNESOTA,
                                          NATIONAL ASSOCIATION,
                                          as Trustee



                                          By:  _______________________________
                                          Name:
                                          Title:

                                    EXHIBIT C

                                  FORM OF NOTE

                             Creditrust SPV98-2, LLC
              Creditrust Receivables - Backed Notes, Series 1998-2


     THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAWS, AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED EXCEPT IN COMPLIANCE WITH THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS. THE TRANSFER OF THIS NOTE IS SUBJECT TO CERTAIN RESTRICTIONS AND CONDITIONS SET FORTH IN THE INDENTURE AND SERVICING AGREEMENT UNDER WHICH THIS NOTE IS ISSUED (A COPY OF WHICH IS AVAILABLE FROM THE TRUSTEE UPON REQUEST).



Note Number:                                                   U.S. $__________

CUSIP #_____________________

     Creditrust SPV98-2, LLC, a limited liability company organized under the laws of Maryland, (the "Issuer"), for value received, hereby promises to pay [ ] or registered assigns, (a) upon presentation and surrender of this Note (except as otherwise permitted by the Indenture referred to below), the principal sum of _______________________________ United States Dollars (U.S. $____________) on
January 12, 2004 (the "Final Payment Date") unless the unpaid principal of this Note becomes due and payable at an earlier date by declaration of acceleration, call for redemption or otherwise, (b) interest on the twelfth day of each month, commencing February 12, 1999, at the rate equal to [ %] per annum on the unpaid principal amount hereof until the principal hereof is paid or duly provided for. Interest shall be computed on the basis of a 360-day year consisting of twelve 30-day months. The interest so payable on any Payment Date will, as provided in the Indenture hereinafter referred to, be paid to the Person in whose name this
Note is registered at the close of business on the Record Date for such interest payment.

     Payments in respect of principal and interest due on any Payment Date of this Note shall be payable by wire transfer in immediately available funds to a Dollar account maintained by the Noteholder or, if a wire transfer cannot be effected, by Dollar check delivered to the Noteholder. Notwithstanding the foregoing, the final payment of interest and principal due on this Note shall be made (except as otherwise provided in the Indenture) only upon presentation and surrender of this Note at the Corporate Trust Office of the Trustee. The person in whose name this Note is registered shall be treated as the owner hereof for all purposes.

     Except as specifically provided herein and in the Indenture, the Issuer shall not be required to make any payment with respect to any tax, assessment or other governmental charge imposed by any government or any political subdivision or taxing authority thereof or therein.

     Unless the certificate of authentication hereon has been executed by the Trustee by the manual signature of one of its Responsible Officers, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

     This Note is one of a duly authorized issue of Creditrust Receivables - Backed Notes, Series 1998-2 of the Issuer (the "Notes"), limited in principal amount to U.S. $[_______] issued and to be issued under an indenture dated as of December 1, 1998 (the "Indenture") between (among others) the Issuer and Norwest Bank Minnesota, National Association (the "Trustee", which term includes any successor trustee as permitted under the Indenture). Reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Issuer, the Trustee and the Noteholders and the terms upon which the Notes are, and are to be, authenticated and delivered.

     Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Indenture.

     The Notes are issuable only in definitive, fully registered form without coupons, in minimum denominations of $1,000,000 and integral multiples of $1,000 in excess thereof.

     The principal of each Note shall be payable at the Final Payment Date thereof unless the unpaid principal of such Note becomes due and payable on an earlier date by declaration of acceleration, call for redemption, or otherwise.

     Title to Notes shall pass by registration in the Note Register kept at the Corporate Trust Office. No service charge shall be made for exchange or registration of transfer of this Note.

     If an Event of Default shall occur and be continuing, the Notes may become or be declared due and payable in the manner and with the effect provided in the Indenture. The remedies of the Noteholder hereof, as provided herein or in the Indenture, shall be cumulative and concurrent and may be pursued solely against the assets of the Issuer consisting of the Trust Estate. No failure on the part of the Noteholder in exercising any right or remedy hereunder shall operate as a waiver or release thereof, nor shall any single or partial exercise of any such right or remedy preclude any other further exercise thereof or the exercise of any other right or remedy hereunder.

     Asset Guaranty Insurance Company ("AGIC"), a stock insurance company incorporated in the State of New York, has issued its Financial Guaranty Insurance Policy (the "Policy") insuring the payment of principal of and interest on this Note, on the dates and in the amounts as provided in the Policy. Reference is made to the Policy for the complete provisions thereof. The owner of this Note acknowledges and consents to the subrogation and assignment rights of AGIC as more fully set forth in the Policy.

     AS PROVIDED IN THE INDENTURE, THE INDENTURE AND THE NOTES SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED THEREIN WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES THEREOF.

     IN WITNESS WHEREOF, the Issuer has caused this Note to be duly executed.

     Dated as of: December ____, 1998

                             Creditrust SPV98-2, LLC



                             By:
                                ----------------------------------
                             Name:  Joseph K. Rensin
                             Title:  President




                          CERTIFICATE OF AUTHENTICATION

          This is one of the Notes referred to in the within-mentioned
Indenture.

                               Norwest Bank Minnesota, National Association as Trustee



                             By:
                                ----------------------------------
                                       Responsible Officer

                                   EXHIBIT D-1
                         FORM OF TRANSFEROR CERTIFICATE

                                                   ______ __, 199_

Norwest Bank Minnesota, National Association
Norwest Center
Sixth and Marquette
Minneapolis, MN 55479-0113
Attention: Corporate Trust Operations (Creditrust Receivables-Backed Notes,
           Series 1998-2)

           Re: Creditrust Receivables-Backed Notes, Series 1998-2 (the "Notes")

Ladies and Gentlemen:

     This letter is delivered to you in connection with the transfer by ____________________ (the "Transferor") to _______________________ (the
"Transferee") of a Note (the "Transferred Note") [having an initial principal balance as of December __, 1998 (the "Closing Date") of $_____________]. The Notes were issued pursuant to the Indenture and Servicing Agreement (the "Indenture and Servicing Agreement"), dated as of December 1, 1998, among Creditrust SPV98-2, LLC, as issuer, Creditrust Corporation, as servicer, Asset Guaranty Insurance Company, as note insurer, and Norwest Bank Minnesota, National Association, as trustee. All terms used herein and not otherwise defined shall have the meanings set forth in the Indenture and Servicing Agreement. The Transferor hereby certifies, represents and warrants to you, as Note Registrar, that:

          1. The Transferor is the lawful owner of the Transferred Note with the full right to transfer such Note free from any and all claims and encumbrances whatsoever.

          2. Neither the Transferor nor anyone acting on its behalf has (a) offered, transferred, pledged, sold or otherwise disposed of any Note, any interest in any Note or any other similar security to any person in any manner, (b) solicited any offer to buy or accepted a transfer, pledge or other disposition of any Note, any interest in any Note or any other similar security from any person in any manner, (c) otherwise approached or negotiated with respect to any Note, any interest in any Note or any other similar security with any person in any manner, (d) made any general solicitation by means of general advertising or in any other manner, or (e) taken any other action, which (in the case of any of the acts described in clauses (a) through (d) hereof) would constitute a distribution of any Note under the Securities Act of 1933, as amended (the "Securities Act"), or would render the disposition of any Note a violation of Section 5 of the Securities Act or any state securities laws, or would require registration or qualification of any Note pursuant to the Securities Act or any state securities laws.

                                          Very truly yours,

                                          ------------------------------
                                          (Transferor)


                                          By:___________________________
                                          Name:_________________________
                                          Title:________________________

                                   EXHIBIT D-2
                         FORM OF TRANSFEREE CERTIFICATE

                                                                ______ __, 199_


Norwest Bank Minnesota, National Association
Norwest Center
Sixth and Marquette
Minneapolis, MN 55479-0113
Attention: Corporate Trust Operations (Creditrust Receivables-Backed Notes,
           Series 1998-2)

           Re: Creditrust Receivables-Backed Notes, Series 1998-2 (the "Notes")

Ladies and Gentlemen:

     This letter is delivered to you in connection with the transfer by ____________________ (the "Transferor") to _______________________ (the
"Transferee") of a Note (the "Transferred Note") [having an initial principal balance as of December __, 1998 (the "Closing Date") of $_____________]. The Notes were issued pursuant to the Indenture and Servicing Agreement (the "Indenture and Servicing Agreement"), dated as of December 1, 1998, among Creditrust SPV98-2, LLC, as issuer, Creditrust Corporation, as servicer, Asset Guaranty Insurance Company, as note insurer, and Norwest Bank Minnesota, National Association, as trustee. All terms used herein and not otherwise defined shall have the meanings set forth in the Indenture and Servicing Agreement. The Transferee hereby certifies, represents and warrants to you, as Note Registrar, that:

          1. The Transferee is acquiring the Transferred Note for its own account for investment and not with a view to or for sale or transfer in connection with any distribution thereof, in whole or in part, in any manner which would violate the Securities Act of 1933, as amended (the "Securities Act"), or any applicable state securities laws.

          2. The Transferee understands that (a) the Notes have not been and will not be registered under the Securities Act or registered or qualified under any applicable state securities laws, (b) neither the Issuer nor the Trustee is obligated so to register or qualify the Notes and (c) the Notes may not be resold or transferred unless they are (i) registered pursuant to the Securities Act and registered or qualified pursuant to any applicable state securities laws or (ii) sold or transferred in transactions which are exempt from such registration and qualification and the Note Registrar has received either (A) certifications from both the Transferor and the Transferee (substantially in the forms attached to the Indenture and Servicing Agreement) setting forth the facts surrounding the transfer or (B) an Opinion of Counsel satisfactory to the Note Registrar with respect to the availability of such exemption, together with copies of the certification(s) from the Transferor and/or Transferee setting forth the facts surrounding the transfer upon which such opinion is based.

          3. The Transferee understands that it may not sell or otherwise transfer any portion of its interest in the Transferred Note except in compliance with the provisions of Section 5.03 of the Indenture and Servicing Agreement, which provisions it has carefully reviewed, and that the Transferred Note will bear a legend substantially to the following effect:


THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAWS, AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED EXCEPT IN COMPLIANCE WITH THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS. THE TRANSFER OF THIS NOTE IS SUBJECT TO CERTAIN RESTRICTIONS AND CONDITIONS SET FORTH IN THE INDENTURE AND SERVICING AGREEMENT UNDER WHICH THIS NOTE IS ISSUED, A COPY OF WHICH IS AVAILABLE FROM THE TRUSTEE UPON REQUEST.

          4. Neither the Transferee nor anyone acting on its behalf has (a) offered, pledged, sold, disposed of or otherwise transferred any Note, any interest in any Note or any other similar security to any person in any manner,
(b) solicited any offer to buy or accept a pledge, disposition or other transfer of any Note, any interest in any Note or any other similar security from any person in any manner, (c) otherwise approached or negotiated with respect to any Note, any interest in any Note or any other similar security with any person in any manner, (d) made any general solicitation by means of general advertising or in any other manner, or (e) taken any other action, that (in the case of any of the acts described in clauses (a) through (d) hereof) would constitute a distribution of any Note under the Securities Act, would render the disposition of any Note a violation of Section 5 of the Securities Act or any state securities law or would require registration or qualification of any Note pursuant thereto. The Transferee will not act, nor has it authorized or will it authorize any person to act, in any manner set forth in the foregoing sentence with respect to any Note.

          5. The Transferee has been furnished with all information regarding
(a) the Issuer, (b) the Notes and distributions thereon, (c) the Indenture and Servicing Agreement, and (d) all related matters, that it has requested.

          6. The Transferee is an "accredited investor" as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act and has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Notes; the Transferee has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision; and the Transferee is able to bear the economic risks of such an investment and can afford a complete loss of such investment.

                                               Very truly yours,

                                               ------------------------------
                                               (Transferee)
                                               By:___________________________
                                               Name:_________________________
                                               Title:________________________

                                   EXHIBIT D-3
                         FORM OF TRANSFEREE CERTIFICATE
                                    FOR QIBs
                                                                ______ __, 199_


Norwest Bank Minnesota, National Association
Norwest Center
Sixth and Marquette
Minneapolis, MN 55479-0113
Attention: Corporate Trust Operations (Creditrust Receivables-Backed Notes,
           Series 1998-2)

           Re: Creditrust Receivables-Backed Notes, Series 1998-2 (the "Notes")

Ladies and Gentlemen:

     This letter is delivered to you in connection with the transfer by ____________________ (the "Transferor") to _______________________ (the
"Transferee") of a Note (the "Transferred Note") [having an initial principal balance as of December __, 1998 (the "Closing Date") of $_____________]. The Notes were issued pursuant to the Indenture and Servicing Agreement (the "Indenture and Servicing Agreement"), dated as of December 1, 1998, among Creditrust SPV98-2, LLC, as issuer, Creditrust Corporation, as servicer, Asset Guaranty Insurance Company, as note insurer, and Norwest Bank Minnesota, National Association, as trustee. All terms used herein and not otherwise defined shall have the meanings set forth in the Indenture and Servicing Agreement. The Transferee hereby certifies, represents and warrants to you, as Note Registrar, that:

          1. The Transferee is a "qualified institutional buyer" as that term is defined in Rule 144A ("Rule 144A") under the Securities Act of 1933, as amended (the "Securities Act"), and has completed one of the forms of certification to that effect attached hereto as Annex 1 and Annex 2. The Transferee is aware that the sale to it is being made in reliance on Rule 144A. The Transferee is acquiring the Transferred Note for its own account or for the account of a qualified institutional buyer, and understands that such Note may be resold, pledged or transferred only (i) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the Securities Act.

          2. The Transferee has been furnished with all information regarding
     (a) the Notes and distributions thereon, (b) the nature, performance and servicing of the

     Receivables, (c) the Indenture and Servicing Agreement, and (d) any credit enhancement mechanism associated with the Notes, that it has requested.

                                             Very truly yours,

                                             ------------------------------
                                             (Transferee)


                                             By:___________________________
                                             Name:_________________________
                                             Title:________________________

                             ANNEX 1 TO EXHIBIT D-3
            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A
          [For Transferees Other Than Registered Investment Companies]

     The undersigned hereby certifies as follows to [name of Transferor] (the "Transferor") and Norwest Bank Minnesota, National Association, as Note Registrar, with respect to the Note being transferred (the "Transferred Note") as described in the Transferee Note to which this certification relates and to which this certification is an Annex:

     1. As indicated below, the undersigned is the chief financial officer, a person fulfilling an equivalent function, or other executive officer of the entity purchasing the Transferred Note (the "Transferee").

     2. The Transferee is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because (i) the Transferee owned and/or invested on a discretionary basis $________/ ______ in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year (such amount being calculated in accordance with Rule 144A) [Transferee must own and/or invest on a discretionary basis at least $100,000,000 in securities unless Transferee is a dealer, and, in that case, Transferee must own and/or invest on, a discretionary basis at least $10,000,000 in securities.] and (ii) the Transferee satisfies the criteria in the category marked below.

      . Corporation, etc. The Transferee is a corporation (other than a bank, savings and loan association or similar institution), business trust, partnership, or any organization described in Section 501(c)(3) of the Internal Revenue Code of 1986.

      . Bank. The Transferee (a) is a national bank or a banking institution organized under the laws of any State, U.S. territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto, as of a date not more than 16 months preceding the date of sale of the Note in the case of a U.S. bank, and not more than 18 months preceding such date of sale for a foreign bank or equivalent institution.

      . Savings and Loan. The Transferee (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto, as of a date not more than 16 months preceding the date of sale of the Note in the case of a U.S. savings and loan association, and not more than 18 months preceding such date of sale for a foreign savings and loan association or equivalent institution.

      .   Broker-dealer. The Transferee is a dealer registered pursuant to
          Section 15 of the Securities Exchange Act of 1934 and we owned and invested, on a discretionary basis, for our own account or the accounts of other qualified institutional buyers, in the aggregate at least the amount of securities specified below (not less than $10 million), calculated as provided in Rule 144A, as of the date specified below.

      . Insurance Company. The Transferee is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State, U.S. territory or the District of Columbia.

      . State or Local Plan. The Transferee is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

      . ERISA Plan. The Transferee is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

      . Investment Advisor. The Transferee is an investment advisor registered under the Investment Advisers Act of 1940.

      . Other. (Please supply a brief description of the entity and a cross-reference to the paragraph and subparagraph under subsection
          (a)(1) of Rule 144A pursuant to which it qualifies. Note that registered investment companies should complete Annex 2 rather than this Annex 1.)
                        --------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     3. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Transferee, (ii) securities that are part of an unsold allotment to or subscription by the Transferee, if the Transferee is a dealer, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, the Transferee did not include any of the securities referred to in this paragraph.

     4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, the Transferee used the cost of such securities to the Transferee, unless the Transferee reports its securities holdings in its financial statements on the basis of their market value, and no current information with respect to the cost of those securities has been published, in which case the securities were valued at market. Further, in determining such aggregate amount, the Transferee may have included securities owned by subsidiaries of the Transferee, but only if such subsidiaries are consolidated with the Transferee in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Transferee's direction. However, such securities were not included if the Transferee is a majority-owned, consolidated subsidiary of another enterprise and the Transferee is not itself a reporting company under the Securities Exchange Act of 1934.

     5. The Transferee acknowledges that it is familiar with Rule 144A and understands that the parties to which this certification is being made are relying and will continue to rely on the statements made herein because one or more sales to the Transferee may be in reliance on Rule 144A.

    ___        __      Will the Transferee be purchasing the Transferred
    Yes        No      Note only for the Transferee's own account?


     6. If the answer to the foregoing question is "no", then in each case where the Transferee is purchasing for an account other than its own, such account belongs to a third party that is itself a "qualified institutional buyer" within the meaning of Rule 144A, and the "qualified institutional buyer" status of such third party has been established by the Transferee through one or more of the appropriate methods contemplated by Rule 144A.

     7. The Transferee will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Transferee's purchase of the Transferred Note will constitute a reaffirmation of this certification as of the date of such purchase. In addition, if the Transferee is a bank or savings and loan as provided above, the Transferee agrees that it will furnish to such parties any updated annual financial statements that become available on or before the date of such purchase, promptly after they become available.

                                   --------------------------------------------
                                   Print Name of Transferee or Adviser

                                   --------------------------------------------
                                   By:
                                      -----------------------------------------
                                   Name:
                                        ---------------------------------------
                                   Title:
                                         --------------------------------------

                             ANNEX 2 TO EXHIBIT D-3
            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A
           [For Transferees That Are Registered Investment Companies]

     The undersigned hereby certifies as follows to [name of Transferor] (the "Transferor") and Norwest Bank Minnesota, National Association, as Note Registrar, with respect to the mortgage pass-through certificate being transferred (the "Transferred Note") as described in the Transferee Note to which this certification relates and to which this certification is an Annex:

     1. As indicated below, the undersigned is the chief financial officer, a person fulfilling an equivalent function, or other executive officer of the entity purchasing the Transferred Note (the "Transferee") or, if the Transferee is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because the Transferee is part of a Family of Investment Companies (as defined below), is an executive officer of the investment adviser (the "Adviser").

     2. The Transferee is a "qualified institutional buyer" as defined in Rule 144A because (i) the Transferee is an investment company registered under the Investment Company Act of 1940, and (ii) as marked below, the Transferee alone owned and/or invested on a discretionary basis, or the Transferee's Family of Investment Companies owned, at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year. For purposes of determining the amount of securities owned by the Transferee or the Transferee's Family of Investment Companies, the cost of such securities was used, unless the Transferee or any member of the Transferee's Family of Investment Companies, as the case may be, reports its securities holdings in its financial statements on the basis of their market value, and no current information with respect to the cost of those securities has been published, in which case the securities of such entity were valued at market.

      . The Transferee owned and/or invested on a discretionary basis $_______ in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

      . The Transferee is part of a Family of Investment Companies which owned in the aggregate $______ in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

     3. The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

     4. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Transferee or are part of the Transferee's Family of Investment Companies, (ii) bank deposit notes and certificates of deposit, (iii) loan participations, (iv) repurchase agreements,
(v) securities owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, or owned by the Transferee's Family of Investment Companies, the securities referred to in this paragraph were excluded.

     5. The Transferee is familiar with Rule 144A and understands that the parties to which this certification is being made are relying and will continue to rely on the statements made herein because one or more sales to the Transferee will be in reliance on Rule 144A.

     ___      __         Will the Transferee be purchasing the Transferred
     Yes      No         Note only for the Transferee's own account?


     6. If the answer to the foregoing question is "no", then in each case where the Transferee is purchasing for an account other than its own, such account belongs to a third party that is itself a "qualified institutional buyer" within the meaning of Rule 144A, and the "qualified institutional buyer" status of such third party has been established by the Transferee through one or more of the appropriate methods contemplated by Rule 144A.

     7. The undersigned will notify the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice, the Transferee's purchase of the Transferred Note will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.

                                      ---------------------------------------
                                      Print Name of Transferee or Adviser

                                      ---------------------------------------
                                      By:
                                         ------------------------------------
                                      Name:
                                           ----------------------------------
                                      Title:
                                            ---------------------------------

                                      IF AN ADVISER:

                                      ---------------------------------------
                                      Print Name of Transferee

                                        Date:
                                             --------------------------------

                                    EXHIBIT E

                             BACKUP SERVICER FIELDS

Customer Information Fields                    Receivable Information Fields
---------------------------                    -----------------------------
Primary Debtor's Name                          Type of Account
Primary Debtor's Social Security Number        Date Purchased
Primary Debtor's Mailing Address               Charged-off Balance
Secondary Debtor's Name                        Charged-off Date
Secondary Debtor's Social Security Number      Name of Seller
Account Home Phone Number                      Seller Assigned Account Number
Account Work Phone Number                      Negotiated Settlement Amount
Debtor ID                                      Last Payment Date
                                               Total Amount Paid to Date
                                               Next Payment Amount
                                               Total Amount Outstanding
                                               Package ID

                                   SCHEDULE A

                             SCHEDULE OF RECEIVABLES


                        [See CD-ROM delivered to Trustee]